As filed with the Securities and Exchange Commission on March 28, 1996



                                                      Registration Nos.  33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

                              Pre-Effective Amendment No.          / /

                              Post-Effective Amendment No. 73      /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/


                              Amendment No. 76                     /X/
                        (Check appropriate box or boxes.)
                                 ---------------

                     Standish, Ayer & Wood Investment Trust
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 375-1760


                              ERNEST V. KLEIN, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    / /  Immediately upon filing pursuant to Rule 485(b)

    /X/  On April 29, 1996 pursuant to Rule 485(b)

    / /  60 days after filing pursuant to Rule 485(a)(1)

    / /  0n (date) pursuant to Rule 485(a)(1)

    / /  75 days after filing pursuant to Rule 485(a)(2)

    / /  0n (date) pursuant to Rule 485(a)(2)

         The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ended December 31, 1995 was filed on or about February 27, 1996.

                                   ----------

This Post-Effective Amendment has been executed outside of the United States by the Trustees and Officers of Standish, Ayer & Wood Master Portfolio.

                     STANDISH, AYER & WOOD INVESTMENT TRUST*
                              Standish Equity Fund
                           Standish Fixed Income Fund
                        Standish Global Fixed Income Fund
                    Standish Small Capitalization Equity Fund

                  Cross-Reference Sheet Pursuant to Rule 495(a)

Part A                                          Prospectus
Form Item                                       Cross-Reference
---------                                       ---------------

Item 1.  Cover Page                             Cover Page
Item 2.  Synopsis                               "Expense Information"

Item 3.  Condensed Financial                    "Financial Highlights"
                       Information

Item 4.  General Description                    Cover Page, "The Fund
            of Registrant                       and the Portfolio", "Investment
                                                Objective and Policies" and
                                                "Special Information Concerning
                                                the Hub and Spoke Master-Feeder
                                                Fund Structure"

Item 5.  Management of the Fund                 "Management" and "Custodian,
                                                Transfer Agent and Dividend
                                                Disbursing Agent"

Item 6.  Capital Stock and                      "The Fund and Its Shares",
            Other Securities                    "Purchase of Shares", "Exchange
                                                of Shares", "Redemption of
                                                Shares", "Dividends and
                                                Distributions" and "Federal
                                                Income Taxes"

Item 7.  Purchase of Securities                 Cover Page, "Purchase of
             Being Offered                      Shares" and "Exchange of
                                                Shares"


Item 8.  Redemption or                          "Redemption of Shares"
             Repurchase


Item 9.  Pending Legal                          Not Applicable
             Proceedings

     * This Post-Effective Amendment to the Registrant's Registration Statement is being filed with respect to the series of the Registrant set forth above and does not affect the Prospectuses and Statements of Additional Information of any additional series of the Registrant.

                                                Statement of Additional
        Part B                                  Information Cross-
        Form Item                               Reference
        ---------                               ---------

Item 10.  Cover Page                              Cover Page

Item 11.   Table of Contents                      "Contents"

Item 12.  General Information
                 and History                      Not Applicable

Item 13.  Investment Objectives                   "Investment Objective
          and Policies                            and Policies" and "Investment
                                                  Restrictions"

Item 14.  Management of the Fund                  "Management"

Item 15.  Control Persons and                     "Management"
                 Principal Holders
                 of Securities

Item 16.  Investment Advisory and                 "Management"
                  Other Services

Item 17.  Brokerage Allocation                    "Portfolio Transactions"

Item 18.  Capital Stock and                       "The Fund and Its Shares" and
                 Other Securities                 "The Portfolio and Its
                                                  Investors"

Item 19.  Purchase, Redemption                    "Redemption of Shares" and
                 and Pricing of                   "Determination of Net Asset
                 Securities Being                 Value"
                 Offered

Item 20.  Tax Status                              "Taxation"

Item 21.  Underwriters                            Not Applicable

Item 22.  Calculation of                          "Calculation of Performance
                 Performance Data                 Data"

Item 23.  Financial Statements                    "Experts and Financial
                                                  Statements"

Prospectus dated April 29, 1996



                                   PROSPECTUS
                              STANDISH EQUITY FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Equity Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.
     The Fund's investment objective is to achieve long-term growth of capital through investment primarily in equity securities of companies which appear to be undervalued. Under normal circumstances, at least 80% of the Fund's assets will be invested in such securities. The Fund seeks to achieve its investment objective by investing all its investable assets (the "Investable Assets") in the Standish Equity Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is also an open-end management investment company. The Portfolio invests primarily in publicly traded equity securities of United States companies and, to a lesser extent, of foreign issuers. The Portfolio normally does not invest in securities which are restricted as to disposition by federal securities laws or are otherwise illiquid but may do so to a limited extent under certain circumstances. See "Investment Policies." Standish, Ayer & Wood, Inc. , Boston, Massachusetts, is the Portfolio's investment adviser ("Standish" or the "Adviser").
     UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE MASTER-FEEDER FUND STRUCTURE" ON PAGE 7.
     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.
         This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing to the Principal Underwriter at the telephone number or address set forth above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.
     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

Expense Information...........................................2
Financial Highlights..........................................3
Investment Objective and Policies.............................4
Risk Factors and Suitability..................................7
Special Information Concerning the Hub and Spoke Master-
      Feeder Fund Structure...................................7
Calculation of Performance Data..............................8
Dividends and Distributions...................................8
Purchase of Shares............................................8
Exchange of Shares............................................9
Redemption of Shares..........................................9
Management...................................................10
Federal Income Taxes.........................................12
The Fund and The Portfolio...................................13
Principal Underwriter........................................13
Custodian, Transfer Agent and Dividend Disbursing Agent .....13
Independent Accountants......................................14
Legal Counsel................................................14
Tax Certification Instructions...............................14

                             EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fees                                                         None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees 1                                                     0.50%

12b-1 Fees                                                            None

Other Expenses (After Expense Limitation)                             0.21%*

Total Operating Expenses (After Expense Limitation)                   0.71%*


Example                                                               1 yr.            3 yrs.            5 yrs.          10 yrs.
-------                                                               -----            ------            ------          -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period:                                                 $8              $25               $44              $98

     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund and the Portfolio that an investor in the Fund will bear directly or indirectly. The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is estimated based upon expenses for the Fund's fiscal year ended December 31, 1995. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio will not be more than the expenses which the Fund would incur if it were to retain the services of an investment adviser and the Investable Assets of the Fund were invested directly in the types of securities being held by the Portfolio.

--------------------------------------------------------------------------------
1As of the close of business on April 26, 1996, the Fund transferred its Investable Assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Trust, on behalf of the Fund, retained Standish as its investment adviser.
*Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and the Portfolio to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In the absence of such agreement, Other Expenses and Total Operating Expenses of the Fund and the Portfolio are estimated to be 0.29% and 0.79%, respectively, of average daily net assets.
     For more information with respect to the expenses of the Fund and the Portfolio see "Management-Investment Adviser" and "Management-Expenses" herein.
     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


                              FINANCIAL HIGHLIGHTS
     The financial highlights for the years ended December 31, 1993, 1994, and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

Per share data (for a share outstanding                           Year Ended December 31,
                                                  ------------------------------------------------------------------
      throughout each period)                        1995           1994         1993         1992 *       1991 *,+
                                                  -----------   -----------  -----------   -----------   -----------

      Net asset value - beginning of period           $28.66        $30.89       $26.28        $25.66        $20.00
                                                  -----------   -----------  -----------   -----------   -----------

Income from investment operations
      Net investment income **                         $0.76         $0.45        $0.50         $0.56         $0.46
      Net realized and unrealized gain (loss)           9.94         (1.62)        5.57          1.81          6.17
                                                  -----------   -----------  -----------   -----------   -----------
        Total from investment operations              $10.70        ($1.17)       $6.07         $2.37         $6.63
                                                  -----------   -----------  -----------   -----------   -----------

Less distributions declared to shareholders
      From net investment income                       (0.78)        (0.44)       (0.47)        (0.54)        (0.35)
      From realized gain                               (3.77)        (0.62)       (0.99)        (1.19)        (0.62)
      From paid-in capital                             -              -            -            (0.02)        -
                                                  -----------   -----------  -----------   -----------   -----------
        Total distributions declared to shareholders  ($4.55)       ($1.06)      ($1.46)       ($1.75)       ($0.97)
                                                  -----------   -----------  -----------   -----------   -----------

      Net asset value - end of period                 $34.81        $28.66       $30.89        $26.28        $25.66
                                                  ===========   ===========  ===========   ===========   ===========

Total return                                           37.55%        -3.78%       20.79%         9.52%        33.45%  t

Ratios (to average net assets)/Supplemental Data
     Net assets at end of period (000's omitted)     $88,532       $86,591      $72,916       $14,679        $7,498
      Expenses  **                                      0.69%         0.70%        0.80%         0.00%         1.00%  t
      Net investment income  **                         2.05%         1.55%        1.29%         2.52%         1.92%  t

Portfolio turnover                                       159%          182%         192%           92%           86%


**    For the three year period ended December 31, 1993, the investment adviser did not impose a portion of its advisory fee.  If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

      Net investment income per share                                             $0.47         $0.34         $0.23
      Ratios (to average net assets):
        Expenses                                                                   0.97%         1.00%         1.99%
        Net investment income                                                      1.12%         1.52%         0.93%

t     Computed on an annualized basis.
*     Audited by other auditors
+     For the period from January 2, 1991 (start of business) to December 31, 1991.



     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
     The Fund seeks to achieve its investment objective by investing all its Investable Assets in the Portfolio which has the same investment objective as the Fund. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.
     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.
     The Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued. Under normal circumstances, at least 80% of the Portfolio's total assets will be invested in such securities. (Equity and equity-related securities include common stocks, preferred stocks, securities convertible into common stocks and options, futures and other strategic transactions based on common stocks.) The Portfolio may invest in equity securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. over-the-counter market, and may invest up to 10% of its assets in such securities which are not so listed or traded.
     The Portfolio may also invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. Such securities will be rated Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA or A by Standard & Poor's Ratings Group ("Standard & Poor's") or if not rated, are determined to be of comparable credit quality by the Adviser. Up to 5% of the Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. In the case of a security that is rated differently by the two rating services, the higher rating is used in connection with the foregoing policy. In the event the rating on a security held by the Portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. Securities rated Baa by Moody's or BBB by Standard & Poor's and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities.
     The Portfolio may write and purchase put and call options on its portfolio securities and invest in financial futures contracts on U.S. equity indices and purchase and sell options on such futures contracts. Although the Portfolio does not normally invest in equity securities which are restricted as to disposition by federal securities laws or are otherwise illiquid, the Portfolio may do so to a limited extent under certain circumstances. Because of the uncertainty inherent in all investments, no assurance can be given that either the Fund or the Portfolio will achieve its investment objective.

     The investment objective of the Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed upon notice to, but without the approval of, the Portfolio's investors. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust and the Trustees of the Portfolio Trust, without the approval of the Fund's shareholders or the Portfolio's investors. The Fund's and the Portfolio's investment policies are described further in the Statement of Additional Information.

Investment Policies
     The Portfolio will follow a disciplined investment strategy, emphasizing stocks which the Adviser believes to offer above average potential for capital growth. Although the precise application of the discipline will vary according to market conditions, the Adviser intends to use statistical modeling techniques that utilize stock specific factors, such as current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations, to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by the Adviser's professional staff before they are included in the Portfolio's holdings. Securities selected for inclusion in the Portfolio's holdings will represent various industries and sectors.

Short-Term Debt Securities
     The Portfolio may establish and maintain cash balances for temporary purposes in order to maintain liquidity to meet shareholder redemptions. The Portfolio may also establish and maintain cash balances for temporary defensive purposes without limitation to hedge against potential stock market declines. The Portfolio's cash balances, including uncommitted cash balances, may be invested in investment grade money market instruments and short-term interest-bearing securities. The securities consist of U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, debt securities that make periodic interest payments at variable or floating rates and other money market securities and investments.
     The Portfolio's investments in money market securities (i.e., securities with maturities of less than one year) will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. At least 95% of the Portfolio's assets invested in short-term interest-bearing securities (i.e., securities with maturities of one to three years) will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. Up to 5% of assets invested in such short-term securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Foreign Securities
     Although the Portfolio intends to invest primarily in equity securities of U.S. issuers, the Portfolio may invest (without limitation) in equity securities of foreign issuers that are listed on a United States exchange or traded in the U.S. over-the-counter market, and may invest up to 10% of its assets in foreign equity securities which are not so listed or traded. Foreign securities will be selected for investment by the Portfolio if the Adviser believes these securities will offer above average capital growth potential. Investing in securities of foreign companies and securities denominated in foreign currencies or utilizing foreign currency transactions involve certain risks. See "Risk Factors and Suitability."

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.
     Strategic Transaction have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Portfolio's Strategic Transactions is set forth in the Statement of Additional Information.

Short-Selling
     The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
     Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.
     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates by an amount greater than the premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Portfolio may be required to pay in connection with a short sale.
     The Portfolio's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. When the Portfolio purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.

     The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Portfolio's net assets.
     In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale.

Repurchase Agreements
     The Portfolio may invest up to 10% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Portfolio will always be fully collateralized as to principal and interest by money market instruments and will be entered into with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

Portfolio Turnover
     It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). A high rate of portfolio turnover involves a correspondingly greater amount of transaction costs which must be borne directly by the Portfolio and thus indirectly by the Fund and its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, the Fund's distributions from which are taxable to Fund shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. The portfolio turnover rates are listed in the section captioned "Financial Highlights."

Investment Restrictions
     Each of the Fund and the Portfolio has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders or the Portfolio's investors, as the case may be.
     The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest substantially all of its Investable Assets in an open-end management investment company with substantially the same investment objective as the Fund. References below to the Portfolio's investment restrictions also include the Fund's investment restrictions. These policies provide, among other things, that the Portfolio may not: (i) with respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets; (iii) make loans of portfolio securities, except that the Portfolio may enter into repurchase agreements with respect to 10% of the value of its net assets; or (iv) invest more than 25% of its total assets in a single industry except that this restriction shall not apply to U.S.
Government securities.
     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction. Certain non-fundamental policies and additional fundamental policies adopted by the Fund and the Portfolio are described in the Statement of Additional Information.
                          RISK FACTORS AND SUITABILITY
     The Fund is not intended to provide an investment program meeting all of the requirements of an investor. The Portfolio will not emphasize current income unless this income will have a favorable influence on the market value of a portfolio security. Additionally, notwithstanding the Portfolio's ability to spread risk by holding securities of a number of portfolio companies, shareholders of the Fund should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Portfolio.

Foreign Securities
     Investing in securities of foreign companies and securities denominated in foreign currencies or utilizing foreign currency transactions involve certain risks of political, economic and legal conditions and developments not typically associated with investing in securities of U.S. companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Portfolio invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio, in connection with its purchases and sales of foreign securities, other than securities denominated in United States dollars, will incur transaction costs in converting currencies. Brokerage commissions in foreign countries are generally fixed, and other transaction costs related to securities exchanges are generally higher than in the United States. Most foreign securities of the Portfolio are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries. The Portfolio's policy of investing no more than 10% of its total assets in foreign securities that are not listed on a U.S. stock exchange or traded in the U.S. over-the-counter market is intended to limit the Portfolio's exposure to the risks associated with investments in foreign securities.

                     SPECIAL INFORMATION CONCERNING THE HUB
                        AND SPOKE(R) MASTER-FEEDER FUND
     Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Investable Assets in the Portfolio which has the same investment objective as the Fund. The Portfolio in turn invests primarily in securities consistent with that objective. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles only more so. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to the imposition of sales commissions and variations in other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Adviser (800) 221-4795.

     The Hub and Spoke master-feeder fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.
     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, because the Portfolio would have fewer assets in such a case, it may become less diversified, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operations of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.
     Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio) to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules adopted thereunder. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.
     The Fund's investment objective is a fundamental policy and may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed without the approval of investors in the Portfolio. If the Portfolio proposed to change its investment objective, the Fund would either obtain shareholder approval to make a corresponding change to its investment objective or withdraw its investment from the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or retaining an investment adviser to manage directly the Fund's assets in accordance with its investment policies described above with respect to the Portfolio. In any event, shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Portfolio. See "investment Objective and Policies" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.
     For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies." For descriptions of the management of the Portfolio, see "Management" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management" herein.
                         CALCULATION OF PERFORMANCE DATA
     From time to time the Fund may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.
     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.
                           DIVIDENDS AND DISTRIBUTIONS
     The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually, as will any dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and from short-term and long-term capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.
                               PURCHASE OF SHARES
     Shares of the Fund may be purchased from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.
     The Fund's net asset value per share is computed on each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m. New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), subtracting all liabilities and dividing the result by the total number of shares outstanding. The Portfolio's portfolio securities are valued at the last sales prices, on the valuation date, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Portfolio Trust. Additional information concerning the Portfolio's valuation policies is contained in the Statement of Additional Information.
     In the sole discretion of the Trust, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Trust will ask the Adviser to determine that any securities acquired by the Fund in this manner are consistent with the investment objective, policies and restrictions of the Portfolio. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.
     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.
                               EXCHANGE OF SHARES
     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter or its agent. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the

Principal Underwriter or its agent and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges
     Shares of the Fund may be exchanged by written order to the Principal Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges
     Shareholders who elect telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information
     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Fund's custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.
                              REDEMPTION OF SHARES
     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter or its agent of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption
     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, MA 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption
     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order
     In addition to written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions
     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Trust and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Portfolio's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in securities withdrawn from the Portfolio for this purpose. Please see the Statement of Additional Information for further information regarding the Fund's ability to satisfy redemption requests in-kind.
     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account if the value of such shares has decreased to less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $25,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.
                                   MANAGEMENT

Trustees
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

     The Portfolio is a separate investment series of Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the affairs of the Portfolio are managed under the supervision of the Trustees of the Portfolio Trust.
     A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust, up to and including creating separate boards of trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

Investment Adviser
     Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Portfolio Trust and manages the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.
     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of February 29, 1996, the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), served as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:
                                                  Net Assets
                                              (February 29, 1996)
--------------------------------------------------------------------------------
Standish Controlled Maturity Fund                 $9,206,532
Standish Equity Fund                              95,832,592
Standish Fixed Income Fund                     2,274,975,978
Standish Fixed Income Fund II                     10,046,446
Standish Global Fixed Income Fund                147,989,501
Standish Intermediate Tax Exempt Bond Fund        31,338,929
Standish International Equity Fund                55,691,972
Standish International Fixed Income Fund         792,817,998
Standish Massachusetts Intermediate
     Tax Exempt Bond Fund                        322,170,126
Standish Securitized Fund                         55,002,171
Standish Short-Term Asset Reserve Fund           298,685,235
Standish Small Capitalization Equity Fund        188,411,176
Standish Small Cap Tax-Sensitive Equity Fund       1,278,405
Standish Tax-Sensitive Equity Fund                 1,232,170

     Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of February 29, 1996, the Adviser managed approximately $29 billion of assets.
     The Portfolio's portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in January, 1991 and of the Portfolio's portfolio since the Fund's conversion to the Hub and Spoke master-feeder fund structure on April 26, 1996. During the past five years, Messrs. Tate and Cameron have each served as a Director and Vice President of the Adviser.
     Subject to the supervision and direction of the Trustees of the Portfolio Trust, the Adviser manages the Portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio, and permits the Portfolio to use the name "Standish." For its services to the Portfolio, the Adviser receives a monthly fee equal on an annual basis to 0.50% of the Portfolio's average daily net assets. For the Fund's fiscal year ended December 31, 1995, advisory fees represented 0.50% of the Fund's average daily net assets.

Administrator of the Fund
     Standish also serves as administrator to the Fund (the "Administrator") pursuant to an administration agreement. As Administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services.

Expenses
     The Portfolio and the Fund, as the case may be, are each responsible for all of their respective costs and expenses not expressly stated to be payable by Standish under the investment advisory agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of reports and notices to interest-holders; and expenses of the Portfolio's administrator. The Fund will pay shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each of the Fund and the Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. The Trust's Principal Underwriter, Standish Fund Distributors, L.P., bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund represented 0.67% of the Fund's average daily net assets.

     Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and the Portfolio to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. If any expense limit is exceeded, the compensation due Standish for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.

Portfolio Transactions
     Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.
     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio.

                              FEDERAL INCOME TAXES
     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.
     The Fund will not be subject to a nondeductible 4% excise tax under the Code to the extent that it meets certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. These dividends and distributions will be attributable to the Fund's allocable share of the net income and net long-term and short-term capital gains of the Portfolio and will also take into account any expenses incurred or income earned directly by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. The portion of such dividends attributable to the Fund's allocable share of qualifying dividends the Portfolio receives, if any, may qualify for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.
     The Portfolio anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield or return on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund anticipates that it generally will not qualify to pass its allocable share of such foreign taxes and any associated tax deductions or credits through to its shareholders.
     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.
     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.
     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fund's indirect ownership (through the Portfolio) of any such obligations.

     After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

                           THE FUND AND THE PORTFOLIO
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the 1940 Act and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.
     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.
     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.
     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or which represent at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     The Portfolio, in which all the Investable Assets of the Fund are invested, is a series of Standish, Ayer & Wood Master Portfolio, an open-end management investment company. The Portfolio Trust's Declaration of Trust provides that the Portfolio Trust may establish and designate separate series of the Portfolio Trust. The Portfolio Trust has established four series and may establish additional series at any time. The Portfolio Trust's Declaration of Trust also provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will not be liable for the obligations of the Portfolio, although they will bear the risk of loss of their entire respective interests in the Portfolio. However, there is a risk that interest-holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. Because the Portfolio Trust's declaration of trust disclaims interest-holder liability and provides for indemnification against such liability, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote. The interests in the Portfolio Trust are divided into separate series, such as the Portfolio. No series of the Portfolio Trust has any preference over any other series.
     Investors in other series of the Portfolio Trust will not be involved in any vote involving only the Portfolio. Investors of all of the series of the Portfolio Trust will, however, vote together to elect Trustees of the Portfolio Trust and for certain other matters affecting the Portfolio Trust. As provided by the 1940 Act, under certain circumstances, the shareholders of one or more series could control the outcome of these votes.
     Inquiries concerning the Fund should be made by contacting the Fund or the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.

                              PRINCIPAL UNDERWRITER
     Standish Fund Distributors, L.P., One Financial Center, 26th Floor, Boston, Massachusetts 02111, serves as the Trust's principal underwriter.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts
02110, serves as the Fund's transfer and dividend disbursing agent and as custodian of all cash and securities of the Portfolio.

                             INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Fund's and the Portfolio's respective financial statements annually.
                                  LEGAL COUNSEL
     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and to the Adviser.
--------------------------------------------------------------------------------

     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                         TAX CERTIFICATION INSTRUCTIONS
     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.
     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.
     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                              STANDISH EQUITY FUND
                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

--------------------------------------------------------------------------------
1Hub and Spoke(R) is a registered service mark of Signature Financial Group,Inc.

Prospectus dated April 29, 1996





                                   PROSPECTUS
                           STANDISH FIXED INCOME FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Fixed Income Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.
     The Fund is designed primarily, but not exclusively, for tax-exempt institutional investors, such as pension and profit-sharing plans, foundations and endowments. The Fund's investment objective is primarily to achieve a high level of current income, consistent with preserving principal and liquidity, and secondarily to seek capital appreciation when market factors such as declining interest rates indicate that capital appreciation may be available without significant risk to principal. The Fund seeks to achieve its investment objective by investing all its investable assets (the "Investable Assets") in the Standish Fixed Income Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is also an open-end management investment company. The Portfolio will seek to achieve its investment objective primarily through investing in a diversified portfolio of investment-grade fixed-income securities with an average dollar-weighted maturity of five to thirteen years. However, the Portfolio may invest up to 15% of its net assets in securities which are classified by the rating agencies in the highest category of non-investment grade securities, carry a high degree of risk and are considered speculative by the rating agencies. See "Investment Policies." Standish, Ayer & Wood, Inc., Boston, Massachusetts, is the Portfolio's investment adviser ("Standish" or the "Adviser").
     UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE MASTER-FEEDER FUND STRUCTURE" ON PAGE 9.
     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.
     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing to the Principal Underwriter at the telephone number or address set forth above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.
     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

Expense Information...........................................2
Financial Highlights .........................................3
Investment Objective and Policies ............................4
Risk Factors and Suitability .................................8
Special Information Concerning the Hub and Spoke Master-
    Feeder Fund Structure ....................................9
Calculation of Performance Data .............................10
Dividends and Distributions .................................10
Purchase of Shares ..........................................10
Exchange of Shares ..........................................11
Redemption of Shares ........................................11
Management ..................................................12
Federal Income Taxes ........................................14
The Fund and the Portfolio ..................................14
Principal Underwriter .......................................15
Custodian, Transfer Agent and Dividend-Disbursing Agent......15
Independent Accountants......................................15
Legal Counsel ...............................................15
Appendix A...................................................16
Tax Certification Instructions ..............................17

                             EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None



Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees 1                                                     0.32%

12b-1 Fees                                                            None

Other Expenses (After Expense Limitation)                             0.05%*

Total Fund Operating Expenses (After Expense Limitation)              0.37%*


Example                                                               1 yr.            3 yrs.            5 yrs.          10 yrs.
--------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period:                                                 $4              $12               $21              $47

     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund and the Portfolio that an investor in the Fund will bear directly or indirectly. The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based on the Fund's expenses for the fiscal year ended December 31, 1995. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio will not be more than the expenses which the Fund would incur if it were to retain the services of an investment adviser and the Investable Assets of the Fund were invested directly in the types of securities being held by the Portfolio.

-------------

1 As of the close of business on April 26, 1996, the Fund transferred its Investable Assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Trust, on behalf of the Fund, retained Standish as its investment adviser.
* Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In the absence of such agreement, Other Expenses and Total Operating Expenses of the Fund and the Portfolio are estimated to be 0.06% and 0.38%, respectively, of average daily net assets. For more information with respect to the expenses of the Fund and the Portfolio see "Management -- Investment Adviser" and "Management -- Expenses" herein.
     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993, 1994 and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

                                                                              Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                            1995           1994          1993        1992*        1991*
                                                       ------------   ------------   -----------   ----------   ----------

    Net asset value - beginning of period                  $18.91         $21.25        $20.55       $20.96       $19.56
                                                       ------------   ------------   -----------   ----------   ----------

Income from investment operations
    Net investment income                                   $1.35          $1.25         $1.50        $1.59        $1.68
    Net realized and unrealized gain (loss)                  2.08          (2.29)         1.45        (0.18)        1.66
                                                       ------------   ------------   -----------   ----------   ----------

Total from investment operations                            $3.43         ($1.04)        $2.95        $1.41        $3.34
                                                       ------------   ------------   -----------   ----------   ----------

Less distributions declared to shareholders
    From net investment income                             ($1.42)        ($1.10)       ($1.51)      ($1.52)      ($1.49)
    In excess of net investment income                        -              -           (0.04)         -            -
    From realized gain                                        -            (0.04)        (0.70)       (0.30)       (0.45)
    Tax return of capital                                     -            (0.16)           -           -            -
                                                       ------------   ------------   -----------   ----------   ----------

       Total distributions declared to shareholders        ($1.42)        ($1.30)       ($2.25)      ($1.82)      ($1.94)
                                                       ------------   ------------   -----------   ----------   ----------

       Net asset value - end of period                     $20.92         $18.91        $21.25       $20.55       $20.96
                                                       ============   ============   ===========   ==========   ==========

Total return                                                18.54%         (4.86)%       14.64%        6.88%       17.65%

Ratios (to average net assets)/Supplemental Data
   Net assets at end of period (000 omitted)           $2,267,107     $1,642,933    $1,307,099     $919,909     $631,457
    Expenses                                                 0.38%          0.38%         0.40%        0.41%        0.46%
    Net investment income                                    7.80%          7.25%         7.07%        7.61%        8.28%

Portfolio turnover                                            132%           122%          150%         217%         176%


 (Continued Below)


                                                                     Year Ended December 31, (continued)
                                                            -------------------------------------------------
                                                              1990*        1989*        1988*           1987*+
                                                            ----------   ----------   ----------   ----------

    Net asset value - beginning of period                     $19.54       $18.84       $18.99       $20.00
                                                            ----------   ----------   ----------   ----------

Income from investment operations
    Net investment income                                      $1.76        $1.81        $1.72        $1.17
    Net realized and unrealized gain (loss)                    (0.05)        0.69        (0.13)       (1.07)
                                                            ----------   ----------   ----------   ----------

Total from investment operations                               $1.71        $2.50        $1.59        $0.10
                                                            ----------   ----------   ----------   ----------

Less distributions declared to shareholders
    From net investment income                                ($1.69)      ($1.80)      ($1.74)      ($1.11)
    In excess of net investment income                           -            -            -            -
    From realized gain                                           -            -            -            -
    Tax return of capital                                        -            -            -            -
                                                            ----------   ----------   ----------   ----------

       Total distributions declared to shareholders           ($1.69)      ($1.80)      ($1.74)      ($1.11)
                                                            ----------   ----------   ----------   ----------

       Net asset value - end of period                        $19.56       $19.54       $18.84       $18.99
                                                            ==========   ==========   ==========   ==========

Total return                                                    9.23%       13.75%        8.53%        0.83% t

Ratios (to average net assets)/Supplemental Data
   Net assets at end of period (000 omitted)                $397,267     $264,874     $198,836     $156,834
    Expenses                                                    0.49%        0.53%        0.54%        0.59% t
    Net investment income                                       9.07%        9.26%        8.94%        8.16% t

Portfolio turnover                                               107%         106%         119%          73%


t  Computed on an annualized basis
*  Audited by other auditors.
+  For the period from March 27, 1987 (start of business) to December 31, 1987



     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
     The Fund seeks to achieve its investment objective by investing all its Investable Assets in the Portfolio which has the same investment objective as the Fund. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.
     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.
     The Portfolio's investment objective is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal. Such capital appreciation may result from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a decline in interest rates or from a combination of both factors. The Portfolio will seek to achieve its investment objective primarily through investing in a diversified portfolio of fixed-income securities, generally of investment grade, with an average dollar-weighted maturity of five to thirteen years. Because of the uncertainty inherent in all investments, no assurance can be given that either the Fund or the Portfolio will achieve its investment objective.
     The investment objective of the Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Portfolio's investors. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust and the Trustees of the Portfolio Trust without the approval of the Fund's shareholders or the Portfolio's investors. The Fund's and the Portfolio's investment policies are described further in the Statement of Additional Information.

Investment Policies
     The Portfolio may invest in a broad range of fixed-income securities, including bonds, notes, mortgage-backed and asset-backed securities, preferred stock and convertible debt securities. The Portfolio may purchase securities that pay interest on a fixed, variable, floating (including inverse floating), contingent, in-kind or deferred basis. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in such securities. Because the Portfolio is seeking a high level of current income, the possibility that it will exercise the conversion options of any high yield convertible debt securities it acquires is remote. Investors should be aware that investing in mortgage-backed securities involves risks of fluctuation in yields and market prices and of early prepayments on the underlying mortgages.
     The Portfolio will normally invest in U.S. dollar denominated securities, but may invest up to 20% of its total assets in securities denominated in foreign currencies; provided, however, that at any particular time, no more than 10% of the Portfolio's total assets will be invested in foreign securities which are not subject to currency hedging transactions back into U.S. dollars. See "Risk Factors and Suitability" for a description of the risks associated with investments in foreign securities.

     Although the Fund is intended primarily for tax-exempt institutional investors and will be managed without regard to potential tax considerations, the Portfolio may invest up to 10% of its total assets in tax-exempt securities, such as state and municipal bonds, if the Adviser believes they will provide competitive returns. The Fund's distributions of its allocable portion of the interest the Portfolio earns from such securities will not be tax-exempt. The Portfolio may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, floating-rate notes and repurchase agreements.
     The Portfolio will not have more than 25% of the current value of its total assets invested in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs). Rather, the Portfolio will invest in a broad range of bond market sectors, especially those deemed by the Adviser to be undervalued and consequently underpriced and offering higher yields relative to the market as a whole. Such sectors include mortgage pass-throughs, electric, telephone and gas utilities, industrials, bank holding companies, Eurodollar bonds and original issue discount bonds (i.e., bonds which are offered by an issuer at a discount from their stated par value and which, because of uncertainty about their quality, are potentially more volatile). In order to achieve its investment objective, the Portfolio will seek to add value by selecting undervalued investments, thus taking advantage of lower prices and higher yields, rather than by varying the maturities of its portfolio investments to reflect interest rate forecasts. Investments in bonds with maturities of five to fifteen years will be emphasized, and it is expected that the average dollar-weighted maturity of the Portfolio's portfolio will vary from five to thirteen years.

Ratings
     The Portfolio will generally invest in investment grade fixed-income securities, i.e., securities which, at the date of investment, are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, judged by the Adviser to be of equivalent credit quality to securities so rated. Securities rated Baa by Moody's or BBB by Standard & Poor's and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities.

     The Portfolio may invest up to 15% of its net assets in securities rated either Ba by Moody's or BB by Standard & Poor's or, if not rated, are judged by the Adviser to be of equivalent credit quality to securities so rated ("BB Rated Securities"). Securities rated Ba by Moody's or BB by Standard & Poor's are classified in the highest category of non-investment grade securities. Such securities may be considered to be high-yield securities ("junk bonds"), carry a high degree of risk and are considered speculative by the major credit rating agencies. The Portfolio intends to avoid what it perceives to be the most speculative areas of the BB Rated Securities universe. See "Risk Factors and Suitability" for a description of the risks associated with investments in BB Rated Securities.
     It is anticipated that the average dollar-weighted rated credit quality of the securities in the Portfolio's portfolio will be Aa or AA according to Moody's and Standard & Poor's ratings, respectively, or of comparable credit quality as determined by the Adviser. In the case of a security that is rated differently by the two rating services, the higher rating is used in computing the Portfolio's average dollar-weighted credit quality and in connection with the Portfolio's policy regarding BB Rated Securities. In the event that the rating on a security held in the Portfolio's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. In determining whether securities are of equivalent credit quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. In the case of unrated sovereign, subnational and sovereign related debt of foreign countries, the Adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. Appendix A sets forth excerpts from the descriptions of ratings of corporate debt securities and sovereign, subnational and sovereign related debt of foreign countries.

Mortgage-Backed Pass-Through Securities
     Mortgage-backed "pass-through securities" are subject to regular payments of principal and early prepayments of principal, which will affect the Fund's current and total returns. It is not possible to predict accurately the life of a particular issue of mortgage-backed "pass-through securities" held by the Portfolio. The actual life of any mortgage-backed "pass-through security" is likely to be substantially shorter than the original average maturity of the mortgage pool underlying the security because unscheduled early prepayments of principal on the security owned by the Portfolio will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool.
     For example, mortgagors may increase the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Portfolio, when the monthly payments (which may include unscheduled prepayments) on a security are passed-through to it, may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through security" is less effective than other types of obligations as a means of locking in attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through securities" may have a comparable risk of decline in market value during periods of rising interest rates. Although a security purchased at a premium above its par value may carry a higher stated rate of return, both a scheduled payment of principal, which will be made at par, and an unscheduled prepayment of principal generally will decrease current and total returns and will accelerate the recognition of income which, when distributed to Fund shareholders, will be taxable as ordinary income.

Collateralized Mortgage Obligations (CMOs)
     The issuer of a CMO effectively transforms a mortgage pool into obligations comprised of several different maturities, thus creating mortgage securities that appeal to short-term and intermediate-term investors as well as the more traditional long-term mortgage investor. CMOs are debt securities issued by Federal Home Loan Mortgage Corporation, Federal National Mortgage Corporation and by non-governmental financial institutions and other mortgage lenders and are generally fully collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series which have different maturities and are generally retired in sequence. CMOs are designed to be retired as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus the early retirement of a particular class or series of a CMO held by the Portfolio would affect the Fund's current and total returns in the manner indicated above.
     In making investments in CMOs, the Adviser will take into account the following considerations: the total return on CMOs will vary with interest rates, which cannot be predicted; the maturity of the CMOs is variable and is not known at the time of purchase; prepayments on the CMOs will depend upon prevailing interest rates and the CMOs may have a shorter life than expected; and, because CMOs are relatively new securities and have not been in existence through all market cycles, the risks of investing in CMOs are not fully known.

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Portfolio may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Portfolio's Strategic Transactions is set forth in the Statement of Additional Information.

When-Issued Securities and "Delayed Delivery" Securities
     The Portfolio may commit up to 15% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis. Although the Portfolio would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if the Adviser deems it appropriate to do so. The payment obligation and the interest rate on these securities will be fixed at the time the Portfolio enters into the commitment, but no income will accrue to the Portfolio until they are delivered and paid for. Unless the Portfolio has entered into an offsetting agreement to sell the securities, cash or liquid, high grade debt securities equal to the amount of the Portfolio's commitment will be segregated and maintained with the custodian for the Portfolio to secure the Portfolio's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Portfolio.

Repurchase Agreements
     The Portfolio may invest up to 5% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Portfolio will always be fully collateralized as to principal and interest by money market instruments or a letter of credit and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

Short-Selling
     The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
     Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.
     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Portfolio may be required to pay in connection with a short sale.
     The Portfolio's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. When the Portfolio purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.

     The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Portfolio's net assets.
     In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale.

Forward Roll Transactions
     In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-backed securities to the extent of 10% of its net assets. In a forward roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower purchase price, will generate income and gain for the Portfolio which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time the Portfolio enters into a forward roll transaction, it will place in a segregated custodial account cash or liquid, high quality debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. The use of forward roll transactions involves leverage, which allows any investment gains made with additional monies received (in excess of the cost of the roll transaction) to increase the net asset value of the Portfolio's interests faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Portfolio, the net asset value of the Portfolio would fall faster than would otherwise be the case.

Illiquid and Restricted Securities
     The Portfolio may not invest more than 15% of its net assets in illiquid investments and securities that are subject to restrictions on resale (i.e., private placements) under the Securities Act of 1933 (the "1993 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act ("restricted securities"). Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and restricted securities, unless it is determined, based upon continuing review of the trading markets for the specific restricted security, that such restricted security is eligible for resale under Rule 144A and is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover
     Portfolio turnover is not expected to exceed 200% on an annual basis. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Portfolio and thus indirectly by the Fund and its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to Fund shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. The portfolio turnover rates are listed in the section captioned "Financial Highlights."

Investment Restrictions
     Each of the Fund and the Portfolio has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders or the Portfolio's investors, as the case may be.
     The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest substantially all of its Investable Assets in an open-end management investment company with substantially the same investment objective as the Fund. References below to the Portfolio's investment restrictions also include the Fund's investment restrictions. These policies provide, among other things, that the Portfolio may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets; or (iii) lend portfolio securities.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction. Certain non-fundamental policies and additional fundamental policies adopted by the Fund and the Portfolio are described in the Statement of Additional Information.
                          RISK FACTORS AND SUITABILITY
     The Fund is designed primarily for tax-exempt institutional investors such as pension or profit-sharing plans, foundations and endowments which seek to maximize total return and whose beneficiaries are in a position to benefit from the tax-deferred reinvestment of the quarterly income dividends and any capital gains distributions paid by the Fund. The Fund may also be suitable for other investors, depending upon their investment goals and financial and tax positions. Although the price of the Fund's shares may fluctuate more than short-term money market instruments, the Fund will seek to keep such volatility below that of longer-term debt securities by limiting the average term of securities in its portfolio. The Fund is not intended to provide an investment program meeting all the requirements of an investor. Additionally, notwithstanding the Portfolio's ability to diversify and spread risk by holding securities of a number of portfolio companies, investors should invest in the Fund only if they are able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Portfolio.
     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Foreign Securities
     Investing in securities of foreign issuers and securities denominated in foreign currencies or utilizing foreign currency transactions involves certain risks of political, economic and legal conditions and developments not typically associated with investing in United States companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Portfolio invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio, in connection with its purchases and sales of foreign securities, other than those denominated in U.S. dollars, will incur transaction costs in converting currencies. Also, brokerage costs in purchasing and selling corporate securities in foreign securities markets are sometimes higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Portfolio's portfolio securities are higher than domestic custodial costs.

BB Rated Securities
     Investing in BB Rated Securities involves a higher degree of credit risk (the risk that the issuer will not make interest or principal payments when due) than investing in higher rated securities. In the event of an unanticipated default, the Portfolio will experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of BB Rated Securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic or political uncertainty and change can be expected to result in volatility in prices of these securities.
     BB Rated Securities generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments than higher rated securities. The market prices of BB Rated Securities are generally less sensitive to interest rate changes than higher rated securities, but are generally more sensitive to adverse economic or political changes or, in the case of corporate issuers, to individual company developments. BB Rated Securities also may have less liquid markets than higher rated securities, and their liquidity, as well as their value, may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions of the market, as well as newly enacted or proposed legislation, may also have a negative impact on the market for BB Rated Securities.
     For the fiscal year ended December 31, 1995, the Fund's investments, on a dollar weighted basis, calculated at the end of each month, had the following credit quality characteristics:

Investments                                         Percentage
-----------                                         ----------
U.S. Government Securities                            33.2%
U.S. Government Agency Securities                     20.6%
Bonds:
Aaa or AAA                                             6.9%
Aa or AA                                               3.2%
A                                                      9.1%
Baa or BBB                                            12.2%
Ba or BB                                              14.8%
                                                      ----
                                                      100%

                     SPECIAL INFORMATION CONCERNING THE HUB
                        AND SPOKE(R) MASTER-FEEDER FUND

     Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Investable Assets in the Portfolio, which has the same investment objective and restrictions as the Fund. The Portfolio in turn invests primarily in securities consistent with that objective. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles only more so. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to the imposition of sales commissions and variations in other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Adviser (800) 221-4795.
     The Hub and Spoke master-feeder fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.
     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, because the Portfolio would have fewer assets in such a case, it may become less diversified, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operations of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.
     Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio) to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

     The Fund's investment objective is a fundamental policy and may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed without the approval of investors in the Portfolio. If the Portfolio proposed to change its investment objective, the Fund would either obtain shareholder approval to make a corresponding change to its investment objective or withdraw its investment from the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or retaining an investment adviser to manage directly the Fund's assets in accordance with its investment policies described above with respect to the Portfolio. In any event, shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Portfolio. See "investment Objective and Policies" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.
     For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies." For descriptions of the management of the Portfolio, see "Management" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management" herein.
                         CALCULATION OF PERFORMANCE DATA
     From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.
     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to stock, bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.
                           DIVIDENDS AND DISTRIBUTIONS
     The Fund's dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.
                               PURCHASE OF SHARES
     Shares of the Fund may be purchased from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.
     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.
     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading on the exchange (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), subtracting all liabilities and dividing the result by the total number of shares outstanding. The Portfolio's portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Portfolio Trust. Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis unless the Portfolio Trust's Board of Trustees determines that amortized cost does not represent fair value. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value. Additional information concerning the Portfolio's valuation policies is contained in the statement of Additional Information.
     In the sole discretion of the Trust, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Trust will ask the Adviser to determine that any securities acquired by the Fund in this manner are consistent with the investment objective, policies and restrictions of the Portfolio. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.
     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.
                               EXCHANGE OF SHARES
     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter or its agent. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter or its agent and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges
     Shares  of the Fund may be  exchanged  by  written  order to the  Principal
Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges
     Shareholders who elect telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information
     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Principal Underwriter. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.
                              REDEMPTION OF SHARES
     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter or its agent of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption
     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption
     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order
     In addition to written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and payment of the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter promptly prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions
     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Trust and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

     Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.
                                     * * * *
     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Portfolio's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in securities withdrawn from the Portfolio for this purpose. Please see the Statement of Additional Information for further information regarding the Fund's ability to satisfy redemption requests in-kind.
     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.
     The Portfolio is a separate investment series of Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the affairs of the Portfolio are managed under the supervision of the Trustees of the Portfolio Trust.

     A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust, up to and including creating separate boards of trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

Investment Adviser
     Standish, Ayer & Wood, Inc.("Standish" or the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the
Portfolio  pursuant  to  an  investment   advisory  agreement  and  manages  the
Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.
     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of February 29, 1996 the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), served as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:
                                                  Net Assets
                                              (February 29, 1996)
------------------------------------------------------------------
Standish Controlled Maturity Fund               $  9,206,532
Standish Equity Fund                              95,832,592
Standish Fixed Income Fund                     2,274,975,978
Standish Fixed Income Fund II                     10,046,446
Standish Global Fixed Income Fund                147,989,501
Standish Intermediate Tax Exempt Bond Fund        31,338,929
Standish International Equity Fund                55,691,972
Standish International Fixed Income Fund         792,817,998
Standish Massachusetts Intermediate
  Tax Exempt Bond Fund                            32,170,126
Standish Securitized Fund                         55,002,171
Standish Short-Term Asset Reserve Fund           298,685,235
Standish Small Capitalization Equity Fund        188,411,176
Standish Small Cap Tax-Sensitive Equity Fund       1,278,405
Standish Tax-Sensitive Equity Fund                 1,232,170

     Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of February 29, 1996, the Adviser managed approximately
$29 billion of assets.
     The Portfolio's portfolio manager is Caleb F. Aldrich. Mr. Aldrich has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1, 1993 and of the Portfolio's portfolio since the Fund's conversion to the Hub and Spoke master-feeder fund structure on April 26, 1996. During the past five years, Mr. Aldrich has served as a Director (1992) and Vice President of the Adviser.

     Subject to the supervision and direction of the Trustees of the Portfolio Trust, the Adviser manages the Portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and permits the Portfolio to use the name "Standish." For its services to the Portfolio, the Adviser receives a monthly fee equal on an annual basis to 0.40% of the first $250 million of average daily net assets, 0.35% of the next $250 million of average daily net assets and 0.30% of average daily net assets in excess of $250 million. For the Fund's fiscal year ended December 31, 1995, advisory fees paid by the Fund represented 0.32% of the Fund's average daily net assets.

Administrator of the Fund
     Standish also serves as administrator to the Fund (the "Administrator") pursuant to an administration agreement. As administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services.

Expenses
     The Portfolio and the Fund, as the case may be, are each responsible for all of their respective costs and expenses not expressly stated to be payable by Standish under the investment advisory agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest-holders; and expenses of the Portfolio's administrator. The Fund will pay shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. The Trust's Principal Underwriter, Standish Fund Distributors, L.P., bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund represented 0.38% of the Fund's average daily net assets.
     Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and the Portfolio to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. If either expense limit is exceeded, the compensation due Standish for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.

Portfolio Transactions
     Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.
     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio.
                              FEDERAL INCOME TAXES
     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.
     The Fund will be subject to a nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.
     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. These dividends and distributions will be attributable to the Fund's allocable share of the net income and net long-term and short-term capital gains of the Portfolio and will also take into account any expenses incurred or income earned directly by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. Only a small portion, if any, of such dividends may qualify for the corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     The Portfolio anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass its allocable share of such foreign taxes and any associated tax deductions or credits through to its shareholders.
     Redemptions  and  repurchases  of  shares  are  taxable  events  on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.
     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.
     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fund's indirect ownership (through the Portfolio) of any such obligations.
     After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.
                           THE FUND AND THE PORTFOLIO
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the 1940 Act and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.
     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.
     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.
     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.
     The Portfolio, in which all the Investable Assets of the Fund are invested, is a series of Standish, Ayer & Wood Master Portfolio, an open-end management investment company. The Portfolio Trust's Declaration of Trust provides that the Portfolio Trust may establish and designate separate series of the Portfolio Trust. The Portfolio Trust has established four series and may establish additional series at any time. The Portfolio Trust's Declaration of Trust also provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will not be liable for the obligations of the Portfolio, although they will bear the risk of loss of their entire respective interests in the Portfolio. However, there is a risk that interest-holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. Because the Portfolio Trust's Declaration of Trust disclaims interest-holder liability and provides for indemnification against such liability, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote. The interests in the Portfolio Trust are divided into separate series, such as the Portfolio. No series of the Portfolio Trust has any preference over any other series.
     Investors in other series of the Portfolio Trust will not be involved in any vote involving only the Portfolio. Investors of all of the series of the Portfolio Trust will, however, vote together to elect Trustees of the Portfolio Trust and for certain other matters affecting the Portfolio Trust. As provided by the 1940 Act, under certain circumstances, the shareholders of one or more series could control the outcome of these votes.
     Inquiries concerning the Fund should be made by contacting the Fund or the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.
                              PRINCIPAL UNDERWRITER
     Standish Fund Distributors, L.P., One Financial Center, 26th Floor, Boston, Massachusetts 02111, serves as the Trust's principal underwriter.

                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT
     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend-disbursing agent and as custodian of all cash and securities of the Portfolio.

                             INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Fund's and the Portfolio's respective financial statements annually.
                                  LEGAL COUNSEL
     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and to the Adviser.

--------------------------------------------------------------------------------

     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A
    KEY TO MOODY'S CORPORATE BOND RATINGS AND FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUES

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                     STANDARD & POOR'S RATINGS DEFINITIONS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      STANDARD & POOR'S CHARACTERISTICS OF
                      SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA-  Stable,   predictable   governments  with  demonstrated  track  record  of
responding flexibly to changing economic and political circumstances
Key players in the global trade and financial system:
- Prosperous and resilient economies, high per capita incomes
- Low fiscal deficits and government debt, low inflation
- Low external debt

AA- Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances
- Tightly integrated into global trade and financial system
- Differ from AAAs only to a small degree because:
- Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
- More variable fiscal deficits, government debt and inflation
- Moderate to high external debt

A- Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change
- Established trend of integration into global trade and financial system
- Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
- Usually rapid growth in output and per capita incomes
- Manageable through variable fiscal deficits, government debt and inflation
- Usually low but variable debt
- Integration into global trade and financial system growing but untested
- Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
- Variable to high fiscal deficits, government debt and inflation
- Very high and variable debt, often graduates of Brady plan but track record not well established

BBB-- Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change
- Integration into global trade and financial system growing but untested

- Economies less prosperous and often more vulnerable to adverse external influences
- Variable to high fiscal deficits, government debt and inflation
- High and variable external debt

BB-- Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change
- Integration into global trade and financial system growing but untested
- Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
- Variable to high fiscal deficits, government debt and inflation
- Very high and variable debt, often graduates of Brady Plan but track record not well established

BB- Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change In the case of sovereign, subnational and sovereign related issuers, the Portfolio uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where the Portfolio holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic
(local) currency rating for the issuer, the Portfolio will use the foreign currency rating for the issuer; in the case where the Portfolio holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the Portfolio will treat the security as being unrated.

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.
     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.
     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                           STANDISH FIXED INCOME FUND

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

--------------------------------------------------------------------------------
1Hub and Spoke(R) is a registered service mark of Signature Financial Group,Inc.

Prospectus dated April 29, 1996


                                   PROSPECTUS
                        STANDISH GLOBAL FIXED INCOME FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Global Fixed Income Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of Funds. The Fund is organized as a separate non-diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.
     The Fund is designed primarily, but not exclusively, for tax-exempt institutional investors, such as pension and profit-sharing plans, foundations and endowments. The Fund's investment objective is to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. The Fund seeks to achieve its investment objective by investing all its investable assets (the "Investable Assets") in the Standish Global Fixed Income Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is also an open-end management investment company. The Portfolio will seek to achieve its investment objective primarily through investing in a portfolio of investment grade fixed-income securities denominated in foreign currencies and the U.S. dollar. The Portfolio expects its yield to be comparable to the yield of the general market for such securities. The Fund provides a vehicle through which investors may participate in the global bond markets. See "Investment Policies." Standish International Management Company, L.P., Boston, Massachusetts, is the Fund's investment adviser (the "Adviser").
     UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE MASTER-FEEDER FUND STRUCTURE" ON PAGE 9.
     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriters"), at the address and phone number set forth above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.
     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address set forth above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.
     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

Expense Information...........................................2
Financial Highlights..........................................3
Investment Objective and Policies.............................4
Risk Factors and Suitability..................................8
Special Information Concerning the Hub and Spoke Master-
     Feeder Fund Structure....................................9
Calculation of Performance Data..............................10
Dividends and Distributions..................................10
Purchase of Shares...........................................10
Exchange of Shares...........................................11
Redemption of Shares.........................................12
Management...................................................13
Federal Income Taxes.........................................14
The Fund and The Portfolio...................................15
Principal Underwriter........................................16
Custodian, Transfer Agent and Dividend Disbursing Agent......16
Independent Accountants......................................16
Legal Counsel................................................16
Appendix A...................................................17
Tax Certification Instructions...............................18

                             EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fees                                                         None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees 1                                                     0.40%

12b-1 Fees                                                            None

Other Expenses (After Expense Limitation)                             0.23%*

Total Operating Expenses (After Expense Limitation)                   0.63%*


Example                                                               1 yr.            3 yrs.            5 yrs.          10 yrs.
-------                                                               -----            ------            ------          -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period:                                                 $6              $20               $35              $78

     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund and the Portfolio that an investor in the Fund will bear directly or indirectly. The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based upon the expenses for the Fund's fiscal year ended December 31, 1995. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio will not be more than the expenses which the Fund would incur if it were to retain the services of an investment adviser and the Investable Assets of the Fund were invested directly in the types of securities being held by the Portfolio.

--------------------------------------------------------------------------------
1 As of the close of business on April 26, 1996, the Fund transferred its Investable Assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Trust, on behalf of the Fund, retained the Adviser as its investment adviser.
* Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In the absence of such agreement, Other Expenses and Total Operating Expenses of the Fund and the Portfolio are estimated to be 0.28% and 0.68%, respectively, of average daily net assets.
     For more information with respect to the expenses of the Fund and the Portfolio see "Management-Investment Adviser" and "Management-Expenses" herein.
     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS
     The financial highlights of the Fund for the period from January 3, 1994 (commencement of operations) through December 31, 1994 and the year ended December 31, 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements, is incorporated into the Statement of Additional Information.

                                                                                    Year Ended December 31,
                                                                           --------------------------------------
                                                                                   1995               1994 +
                                                                           ------------------  ------------------


      Net asset value - beginning of period                                         $17.99              $20.00
                                                                           ------------------  ------------------

Income from investment operations
      Net investment income                                                          $1.59               $1.29
      Net realized and unrealized gain (loss)                                         1.60               (2.70)
                                                                           ------------------  ------------------

Total from investment operations                                                     $3.19              ($1.41)
                                                                           ------------------  ------------------

Less distributions declared to shareholders
      Tax return of capital                                                          -                  ($0.60)
      From net investment income                                                    ($1.65)              -
                                                                           ------------------  ------------------

Total distributions declared to shareholders                                        ($1.65)             ($0.60)
                                                                           ------------------  ------------------

        Net asset value - end of period                                             $19.53              $17.99
                                                                           ==================  ==================

Total return                                                                         18.13%              (7.06%) *
Ratios (to average net assets)/Supplemental Data
     Net assets at end of period (000's omitted)                                  $137,899            $135,232
      Expenses                                                                        0.62%               0.65%  t,**
      Net investment income                                                           7.69%               7.73%  t,**

Portfolio turnover                                                                     163%                140%  x

**    The Advisor voluntarily agreed not to impose a portion of its investment advisory fee for the year ended December 31, 1994.  Had these actions not been taken, the net investment income per share and the ratios would have been:

      Net investment income per share                                                                    $1.27
      Ratios (to average daily net assets):
         Expenses                                                                                         0.73%   t
         Net Investment Income                                                                            7.65%   t

    +   For the period from January 3, 1994 (start of business) to December 31, 1994.
    t   Computed on an annualized basis.
    *   The total return for the period is not annualized.
    x   Portfolio turnover not computed on an annualized basis.



     Further Information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
     The Fund seeks to achieve its investment objective by investing all its Investable Assets in the Portfolio which has the same investment objective as the Fund. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.
     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.
     The Portfolio's investment objective is to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. The Portfolio will seek to achieve its investment objective primarily through investing in a portfolio of investment grade fixed-income securities denominated in foreign currencies and the U.S. dollar. Because some of the Portfolio's investments will be denominated in foreign currencies, including bonds denominated in the European Currency Unit ("ECU"), exchange rates may have a significant impact on the performance of the Portfolio. Because of the uncertainty inherent in all investments, no assurance can be given that either the Fund or the Portfolio will achieve its investment objective.
     The investment objective of the Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Portfolio's investors. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust and the Trustees of Portfolio Trust, without the approval of the Fund's shareholders or the Portfolio's investors. The Fund's and the Portfolio's investment policies are described further in the Statement of Additional Information.

Investment Policies
     The Portfolio may invest in a broad range of fixed-income securities denominated in foreign currencies and U.S. dollars, including bonds, notes, mortgage-backed and asset-backed, convertible debt securities, preferred stock (including convertible preferred stock), structured notes and debt securities issued or guaranteed by national, provincial, state or other governments with taxing authority or by their agencies or by supranational entities. Other types of fixed income securities can be expected to be developed in the future, and the Portfolio will invest in them if the Adviser determines that such investment is consistent with the Portfolio's investment objective and policies. (The Fund will supplement this Prospectus and, if appropriate, the Statement of Additional Information before the Portfolio makes any such investments to a significant extent.) Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies. Examples of supranational entities are the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank.

The Portfolio expects to emphasize foreign government and agency securities, securities of U.S. companies denominated in foreign currencies, U.S. Government and agency securities, mortgage-backed and asset-backed securities and securities of foreign companies denominated in U.S. dollars or foreign currencies. Investors should be aware that investing in mortgage-backed securities involves risks of fluctuation in yields and market prices and of early prepayments on the underlying mortgages. The Portfolio may invest in securities that pay interest on a fixed, variable, floating (including inverse floating), contingent, in-kind or deferred basis. The Portfolio may also invest in unlisted warrants to purchase fixed income securities. (Warrants are substantially the same as call options in their nature, use and effect, except that warrants are generally of a longer term and are issued by the issuer of the underlying security, rather than by an option writer. See "General Characteristics of Options" in the Statement of Additional Information.)

Ratings
     The Portfolio will generally invest in investment grade fixed-income securities, i.e., securities which, at the date of investment, are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff & Phelps, Inc. ("Duff & Phelps") or IBAC, Inc. ("IBAC") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, judged by the Adviser to be of equivalent credit quality to securities so rated. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff & Phelps or IBAC and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities.
     The Portfolio may invest up to 15% of its net assets in securities rated, at the date of investment, either Ba by Moody's or BB by Standard & Poor's, Duff & Phelps or IBAC or, if not rated, judged by the Adviser to be of equivalent credit quality to securities so rated ("BB Rated Securities"). Securities rated Ba by Moody's or BB by Standard & Poor's, Duff & Phelps or IBAC are classified in the highest category of non-investment grade securities. Such securities may be considered to be high-yield securities, carry a high degree of risk and are considered speculative by the major credit rating agencies. The Portfolio intends to avoid what it perceives to be the most speculative areas of the BB Rated Securities universe. See "Risk Factors and Suitability" for a description of risks associated with investments in BB Rated Securities.
     It is anticipated that the average dollar-weighted rated credit quality of the securities in the Portfolio's portfolio will be in a range of Aa to A according to the ratings of Moody's or AA to A according to the ratings of Standard & Poor's, Duff & Phelps or IBAC, or comparable credit quality as determined by the Adviser. In the case of a security that is rated differently by the rating services, the highest rating is used in computing the Portfolio's average dollar-weighted credit quality and in connection with the Portfolio's policy regarding BB Rated Securities. In the event that the rating on a security held in the Portfolio's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. In determining whether securities are of equivalent credit quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. In the case of unrated sovereign, subnational and sovereign related debt of foreign countries, the Adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. Appendix A sets forth excerpts from the descriptions of ratings of corporate debt securities and sovereign, subnational and sovereign related debt of foreign countries.
     While under normal circumstances, at least 65% of the Portfolio's total assets will be invested in the fixed-income securities of issuers located or primarily doing business in at least three different countries, the Portfolio intends to make investments among countries and to include securities of no fewer than eight different countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. See "Risk Factors and Suitability" for a description of the risks associated with investments in foreign securities.
     The Portfolio may establish and maintain cash balances for liquidity purposes. The Adviser may also establish and maintain cash balances in the Portfolio for temporary defensive purposes without limitation in the event of, or in anticipation of, a general decline in the market prices of the securities in which it invests. The Portfolio's cash balances may be invested in high quality short-term money-market instruments denominated in the U.S. dollar or foreign currencies, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.
     In pursuing the Portfolio's investment objective, the Adviser intends to emphasize intermediate-term economic fundamentals relating to various countries in the international economy, rather than evaluate day-to-day fluctuations in particular currency and bond markets. The Adviser will review the economic conditions and prospects relating to various countries in the international economy and evaluate the available yield differentials with a view toward maximizing total return.

Non-Diversified Portfolio and Fund
     Each of the Portfolio and the Fund is a "non-diversified" investment company so that with respect to 50% of the Portfolio's assets, it will be able to invest more than 5% of its assets in obligations of one or more issuers, while being limited with respect to the other half of its assets to investments not exceeding 5% of the Portfolio's total assets. (A "diversified" investment company would be required under the Investment Company Act of 1940, as amended (the "1940 Act"), to maintain at least 75% of its assets in cash (including foreign currency), cash items, U.S. Government securities, and other securities limited per issuer to not more than 5% of the investment company's total assets.) In order to enable the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio, among other things, may not invest more than 25% of its total assets, at the close of each quarter of the Fund's taxable year, in obligations of any one issuer (other than U.S. Government securities). In any event, the Portfolio does not intend to invest more than 5% of its assets in the securities of any one issuer unless such securities are issued or guaranteed by a national government or are deemed by the Adviser to be of comparable credit quality. The Portfolio does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government obligations. As a "non-diversified" investment company, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified fund.
     The Portfolio will not have more than 25% of the current value of its total assets invested in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities.

Illiquid and Restricted Securities
     The Portfolio may not invest more than 15% of its net assets in illiquid investments and securities that are subject to restrictions on resale (i.e., private placements) under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act ("restricted securities"). Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and restricted securities, unless it is determined, based upon continuing review of the trading markets for the specific restricted security, that such restricted security is eligible for resale under Rule 144A and is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover
     Portfolio turnover is not expected to be in excess of 250% on an annual basis. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover involves a correspondingly greater amount of transaction costs which must be borne directly by the Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, the Fund's distributions from which are taxable to Fund shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. The portfolio turnover rates are listed in the section captioned "Financial Highlights."

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Portfolio may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited to enable the Fund to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Portfolio's Strategic Transactions is set forth in the Statement of Additional Information.

Short-Selling
     The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
     Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.
     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Portfolio may be required to pay in connection with a short sale.
     The Portfolio's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. When the Portfolio purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.
     The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Portfolio's net assets.
     In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale.

Forward Roll Transactions
     In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-backed securities to the extent of 5% of its total assets. In a forward roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower purchase price, will generate income and gain for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time the Portfolio enters into a forward roll transaction, it will place in a segregated custodial account cash or liquid, high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

When-Issued and "Delayed Delivery" Securities
     The Portfolio may commit up to 25% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis, but will only do so with the intention of actually acquiring the securities. The payment obligation and the interest rate on these securities will be fixed at the time the Portfolio enters into the commitment, but no income will accrue to the Portfolio until they are delivered and paid for. Unless the Portfolio has entered into an offsetting agreement to sell the securities, cash or liquid, high-grade debt securities equal to the amount of the Portfolio's commitment will be segregated with the custodian for the Portfolio, to secure the Portfolio's obligation and to ensure that it is not leveraged. Securities purchased on a "when-issued" basis may have a market value on delivery which is less than the amount paid by the Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Repurchase Agreements
     The Portfolio may invest up to 25% of its net assets in repurchase agreements under normal circumstances. In no event will the Portfolio invest more than an aggregate of 15% of its assets in repurchase agreements that are not terminable within seven days. Repurchase agreements acquired by the Portfolio will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

Securities Loans
     In order to realize additional income, the Portfolio may lend a portion of the securities in its portfolio to broker-dealers and financial institutions, who from time to time may wish to borrow securities, generally to carry out transactions for which they have contracted. The market value of securities loaned by the Portfolio may not exceed 20% of the value of the Portfolio's total assets, with a 10% limit for any single borrower.
     In order to secure their obligations to return securities borrowed from the Portfolio, borrowers will deposit collateral with the Portfolio's custodian equal to at least 100% of the market value of the borrowed securities, and the collateral will be "marked to market" daily. As is the case with any extension of credit, portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. The Adviser, under the supervision of the Portfolio's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes securities loans.

Investment Restrictions
     Each of the Fund and the Portfolio has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders or the Portfolio's investors, as the case may be.
     The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest substantially all of its Investable Assets in an open-end management investment company with substantially the same investment objective as the Fund. References below to the Portfolio's investment restrictions also include the Fund's investment restrictions. These policies provide, among other things, that the Portfolio may not: (i) invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets; or
(iii) lend portfolio securities, except that the Portfolio may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower).

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction. Certain non-fundamental policies and additional fundamental policies adopted by the Fund and the Portfolio are described in the Statement of Additional Information.

                          RISK FACTORS AND SUITABILITY
     The Fund is not an appropriate investment for investors seeking complete stability of principal. The Fund is designed primarily for tax-exempt institutional investors such as pension or profit-sharing plans, foundations and endowments which seek to maximize total return and whose beneficiaries are in a position to benefit from the reinvestment of the quarterly income dividends and any capital gains distributions paid by the Fund on a tax-deferred basis. The Fund may also be suitable for other investors, depending upon their investment goals and financial and tax positions. Investing in foreign securities may involve a higher degree of risk than investing in domestic securities. Shares of the Fund should not be regarded as a complete investment program.
     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Foreign Securities
     Investing in securities of foreign companies and securities denominated in foreign currencies or utilizing foreign currency transactions involves certain risks of political, economic and legal conditions and developments not typically associated with investing in securities of U.S. companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Portfolio invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio, in connection with its purchases and sales of foreign securities, other than securities denominated in United States dollars, will incur transaction costs in converting currencies. Brokerage commissions in foreign countries are generally fixed, and other transaction costs related to securities exchanges are generally higher than in the United States. Most foreign securities of the Portfolio are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

Emerging Markets
     The Portfolio may invest in countries with emerging economies or securities markets ("Emerging Markets"). Investments in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments and the availability to the Portfolio of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Portfolio's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan or most Western European countries).

BB Rated Securities
     Investing in BB Rated Securities involves a higher degree of credit risk (the risk that the issuer will not make interest or principal payments when due) than investing in higher rated securities. In the event of an unanticipated default, the Portfolio will experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of BB Rated Securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic or political uncertainty and change can be expected to result in volatility in prices of these securities.
     BB Rated Securities generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments than higher rated securities. The market prices of BB Rated Securities are generally less sensitive to interest rate changes than higher rated securities, but are generally more sensitive to adverse economic or political changes or, in the case of corporate issuers, to individual company developments. BB Rated Securities also may have less liquid markets than higher rated securities, and their liquidity, as well as their value, may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions of the market, as well as newly enacted or proposed legislation, may also have a negative impact on the market for BB Rated Securities.

     For the fiscal year ended December 31, 1995, the Fund's investments, on a dollar weighted basis, calculated at the end of each month, had the following credit quality characteristics:

Investments                                         Percentage
-----------                                         ----------
U.S. Government Treasury Securities                       5.0%
U.S. Government Agency Securities                         4.1%
Bonds:
Aaa or AAA                                               30.6%
Aa or AA                                                 19.4%
A                                                        14.0%
Baa or BBB                                               13.6%
Ba or BB                                                 13.3%
B                                                           0%
                                                         -----
                                                          100%

                     SPECIAL INFORMATION CONCERNING THE HUB
                        AND SPOKE(R) MASTER-FEEDER FUND

     Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Investable Assets in the Portfolio which has the same investment objective as the Fund. The Portfolio in turn invests primarily in securities consistent with that objective. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles only more so. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to the imposition of sales commissions and variations in other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Adviser (800) 221-4795.
     The Hub and Spoke master-feeder fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.
     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, because the Portfolio would have fewer assets in such a case, it may become less diversified, resulting in increased portfolio risk.

Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operations of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.
     Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio) to the extent permitted by the 1940 Act or the rules adopted thereunder. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.
     The Fund's investment objective is a fundamental policy and may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed without the approval of investors in the Portfolio. If the Portfolio proposed to change its investment objective, the Fund would either obtain shareholder approval to make a corresponding change to its investment objective or withdraw its investment from the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or retaining an investment adviser to manage directly the Fund's assets in accordance with its investment policies described above with respect to the Portfolio. In any event, shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Portfolio. See "investment Objective and Policies" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.
     For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies." For descriptions of the management of the Portfolio, see "Management" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management" herein.

                         CALCULATION OF PERFORMANCE DATA
     From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.
     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.
     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to stock, bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.
                           DIVIDENDS AND DISTRIBUTIONS
     The Fund's dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and from short-term and long-term capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.
                               PURCHASE OF SHARES
     Shares of the Fund may be purchased from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's Custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.
     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading on the Exchange (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), subtracting all liabilities and dividing the result by the total number of shares outstanding. The Portfolio values short-term obligations with maturities of 60 days or less at original cost plus either accrued interest or amortized discount unless the Trustees determine that such methods do not approximate fair value. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Portfolio Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of such securities in the Portfolio's portfolio and used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees of the Portfolio Trust. Additional information concerning the Portfolio's valuation policies is contained in the Statement of Additional Information.
     In the sole discretion of the Trust, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Trust will ask the Adviser to determine that any securities acquired by the Fund in this manner are consistent with the investment objective, policies and restrictions of the Portfolio. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.
     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.

                               EXCHANGE OF SHARES
     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter or its agent. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter or its agent and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

 Written Exchanges
     Shares of the Fund may be exchanged by written order to the Principal Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges
     Shareholders who elect telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information
     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by the Fund's custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES
     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter or its agent of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption
     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank and Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption
     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order
     In addition to written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter, and payment of the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions
     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Trust and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Portfolio's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities withdrawn from the Portfolio for this purpose. Please see the Statement of Additional Information for further information regarding the Fund's ability to satisfy redemption requests in-kind.
     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account if the value of such shares has decreased to less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.
     The Portfolio is a separate investment series of Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the affairs of the Portfolio are managed under the supervision of the Trustees of the Portfolio Trust.
     A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust, up to and including creating separate boards of trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

Investment Adviser
     Standish International Management Company, L.P. (the "Adviser"), One Financial Center, Boston, MA 02111, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement and manages the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in the Adviser, are Walter M. Cabot, Sr., Chairman of the Board of the Adviser and a Director and Senior Adviser to Standish, and D. Barr Clayson, the President of the Adviser and a Managing Director of Standish.
     Standish and the Adviser provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of February 29, 1996 Standish or the Adviser served as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:

                                                  Net Assets
                                              (February 29, 1996)
-----------------------------------------------------------------
Standish Controlled Maturity Fund                 $9,206,532
Standish Equity Fund                              95,832,592
Standish Fixed Income Fund                     2,274,975,978
Standish Fixed Income Fund II                     10,046,446
Standish Global Fixed Income Fund                147,989,501
Standish Intermediate Tax Exempt Bond Fund        31,338,929
Standish International Equity Fund                55,691,972
Standish International Fixed Income Fund         792,817,998
Standish Massachusetts Intermediate
  Tax Exempt Bond Fund                            32,170,126
Standish Securitized Fund                         55,002,171
Standish Short-Term Asset Reserve Fund           298,685,235
Standish Small Capitalization Equity Fund        188,411,176
Standish Small Cap Tax-Sensitive Equity Fund       1,278,405
Standish Tax-Sensitive Equity Fund                 1,232,170

     Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of February 29, 1996, Standish managed approximately
$29 billion in assets.
     The Portfolio's portfolio manager is Richard S. Wood. Mr. Wood has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception and of the Portfolio's portfolio since the Fund's conversion to the Hub and Spoke master-feeder fund structure on April 26, 1996. During the past five years, Mr. Wood has served as a Vice President and Director of Standish, President of the Trust and Executive Vice President of the Adviser.
     Subject to the supervision and direction of the Trustees of the Portfolio Trust, the Adviser manages the Portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and permits the Portfolio to use the name "Standish". For its services to the Portfolio, the Adviser receives a monthly fee equal on an annual basis to 40% of the Portfolio's average net assets. For the fiscal year ended December 31, 1995, advisory fees paid by the Fund represented 0.40% of the Fund's average daily net assets.

Administrator of the Fund
     Standish serves as administrator to the Fund (the "Administrator") pursuant to an administration agreement. As Administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services Standish does not receive any compensation. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services.

Expenses
     The Portfolio and the Fund, as the case may be, are responsible for all of their respective costs and expenses not expressly stated to be payable by the Adviser under the investment advisory agreement with the Portfolio or by Standish under the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest-holders; and the expenses of the Portfolio's administrator. The Fund will pay shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. The Trust's Principal Underwriter, Standish Fund Distributors, L.P., bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and Standish in an equitable manner. For the fiscal year ended December 31, 1995, total expenses of the Fund represented 0.62% of the Fund's average daily net assets.
     Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and the Portfolio to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. The Adviser has also agreed in the advisory agreement to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Portfolio's average daily net assets. If any expense limit is exceeded, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.

Portfolio Transactions
     Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio.

                              FEDERAL INCOME TAXES
     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.
     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.
     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. These dividends and distributions will be attributable to the Fund's allocable share of the net income and net long-term and short-term capital gains of the Portfolio and will also take into account any expenses incurred or income earned directly by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. No portion of such dividends is expected to qualify for the corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.
     The Portfolio anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments, which will reduce the yield or return from those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases.
     The Fund may qualify to make an election to pass its allocable share of qualifying foreign taxes paid by the Portfolio through to Fund shareholders, who would then include their share of such taxes in their gross incomes (in addition to the actual dividends and capital gain distributions received from the Fund) and might be entitled, subject to certain conditions and limitations under the Code, to a federal income tax credit or deduction for their share of such taxes. Tax-exempt shareholders generally will not benefit from this election. If the Fund makes this election, it will provide necessary information to its shareholders regarding any foreign taxes passed through to them. If the Fund does not make this election, it may deduct its allocable share of the foreign taxes paid by the Portfolio in computing the net income the Fund must distribute to shareholders to satisfy the Code's distribution requirements.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.
     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.
     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fund's indirect ownership (through the Portfolio) of any such obligations.
     After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

                           THE FUND AND THE PORTFOLIO
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the 1940 Act and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.
     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.
     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or which represent at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.
     The Portfolio, in which all the Investable Assets of the Fund are invested, is a series of Standish, Ayer & Wood Master Portfolio, an open-end management investment company. The Portfolio Trust's Declaration of Trust provides that the Portfolio Trust may establish and designate separate series of the Portfolio Trust. The Portfolio Trust has established four series and may establish additional series at any time. The Portfolio Trust's Declaration of Trust also provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will not be liable for the obligations of the Portfolio, although they will bear the risk of loss of their entire respective interests in the Portfolio. However, there is a risk that interest-holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. Because the Portfolio Trust's Declaration of Trust disclaims interest-holder liability and provides for indemnification against such liability, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote. The interests in the Portfolio Trust are divided into separate series, such as the Portfolio. No series of the Portfolio Trust has any preference over any other series.
     Investors in other series of the Portfolio Trust will not be involved in any vote specifically involving only the Portfolio. Investors of all of the series of the Portfolio Trust will, however, vote together to elect Trustees of the Portfolio Trust and for certain other matters affecting the Portfolio Trust. As provided by the 1940 Act, under certain circumstances, the shareholders of one or more series could control the outcome of these votes.
     Inquiries concerning the Fund should be made by contacting the Fund or the Principal Underwriter at the Fund's address and telephone number listed on the cover of this Prospectus.
                              PRINCIPAL UNDERWRITER
     Standish Fund Distributors, L.P., One Financial Center, 26th Floor, Boston, Massachusetts 02111, serves as the Trust's principal underwriter.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts, serves as the Fund's transfer agent and dividend disbursing agent and as custodian of all cash and securities of the Portfolio.

                             INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Fund's and the Portfolio's respective financial statements annually.
                                  LEGAL COUNSEL
     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and to the Adviser.

--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A
  KEY TO MOODY'S RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUERS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba-Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

STANDARD & POOR'S RATINGS DEFINITIONS FOR CORPORATE BONDS AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      STANDARD & POOR'S CHARACTERISTICS OF
                      SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA-Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances -Key players in the global trade and financial system -Prosperous and resilient economies, high per capita incomes -Low fiscal deficits and government debt, low inflation -Low external debt
AA-Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances -Tightly integrated into global trade and financial system -Differ from AAAs only to a small degree because:
-Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks) -More variable fiscal deficits, government debt and inflation -Moderate to high external debt. A-Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change -Established trend of integration into global trade and financial system -Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but -Usually rapid growth in output and per capita incomes -Manageable through variable fiscal deficits, government debt and inflation -Usually low but variable debt.
BB-Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change -Integration into global trade and financial system growing but untested -Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences -Variable to high fiscal deficits, government debt and inflation -Very high and variable debt, often graduates of Brady plan but track record not well established.

   DESCRIPTION OF DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN,
                    SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
BBB-Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB-Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  IBAC LONG TERM RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUES

AAA-Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.
AA-Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.
A-Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.
BBB-Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.
BB-Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.
                                      * * *

In the case of sovereign, subnational and sovereign related issuers, the Portfolio uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where the Portfolio holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the Portfolio will use the foreign currency rating for the issuer; in the case where the Portfolio holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the Portfolio will treat the security as being unrated.

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.
     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.
     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.


--------------------------------------------------------------------------------
1Hub and Spoke(R) is a registered service mark of Signature Financial Group,Inc.

                        STANDISH GLOBAL FIXED INCOME FUND

                               Investment Adviser
                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                             Independent Accountants
                            Coopers & Lybrand, L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

Prospectus dated April 29, 1996

                                   PROSPECTUS
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Small Capitalization Equity Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.
     The Fund's investment objective is to achieve long-term growth of capital through investment primarily in equity securities of small companies which appear to be undervalued. The Fund seeks to achieve its investment objective by investing all its investable assets (the "Investable Assets") in the Standish Small Capitalization Equity Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is also an open-end management investment company. The Portfolio invests primarily in publicly traded securities, including securities being issued in initial public offerings. The Portfolio does not normally invest in equity securities which are restricted as to disposition by federal securities laws or are otherwise illiquid but may do so to a limited extent under certain circumstances. See "Investment Policies." Standish, Ayer & Wood, Inc. is the Fund's investment adviser ("Standish" or the "Adviser").
     UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE MASTER-FEEDER FUND STRUCTURE" ON PAGE 8.
     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.
     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing to the Principal Underwriter at the telephone number or address set forth above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.
     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS
Expense Information..........................................2
Financial Highlights.........................................3
Investment Objective and Policies............................4
Risk Factors and Suitability.................................7
Special Information Concerning the Hub and Spoke Master
      Feeder Fund Structure..................................8
Calculations of Performance Data.............................8
Dividends and Distributions..................................9
Purchase of Shares...........................................9
Exchange of Shares...........................................9
Redemption of Shares........................................10
Management..................................................11
Federal Income Taxes........................................12
The Fund and The Portfolio..................................13
Principal Underwriter.......................................14
Custodian, Transfer Agent and Dividend-
     Disbursing Agent.......................................14
Independent Accountants.....................................14
Legal Counsel...............................................14
Tax Certification Instructions..............................14

                             EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fees                                                         None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees 1                                                     0.60%

12b-1 Fees                                                            None

Other Expenses (After Expense Limitation)                             0.15%*

Total Operating Expenses (After Expense Limitation)                   0.75%*


     Example                                                           1 year           3 years           5 years      10 years
     -------                                                           ------           -------           -------      --------

     You would pay the following expenses on a $1,000 investment, assuming (1)
     5% annual return and (2) redemption at the end
     of each time period:                                              $8               $24               $42           $93


     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund and the Portfolio that an investor in the Fund will bear directly or indirectly. The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based upon the Fund's expenses for the fiscal year ended December 31, 1995. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio will not be more than the expenses which the Fund would incur if it were to retain the services of an investment adviser and the Investable Assets of the Fund were invested directly in the types of securities being held by the Portfolio.

--------------------------------------------------------------------------------
1 As of the close of business on April 26, 1996, the Fund transferred its Investable Assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Trust, on behalf of the Fund, retained Standish as its investment adviser.
* Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In the absence of such agreement, Other Expenses and the Total Operating Expenses of the Fund and the Portfolio are estimated to be 0.19% and 0.79%, respectively, of average daily net assets.
     For more information with respect to the expenses of the Fund and the Portfolio see "Management-Investment Adviser" and "Management-Expenses" herein.
     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993, 1994 and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

Per share data (for a share outstanding                                           Year Ended December 31,
                                                  ----------------------------------------------------------------------
    throughout each period):                       1995         1994           1993       1992*       1991*      1990*+
                                                  ----------   ----------   ---------   ---------  ----------  ---------

    Net asset value - beginning of period           $42.15       $48.97      $39.83      $39.99      $27.57     $26.24
                                                  ----------   ----------   ---------   ---------  ----------  ---------

Income from investment operations
    Net investment income (loss)                       -            -        ($0.07)     ($0.11)     ($0.04)     $0.01
    Net realized and unrealized gain (loss)          12.57        (1.84)      11.31        4.00       17.87       1.33
                                                  ----------   ----------   ---------   ---------  ----------  ---------

       Total from investment operations             $12.57       ($1.84)     $11.24       $3.89      $17.83      $1.34
                                                  ----------   ----------   ---------   ---------  ----------  ---------

Less distributions declared to shareholders
    From net investment income                         -            -           -           -           -        (0.01)
    From realized gain                               (1.26)       (4.98)      (2.10)      (4.05)      (5.35)       -
    From paid-in capital                               -            -           -           -         (0.06)       -
                                                  ----------   ----------   ---------   ---------  ----------  ---------

       Total distributions declared to shareholders ($1.26)      ($4.98)     ($2.10)     ($4.05)     ($5.41)    ($0.01)
                                                  ----------   ----------   ---------   ---------  ----------  ---------

       Net asset value - end of period              $53.46       $42.15      $48.97      $39.83      $39.99     $27.57
                                                  ==========   ==========   =========   =========  ==========  =========

Total return                                         29.83%       (3.66%)     28.21%       9.74%      64.71%     15.35% t

Ratios (to average net assets)/Supplemental Data
    Net assets at end of period (000 omitted)     $180,470     $107,591     $85,141     $50,950     $35,418    $13,273
    Expenses                                          0.75%        0.79%       0.88%       1.04%       0.87%      1.48% t
    Net Investment Income                            (0.30)%      (0.27)%     (0.18)%     (0.38)%     (0.15)%     0.17  t

Portfolio turnover                                     112%         130%        144%        101%         96%        13%


  t Computed on an annualized basis.
  * Audited by other auditors.
  + For the period from August 31, 1990 (start of business) to December 31, 1990.

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
     The Fund seeks to achieve its investment objective by investing all its Investable Assets in the Portfolio which has the same investment objective as the Fund. Because of the uncertainty inherent in all investments, no assurance can be given that either the Fund or the Portfolio will achieve its investment objective.
     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.
     The Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of small capitalization companies. Under normal circumstances, at least 80% of the Portfolio's total assets will be invested in such securities. Equity and equity-related securities include common stocks, preferred stocks, securities convertible into common stocks and options, futures and other strategic transactions based on common stocks. The Portfolio invests in publicly traded securities, including securities issued in initial public offerings. The Portfolio does not normally invest in equity securities which are restricted as to disposition by federal securities laws or are otherwise illiquid but may do so to a limited extent under certain circumstances. As a temporary matter and for defensive purposes, the Portfolio may purchase investment grade short-term interest-bearing securities, the amount of which will depend on market conditions and the needs of the Portfolio.
     The investment objective of the Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Portfolio's investors. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust and the Trustees of the Portfolio Trust without the approval of the Fund's shareholders or the Portfolio's investors. The Fund's and the Portfolio's investment policies are described further in the Statement of Additional Information.

Investment Policies
     The common stocks of small capitalization companies in which the Portfolio invests have market capitalizations up to and including $700 million. Market capitalization is determined by multiplying the number of fully diluted equity shares by the current market price per share. Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds that invest in companies with median market capitalizations of less than $1 billion. The Portfolio expects to emphasize investments in companies involved with value added products or services in expanding industries. At times, particularly when the Adviser believes that securities of small capitalization companies are overvalued, the Portfolio's portfolio may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of the Portfolio's total assets. As a temporary matter and for defensive purposes, the Portfolio may invest all or a portion of its assets in short-term debt securities or cash equivalents. The Portfolio will attempt to reduce risk by diversifying its investments within the investment policy set forth above. The Portfolio will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable but may do so to a limited extent under certain circumstances. The Portfolio may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations of up to $700 million after the consummation of the offering and whose securities are expected to be liquid after the offering. Such companies may have a more limited operating history and/or less experienced management than other companies in which the Portfolio invests, which may pose additional risks. See "Risk Factors and Suitability."

Foreign Securities
     The Portfolio may invest up to 15% of its net assets in foreign equity securities, including securities of foreign issuers that are listed on a United States exchange or traded in the U.S. over-the-counter market and sponsored and unsponsored American Depositary Receipts (ADRs). Securities of foreign issuers, including emerging markets companies, will be selected for investment by the Portfolio if the Adviser believes these securities will offer above average capital growth potential. Investing in securities of foreign companies which are generally denominated in foreign currencies and utilizing foreign currency transactions involves certain risks of political, economic and legal conditions and developments not typically associated with investing in United States companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), civil disorder, expropriation of assets of companies in which the Portfolio invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as, and may be more volatile than, comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio, in connection with its purchases and sales of foreign securities, other than securities denominated in United States dollars, will incur transaction costs in converting currencies. Also, foreign custodial costs relating to the Portfolio's portfolio securities are higher than domestic custodial costs. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges. Finally, transactions in equity securities effected on some foreign stock exchanges, and consequently the Portfolio's investments on such exchanges, may not be settled promptly and therefore such investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

     Investments by the Portfolio in securities of issuers in emerging markets involves risks in addition to those discussed above. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Short Term Debt Securities; Money Market Instruments
     The Portfolio may invest uncommitted cash and cash needed to maintain liquidity for redemptions in short-term debt securities and cash equivalents, including short-term U.S. Government securities (direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government), U.S. and foreign commercial paper, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, repurchase agreements and other money market securities and instruments.
     When the Adviser deems it advisable because of market conditions, the Portfolio may temporarily invest in short-term debt securities or retain cash or cash equivalents without limit. Such investments will be limited to 20% of total assets unless the Portfolio is in a temporary defensive position.
     The Portfolio's investments in money market securities (i.e., securities with maturities of less than one year) will be limited to securities which are rated P-1 by Moody's Investors Service, Inc. (Moody's) or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's"). The Portfolio will invest at least 95% of its assets which are invested in short-term interest-bearing securities (i.e., securities with maturities of one to three years) in securities which are rated at the time of investment Aaa, Aa or A by Moody's or AAA, AA, or A by Standard & Poor's, or which, if not rated, are of comparable investment quality in the opinion of the Adviser. Up to 5% of assets invested in such short-term securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's, or which, if not rated, are of comparable investment quality in the opinion of the Adviser. In the case of a security rated differently by the two rating services the higher rating is used in applying the 5% limit.
     In the event that the rating on a security held in the Portfolio's portfolio is lowered by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. Securities rated Baa by Moody's and BBB by Standard & Poor's may have some speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher rated securities.

Repurchase Agreements
     The Portfolio may invest up to 10% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Portfolio will always be fully collateralized as to principal and interest by money market instruments and will be entered into with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
     In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Portfolio's Strategic Transactions is set forth in the Statement of Additional Information.

Short-Selling
     The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
     Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.
     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Portfolio may be required to pay in connection with a short sale.
     The Portfolio's loss on a short sale as a result of an increase in the price of the security sold short is potentially unlimited. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. When the Portfolio purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.
     The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Portfolio's net assets.

     In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale.

Other Investment Companies
     The Portfolio may invest up to 10% of its total assets in the securities of other investment companies but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Portfolio may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Portfolio. However, to the extent that the Portfolio invests in a registered open-end investment company, the Adviser will waive its advisory fees on the portion of the Portfolio's assets so invested.

Portfolio Turnover
     It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. Portfolio turnover is not expected to exceed 150% on an annual basis. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases or sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). A high rate of portfolio turnover involves a correspondingly greater amount of transaction costs which must be borne directly by the Portfolio and thus indirectly by the Fund and its shareholders. It may also result in the realization of larger amounts of short-term capital gains, the Fund's distribution from which are taxable to Fund shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. The portfolio turnover rates are listed in the section captioned "Financial Highlights."

Investment Restrictions
     Each of the Fund and the Portfolio has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders or the Portfolio's investors, as the case may be.

     The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest substantially all of its Investable Assets in an open-end management investment company with substantially the same investment objective as the Fund. Reference below to the Portfolio's investment restrictions also include the Fund's investment restrictions. These policies provide, among other things, that the Portfolio may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets; (iii) make loans of portfolio securities; or (iv) invest 25% or more of its total assets in a single industry except that this restriction shall not apply to U.S. Government securities.
     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction. Certain non-fundamental policies and additional fundamental policies adopted by the Fund and the Portfolio are described in the Statement of Additional Information.
                          RISK FACTORS AND SUITABILITY
     The Fund is not intended to provide an investment program meeting all of the requirements of an investor. The companies in which the Fund invests generally reinvest their earnings, and dividend income should not be expected. Additionally, notwithstanding the Portfolio's ability to diversify and spread risk by holding securities of a number of portfolio companies, investors should invest in the Fund only if they are able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Portfolio.
     Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Portfolio of portfolio securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.
     The Portfolio's investments in foreign securities and its utilization of Strategic Transactions and short sales also involve special risks, as discussed above in the correspondingly captioned sections.

                     SPECIAL INFORMATION CONCERNING THE HUB
                        AND SPOKE(R) MASTER-FEEDER FUND

     Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Investable Assets in the Portfolio which has the same investment objective as the Fund. The Portfolio in turn invests primarily in securities consistent with that objective. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles only more so. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to the imposition of sales commissions and variations in other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Adviser (800) 221-4795.
     The Hub and Spoke master-feeder fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.
     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, because the Portfolio would have fewer assets in such a case, it may become less diversified, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operations of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.
     Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio) to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules adopted thereunder. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

     The Fund's investment objective is a fundamental policy and may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio is not a fundamental policy and may be changed without the approval of investors in the Portfolio. If the Portfolio proposed to change its investment objective, the Fund would either obtain shareholder approval to make a corresponding change to its investment objective or withdraw its investment from the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or retaining an investment adviser to manage directly the Fund's assets in accordance with its investment policies described above with respect to the Portfolio. In any event, shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Portfolio. See "investment Objective and Policies" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.
     For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies." For descriptions of the management of the Portfolio, see "Management" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management" herein.
                         CALCULATION OF PERFORMANCE DATA
     From time to time the Fund may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance.
     The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.

     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.
                           DIVIDENDS AND DISTRIBUTIONS
     The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.
                               PURCHASE OF SHARES
     Shares of the Fund may be purchased from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.
     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter by the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.
     The Fund's net asset value per share is computed on each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), subtracting all liabilities and dividing the result by the total number of shares outstanding. The Portfolio's portfolio securities are valued at the last sales prices, on the valuation date, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Portfolio Trust. Additional information concerning the Portfolio's valuation policies is contained in the Statement of Additional Information.

     In the sole discretion of the Trust, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Trust will ask the Adviser to determine that any securities acquired by the Fund in this manner are consistent with the investment objective, policies and restrictions of the Portfolio. The securities will be valued in the manner stated above. The purchase of Fund shares for securities instead of cash may cause an investor who contributes them to realize a taxable gain or loss with respect to the securities transferred to the Fund.
     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.
                               EXCHANGE OF SHARES
     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter or its agent. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter or its agent and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges
     Shares of the Fund may be exchanged by written order to the Principal Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges
     Shareholders who elect telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information
     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Principal Underwriter. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.
                              REDEMPTION OF SHARES
     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter or its agent of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption
     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank and Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption
     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order
     In addition to written redemption of Principal Underwriter shares, the Fund may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions
     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Trust and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                    * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Portfolio's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in securities withdrawn from the Portfolio for this purpose. Please see the Statement of Additional Information for further information regarding the Fund's ability to satisfy redemption requests in-kind.
     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $25,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.
     The Portfolio is a separate investment series of Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the affairs of the Portfolio are managed under the supervision of the Trustees of the Portfolio Trust.
     A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust, up to and including creating separate boards of trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

Investment Adviser
     Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Trust and manages the Portfolio's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of February 29, 1996, the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), serves as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:
                                                  Net Assets
                                              (February 29, 1996)
--------------------------------------------------------------------------------
Standish Controlled Maturity Fund                 $9,206,532
Standish Equity Fund                              95,832,592
Standish Fixed Income Fund                     2,274,975,978
Standish Fixed Income Fund II                     10,046,446
Standish Global Fixed Income Fund                147,989,501
Standish Intermediate Tax Exempt Bond Fund        31,338,929
Standish International Equity Fund                55,691,972
Standish International Fixed Income Fund         792,817,998
Standish Massachusetts Intermediate
     Tax Exempt Bond Fund                        322,170,126
Standish Securitized Fund                         55,002,171
Standish Short-Term Asset Reserve Fund           298,685,235
Standish Small Capitalization Equity Fund        188,411,176
Standish Small Cap Tax-Sensitive Equity Fund       1,278,405
Standish Tax-Sensitive Equity Fund                 1,232,170

     The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of February 29, 1996, the Adviser managed approximately $29 billion of assets.
     The Portfolio's portfolio manager is Nicholas S. Battelle. Mr. Battelle has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception as a registered investment company in August, 1990 and of the Portfolio's portfolio since the Fund's conversion to the Hub and Spoke master-feeder fund structure on April 26, 1996. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of the Adviser.
     Subject to the supervision and direction of the Trustees of the Portfolio Trust, the Adviser manages the Portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and permits the Portfolio to use the name "Standish." For its services to the Portfolio, the Adviser receives a monthly fee equal on an annual basis to 0.60% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 1995, advisory fees paid by the Fund represented 0.60% of the Fund's average daily net assets.

Administrator of the Fund
     Standish also serves as administrator to the Fund (the "Administrator") pursuant to an administration agreement. As Administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services.

Expenses
     The Portfolio and the Fund, as the case may be, will be responsible for all of their respective costs and expenses not expressly stated to be payable by Standish under the investment advisory agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest-holders; and expenses of the Portfolio's administrator. The Fund will pay shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. The Trust's Principal Underwriter, Standish Fund Distributors, L.P., bears, without subsequent reimbursement, the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund represented 0.75% of the Fund's average daily net assets.
     Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and Portfolio to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the Hub and Spoke master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. Standish has also agreed in the advisory agreement to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.50% of the Portfolio's average daily net assets. If any expense limit is exceeded, the compensation due Standish for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.

Portfolio Transactions
     Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.
     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers that execute orders to purchase and sell portfolio securities for the Portfolio.

                              FEDERAL INCOME TAXES
     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.
     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.
     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. These dividends and distributions will be attributable to the Fund's allocable share of the net income and net long-term and short-term capital gains of the Portfolio and will also take into account any expenses incurred or income earned directly by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. The portion of such dividends attributable to the Fund's allocable share of qualifying dividends the Portfolio receives, if any, may qualify for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     The Portfolio anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass its allocable share of such foreign taxes and any associated tax deductions or credits through to its shareholders.
     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.
     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.
     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fund's indirect ownership (through the Portfolio) of any such obligations.
     After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

                           THE FUND AND THE PORTFOLIO
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the 1940 Act and the Agreement and Declaration of Trust. Shares of the

Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. On August 31, 1990 the Fund became the successor to Standish Small Equity Fund Limited Partnership a limited partnership organized and existing under the Uniform Limited Partnership Act of The Commonwealth of Massachusetts, pursuant to an Agreement and Plan of Reorganization. Certificates representing shares of the Fund will not be issued.
     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.
     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.
     If less than two-thirds of the Trustees holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.
     The Portfolio, in which all the Investable Assets of the Fund are invested, is a series of Standish, Ayer & Wood Master Portfolio, an open-end management investment company. The Portfolio Trust's Declaration of Trust provides that the Portfolio Trust may establish and designate separate series of the Portfolio Trust. The Portfolio Trust has established four series and may establish additional series at any time. The Portfolio Trust's Declaration of Trust also provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will not be liable for the obligations of the Portfolio, although they will bear the risk of loss of their entire respective interests in the Portfolio. However, there is a risk that interest-holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. Because the Portfolio Trust's declaration of trust disclaims interest-holder liability and provides for indemnification against such liability, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote. The interests in the Portfolio Trust are divided into separate series, such as the Portfolio. No series of the Portfolio Trust has any preference over any other series.
     Investors in other series of the Portfolio Trust will not be involved in any vote involving only the Portfolio. Investors of all of the series of the Portfolio Trust will, however, vote together to elect Trustees of the Portfolio Trust and for certain other matters affecting the Portfolio Trust. As provided by the 1940 Act, under certain circumstances, the shareholders of one or more series could control the outcome of these votes.
     Inquiries concerning the Fund should be made by contacting the Fund or the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.

                              PRINCIPAL UNDERWRITER
     Standish Fund Distributors, L.P., One Financial Center, 26th Floor, Boston, Massachusetts 02111, serves as the Trust's principal underwriter.

                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT
     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer and dividend-disbursing agent and as custodian of all cash and securities of the Portfolio.

                             INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Grand Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Fund's and the Portfolio's respective financial statements annually.
                                  LEGAL COUNSEL
     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and to the Adviser.

--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.
     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.
     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111


                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109




                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                 (800) 221-4795

--------------------------------------------------------------------------------
1Hub and Spoke(R) is a registered service mark of Signature Financial Group,Inc.

April 29, 1996



                              STANDISH EQUITY FUND

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated April 29, 1996, as amended and/or supplemented from time to time (the "Prospectus") of Standish Equity Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Investment Objective and Policies............................2
Investment Restrictions......................................8
Calculation of Performance Data .............................9
Management..................................................10
Redemption of Shares........................................16
Portfolio Transactions......................................16
Determination of Net Asset Value............................16
The Fund and Its Shares.....................................16
The Portfolio and Its Investors.............................17
Taxation....................................................18
Additional Information......................................20
Experts and Financial Statements............................20
Financial Statements........................................21

                        INVESTMENT OBJECTIVE AND POLICIES
     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Equity Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fund.
     The Fund's Prospectus describes the investment objective of the Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.

Investment Objective
     The Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity securities of companies which appear to be undervalued. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in such securities. The Portfolio may invest in equity securities of foreign issuers that are listed on a United States exchange or traded in the U.S. over-the-counter market, but will not invest more than 10% of its assets in such securities which are not so listed or traded. In addition, the Portfolio may engage in certain strategic transactions as discussed below. Although the Portfolio normally does not invest in securities which are restricted as to disposition by federal securities laws or are otherwise illiquid, the Portfolio may so invest up to 15% of its net assets. The Portfolio purchases short-term interest-bearing securities with uninvested funds, the amount of which will depend upon market conditions and the needs of the Portfolio.

Suitability and Risk Factors
     The Fund is not intended to provide an investment program meeting all of the requirements of an investor. The companies in which the Portfolio invests generally reinvest their earnings, and dividend income should not be expected. Additionally, notwithstanding the Portfolio's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Portfolio.

Foreign Securities
     Foreign securities may be purchased and sold in over-the-counter markets (but persons affiliated with the Portfolio will not act as principal in such purchases and sales) or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.
     The dividends and interest payable on certain of the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to the Fund's shareholders.
     Investors should understand that the expense ratio of the Portfolio may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position.

For example, if Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited in order to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

Risks of Strategic Transactions
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."
     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. (To the extent that the Portfolio does not do so, the OTC options are subject to the Portfolio's restriction on illiquid securities.) The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.
     If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.
     The Portfolio may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.
     The Portfolio may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices
     The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures
     The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.
     The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with its custodian for the benefit of a futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions
     The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.
     The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
     The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.
     The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, the Portfolio may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions
     The  Portfolio  may enter into multiple  transactions,  including  multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
     Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic
Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.
     The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Portfolio Trust's Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.

Eurodollar Contracts
     The Portfolio may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States
     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts
     The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC. The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolio's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

               Money Market Instruments and Repurchase Agreements
     When the Adviser considers investments in equity securities to present excessive risks and to maintain liquidity for redemptions, the Portfolio may invest all or a portion of its assets in money market instruments or short-term interest-bearing securities. The Portfolio may also invest uncommitted cash in such instruments and securities.
     Money market instruments include short-term U.S. government securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.
     U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.
     A repurchase agreement is an agreement under which the Portfolio acquires money market instruments (generally U.S. government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Portfolio until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Portfolio.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Portfolio Turnover
     The Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.
                             INVESTMENT RESTRICTIONS
     The Fund and the Portfolio have each adopted the following fundamental policies. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.
     As a matter of fundamental policy, the Portfolio (Fund) may not:
     1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.
     2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.
     3.  Purchase real estate or real estate mortgage loans.
     4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
     5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).
     6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

     7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.
     8.  Make loans of portfolio securities.
     Notwithstanding the foregoing, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:
     a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Portfolio's (Fund's) net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.
     b.   Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.
     c. Invest in interests in oil, gas or other exploration or development programs.
     d. Invest more than 5% of the assets of the Portfolio (Fund) in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than (a) obligations issued or guaranteed by the U.S. Government or its agencies and (b) repurchase agreements fully collateralized by such securities.
     e. Invest in securities of any company if any officer or director (trustee) of the Portfolio Trust (Trust) or of the Portfolio's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (trustees) own in the aggregate more than 5% of the securities of such company.
     f. Purchase or write options, except pursuant to the limitations under "Strategic Transactions."
     g. Invest more than an aggregate of 15% of the net assets of the Portfolio (Fund) in (a) repurchase agreements which are not terminable within seven days and (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) in other illiquid securities, unless such securities were received as distributions on portfolio securities.

     h. Purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets, and provided further that the Fund may make such a purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokers' commissions and then only to the extent permitted by the 1940 Act.
     i. Invest more than 10% of its net assets in repurchase agreements (this restriction is Fundamental with respect to the Fund, but not the Portfolio).
     Notwithstanding any non-fundamental policy, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.
     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's (Fund's) assets will not constitute a violation of the restriction, except with respect to restriction (e) above.
     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.
                         CALCULATION OF PERFORMANCE DATA
     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.
     The average annual total return quotations for the Fund for the one year period ended December 31, 1995, and since inception (January 2, 1991 to December 31, 1995) are 37.55% and 18.49%, respectively. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:
     Quarter/Year                Net                  Gross
--------------------------------------------------------------------------------
     1Q91                       16.30                16.50
     2Q91                       (2.76)               (2.53)
     3Q91                        6.15                 6.42
     4Q91                       11.09                11.34
     1991                       36.36                34.62
     1Q92                       (2.77)               (2.52)
     2Q92                       (2.63)               (2.38)
     3Q92                        4.03                 4.28
     4Q92                       11.20                10.74
     1992                        9.52                 9.52
     1Q93                        7.71                 7.91
     2Q93                        2.76                 2.96
     3Q93                        6.64                 6.84
     4Q93                        2.34                 2.54
     1993                       20.79                21.72
     1Q94                       (2.30)               (2.13)
     2Q94                       (3.14)               (2.96)
     3Q94                        3.22                 3.40
     4Q94                       (1.50)               (1.33)
     1994                       (3.78)%              (3.10)%
     1Q95                        8.76                 8.93
     2Q95                       11.10                11.28
     3Q95                        9.56                 9.74
     4Q95                        3.90                 4.09
     1995                       37.55                38.46
     These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.
     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust
     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Murray, and Mss. Banfield, Chase, Hermann and Kneeland who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio's investment adviser.

                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

D. Barr Clayson*, 7/29/35                                  Vice President                   Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                              and Trustee                      Director, Standish, Ayer
One Financial Center                                                                          & Wood, Inc.; President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                        Chairman of the Board and
c/o Decision Resources, Inc.                                                                  Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                    through 1989, Senior V.P. Arthur D. Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                         Professor of Political
Cambridge, MA 02138                                                                         Economy, Harvard University

John H. Hewitt, 4/11/35                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                      Visiting Nurse Alliance of
                                                                                             Vermont and New Hampshire

Edward H. Ladd*, 1/3/38                              Trustee and Vice President                Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                                and Managing Director,
One Financial Center                                                                         Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                                since 1990; formerly,
                                                                                      President of Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                          Trustee, Essex Street
c/o Essex Street Associates                                                                      Associates (family
P.O. Box 5600                                                                                 investment trust office);
Beverly Farms, MA 01915                                                                       Director, Holyoke Mutual
                                                                                                 Insurance Company

Richard S. Wood*, 5/2/54                                President and Trustee                 Vice President, Secretary
c/o Standish, Ayer & Wood, Inc.                                                                and Director, Standish,
One Financial Center                                                                             Ayer & Wood, Inc.;
Boston, MA 02111                                                                              Executive Vice President,
                                                                                               Standish International
                                                                                              Management Company, L.P.

Richard C. Doll, 7/8/48                                    Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                                Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

James E. Hollis III, 11/21/48                              Executive Vice                        Vice President and
c/o Standish, Ayer & Wood, Inc.                               President                       Director, Standish, Ayer
One Financial Center                                        & Wood, Inc.
Boston, MA 02111



                                       18



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

David W. Murray, 5/5/40                                    Treasurer and                      Vice President, Treasurer
c/o Standish, Ayer & Wood, Inc.                               Secretary                        and Director, Standish,
One Financial Center                                      Ayer & Wood, Inc.
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                       Director, Standish, Ayer
One Financial Center                                        & Wood, Inc.
Boston, MA 02111

Beverly E. Banfield, 7/6/56                                Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                                  Compliance Officer,
One Financial Center                                                                           Standish, Ayer & Wood,
Boston, MA 02111                                                                                Inc.; Assistant Vice
                                                                                              President and Compliance
                                                                                              Officer, Freedom Capital
                                                                                            Management Corp. (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                        Senior Advisor and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                           & Wood, Inc.; prior to
Boston, MA 02111                                                                              1991, President, Harvard
                                                                                                 Management Company

David H. Cameron, 11/2/55                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

W. Charles Cook II, 7/16/63                                Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       19



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

Joseph M. Corrado, 5/13/55                                 Vice President              Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President                    Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                    Vice President,  Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.
One Financial Center                                                                    since January, 1996; Boston, MA 02111
formerly Vice President, Scudder, Clark, and Stevens

Raymond J. Kubiak, 9/3/57                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                Ayer & Wood, Inc. since
One Financial Center                                                                 November 1993; formerly, Investment Sales,
Boston, MA 02111                                                                            Cigna Corporation (1993) and
                                                                                          Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

George W. Noyes, 11/12/44                                  Vice President                      President and Managing
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111



                                       20



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

Arthur H. Parker, 8/12/35                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                Ayer & Wood, Inc. since
One Financial Center                                                                           August, 1993; formerly,
Boston, MA 02111                                                                                   Vice President,
                                                                                          Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President                       Vice President, since
c/o Standish, Ayer & Wood, Inc.                                                              November 2, 1993; formerly,
One Financial Center                                                                         Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                                Consultant Cambridge

David C. Stuehr, 3/1/58                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                 since April, 1990; formerly Vice President,
Boston, MA 02111                                                                                Aetna Life & Casualty

Michael W. Thompson, 3/31/56                               Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

*Indicates  that Trustee is an  interested  person of the Trust or the Portfolio
Trust for purposes of the 1940 Act.


Compensation of Trustees and Officers
     Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or the Portfolio Trust affiliated with Standish as the Administrator of the Fund (the "Fund Administrator") or the Adviser, respectively, or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust, the Portfolio Trust or the Adviser.
     The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:

                                                                      Pension or Retirement               Total Compensation
                                 Aggregate Compensation                Benefits Accrued as                   from Fund and
     Name of Trustee                  from the Fund                  Part of Fund's Expenses            Other Funds in Complex*
-------------------------------------------------------------------------------------------------------------------------------
     D. Barr Clayson                      $0                                   $0                                   $0
     Richard C. Doll**                     0                                    0                                    0
     Samuel C. Fleming                     0                                    0                               41,750
     Benjamin M. Friedman                217                                    0                               36,750
     John H. Hewitt                      191                                    0                               36,750
     Edward H. Ladd                      191                                    0                                    0
     Caleb Loring, III                   191                                    0                               36,750
     Richard S. Wood                       0                                    0                                    0

     *    As of the date of this Statement of Additional Information there were
          18 funds in the fund complex.
     **   Mr. Doll resigned as a Trustee effective December 6, 1995.

--------------------------------------------------------------------------------

     Certain Shareholders
     At March 1, 1996, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the Fund:
                                               Percentage of
Name and Address                            Outstanding Shares
--------------------------------------------------------------------------------
The Boston Home                                     15%
2049 Dorchester Avenue
Dorchester, MA  02124

Bingham Dana & Gould                                11%
150 Federal Street
Boston, MA  02110

Shipley Company, Inc.                               8%
500 Nickerson Road
Marlborough, MA  01752-4634

Davis Educational Foundation                        5%
P.O. Box 600
East Bridgewater, MA  02333

Fletcher Allen Health                               5%
111 Colchester Avenue
Burlington, VT  05401

     Investment Adviser of the Portfolio Trust
     Standish serves as the Adviser to the Portfolio pursuant to a written investment advisory agreement with the Portfolio Trust. Prior to the close of business on April 26, 1996, the Adviser managed directly the assets of the Fund pursuant to an investment advisory agreement. This agreement was terminated by the Fund on such date subsequent to the approval by the Fund's shareholders on March 29, 1996 to implement certain changes in the Fund's investment restrictions which enable the Fund to invest all of its investable assets in the Portfolio. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.
     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kobiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate and Richard S. Wood.
     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolio for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Portfolio's average daily net asset value computed as described in the Prospectus. The rate and time at which the fee is paid and expense limits voluntarily agreed to by the Adviser are described in the Prospectus. For services to the Fund during the fiscal year ended December 31, 1993, the Adviser did not impose a portion of its fee, amounting to $60,610, and received advisory fees of $114,932. For the fiscal year ended December 31, 1994 and 1995, the Adviser received advisory fees of $422,731 and $555,164.

     Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolio will pay share pricing expenses; custodian fees and expenses; administration fees; legal and auditing fees and expenses; expenses of notices and reports to interest-holders; registration and reporting fees and expenses; and Trustees' fees and expenses.
     Unless terminated as provided below, the investment advisory agreement continues in full force and effect until April 26, 1998 and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.
     In an attempt to avoid any potential conflict with portfolio transactions for the Portfolio, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors, come before those of the Adviser, its affiliates and their employees.

     Administrator of the Fund
     Standish also serves as the administrator to the Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the  administration  agreement  are  described  in  the  Prospectus.  For  these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The administration agreement provides that if the total expenses of the Fund and the Portfolio in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Fund Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

     The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

     Administrator of the Portfolio
     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For these services, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually.
     The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

     Distributor of the Fund
     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES
     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it or determination by the Portfolio of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.
     The Trust intends to pay in cash for all Fund shares redeemed, but under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.
                             PORTFOLIO TRANSACTIONS
     The  Adviser  is  responsible   for  placing  the   Portfolio's   portfolio
transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the advisory agreement will not be reduced as a of the Adviser's receipt of research services.

     For the fiscal years ended December 31, 1993, 1994 and 1995, brokerage commissions paid by the Fund on portfolio transactions totaled $75,896, $287,545 and $416,679.70, respectively. Brokerage commissions of $416,679.70 paid during the fiscal year ended December 31, 1995 were paid on portfolio transactions aggregating $298,238,021.71 executed by brokers who provided research and other statistical and factual information. At December 31, 1995, the Fund did not hold any securities of its regular brokers or dealers.
     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.
                        DETERMINATION OF NET ASSET VALUE
     The Fund's net asset value per share is computed on each day on which the New York Stock Exchange is open (a "Business Day") as of the close of regular trading (currently 4:00 p.m. New York City time). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's investment in the Portfolio) less all liabilities by the number of Fund shares outstanding, and rounding to the nearest cent per share. Expenses and fees of the Fund are accrued daily and taken into account for the purpose of determining net asset value.
     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.

     Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.
                             THE FUND AND ITS SHARES
     The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust of the Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.
     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund.
     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including any change of investment policy requiring the approval of shareholders.
     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote.

Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.
     Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS
     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.
     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.
     Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.
                                    TAXATION
     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.
     The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the
Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.
     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.
     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.
     The Fund will not distribute long-term or short-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.

     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options and currency forward transactions.
     Certain options, futures and forward foreign currency transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Any net mark to market gains may also have to be distributed by the Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition by the Portfolio of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Portfolio's losses on the Portfolio's transactions involving options, futures or forward contracts and/or offsetting Portfolio positions may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. Because the Fund's income, gains and losses consist primarily of its share of the income, gains and losses of the Portfolio, which are directly affected by the provisions described in this paragraph, these transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Portfolio will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.
     The Federal income tax rules applicable to interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.
     Foreign exchange gains and losses realized by the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and, because the Fund invests in the Portfolio, may affect the amount, timing and character of Fund distributions to shareholders. Any such transactions that are not directly related to the Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months. The Fund's share of such gain (plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of the Fund's annual gross income. Such transactions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors in the Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the Fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolio are such that the Fund generally does not expect to meet this 50% requirement, shareholders of the Fund generally will not directly take into account the foreign taxes, if any, paid by the Portfolio and allocable to the Fund, and will generally not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Fund would otherwise have available to distribute.
     If the Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on its allocable portion of "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually allocated to the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize the Fund's tax liability or maximize its return from these investments.
     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.
     For purposes of the dividends received deduction available to corporations, dividends received by the Portfolio and allocable to the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the

Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.
     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.
                             ADDITIONAL INFORMATION
     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.
                        EXPERTS AND FINANCIAL STATEMENTS
     The Fund's financial statements for the fiscal years ended December 31, 1993, 1994 and 1995 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in its report appearing elsewhere herein, and have been so included in reliance upon the authority of the report of such auditors as experts in accounting and auditing. The financial highlights of the Fund for the fiscal year ended December 31, 1992 and for the period from January 2, 1991 (commencement of operations) through December 31, 1991 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P., independent accountants, will audit the Fund's financial statements for the fiscal year ending December 31, 1996. Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P., will audit the Portfolio's financial statements for the fiscal year ending December 31, 1996.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1995

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message
January 29, 1996

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am pleased to have an opportunity to review the major developments at Standish, Ayer & Wood during this past year as they relate to the activities of the Investment Trust. The major news for our clients in 1995 was the spectacular performance of the U.S. investment markets. While we would, of course, like to claim credit for producing the full extent of these splendid returns, the reality is obvious: The markets themselves are beyond our control. For the year as a whole, U.S. stocks, as represented by the Standard and Poor's 500 Index, produced a total return of 37.6%, and higher grade intermediate-term bonds, as represented by the Lehman Brothers Aggregate Index, provided a total return of 18.5%. Nearly as surprising, stock and bond prices marched steadily upward throughout the year, a persistent and almost uninterrupted advance.

Even after the subdued markets of 1994, neither we nor most other investment managers expected 1995 to be anywhere near as good as it turned out to be. In this context, we are generally pleased by our investment performance. In most asset classes, we kept pace with or modestly exceeded market returns. We adhered to our established investment philosophies, which are designed to add reasonably consistent increments of value. Our clients seem to be pleased by our efforts as we continue to have very little client turnover.

As a firm, we have registered moderate growth during the year. Reflecting some flow of new clients as well as market appreciation, our clients' assets under management at the end of 1995 totalled $29.4 billion, an increase from $24.4 billion at the end of 1994. We are particularly pleased by the growth in new assets managed for insurance companies and by the increases in assets of both large capitalization and small capitalization U.S. common stocks.

The asset class of greatest disappointment in 1995 was international equities. Not only did the asset class continue to provide subpar returns, but our portfolios underperformed the international equity markets. These results reflect judgments early in 1995 to hedge a portion of the currency exposure back to dollars and to have a moderate stake in emerging markets. While we believe we have rectified those problems, we are not satisfied with the results and are working vigorously to improve future performance. We are also counseling our clients not to lose faith in the international equity asset class despite its recent disappointing returns.

The figure for total Standish assets under management includes about $1.6 billion managed in conjunction with Standish International Management Company, L.P. (SIMCO), our affiliate that manages overseas assets for domestic clients and U.S. assets for overseas clients. It also includes $3.9 billion in the Standish Investment Trust, our mutual fund organization. In addition, the asset total reflects an increase over the last few years in the assets we manage in private, non-mutual fund vehicles.

We introduced two new mutual funds at mid-year 1995, namely the Standish Fixed Income Fund II (which is designed to parallel the Standish Fixed Income Fund but exclude the purchase of both nondollar bonds and below-investment-grade securities), and the Standish Controlled Maturity Fund (which is designed for investors who wish less volatility and interest rate risk than traditional intermediate-maturity bonds).

At the beginning of 1996, we introduced two additional mutual funds, the Standish Tax-Sensitive Equity Fund and the Standish Small Cap Tax-Sensitive Equity Fund. At Standish we have noted for some time the adverse impact for taxable investors of high portfolio turnover, which triggers capital gains, possibly including short-term gains that may result in an even greater tax liability for investors. We believe there is a major opportunity through both separate account management and these funds to improve aftertax returns by limiting the portfolio turnover and managing capital gains.

During 1995, Standish acquired all remaining interests in the business of the joint venture between Consolidated Investment Corp. (CIC) and Standish, entered into over seven years ago. Consolidated had been formed by Trigon (previously Blue Cross/Blue Shield of Virginia) to manage shorter-term taxable and tax exempt fixed income portfolios. We and Trigon agreed that it was best to have this unit operating under one owner.

Standish continues to be proud of its structure as an independent management firm with ownership in the hands of investment professionals active in the business. There were no changes during 1995 either in corporate structure or in the people who own the enterprise.

We appreciate the opportunity to serve you, and we remain confident that we have the resources and the organization to do a superior job. We will be working hard to fulfill your expectations in 1996.

Sincerely yours,

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                             Management Discussion


Calendar 1995 was an excellent period for U.S. common stocks and The Standish Equity Fund fully participated in the year's gains. For the 12 month period ending December 31, 1995, the Fund enjoyed a total return of 37.6%, matching the return for the S&P 500 for the period.

This strong absolute result was derived from several sources. First, it is our policy to manage the account with minimal cash reserves. This meant that we experienced only a limited amount of performance "drag" from cash balances held during the year. Second, our focus is on stock selection across a broadly diversified portfolio. During the year, our focus on finding companies with superior underlying growth characteristics at attractive valuations worked well. In a year like 1995 when market leadership changed dramatically during the year (importantly from Technology related issues in the first half to Consumer Stable and Defensive issues in the second half), we were not dependent on getting the market's "fashion" right. Within groups, we saw particularly good stock selection results in Finance (a sector that performed well all year on an absolute basis), Technology, and Transportation.

For the market as a whole, capitalization was an important element of performance attribution during the year. Larger capitalization stocks dominated returns for the year, with the S&P 500 enjoying a total return that was over 9% higher than that realized by the Frank Russell 2000 index. For our portfolio, which tends to have a median capitalization that is half of that of the S&P 500, this capitalization bias was a negative that had to be overcome with above average stocks selection.

For the Fund itself, one important business event is highlighted in the footnote on page 14 of the Financial Statements. During the year a financial institution that was the largest single shareholder in the Fund determined that it wanted to move to a position of direct ownership of securities in a portfolio managed by Standish. Given out desire to minimize the transactions costs involved with this change, we received permission from the Securities and Exchange Commission to execute a transfer in kind of securities out of the Fund to this new separately managed account at year end. We are pleased that we were able to accomplish this important transition with minimal impact on our remaining shareholders.

Looking forward to 1996, we continue to pursue our company focused analysis and see nothing in the current environment that lessens our confidence in the investment disciplines that have driven the strong results over the first five years of the Standish Equity Fund. The environment for U.S. equities continues to be positive, with continued (albeit slowing) economic growth and a positive interest rate and inflation environment. We expect 1996 to be a good year and look forward to reporting to you on the results of the Fund as the year progresses.

Ralph S. Tate                      David H. Cameron

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

             Comparison of Change in Value of $100,000 Investment in
                   Standish Equity Fund and the S&P 500 Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Equity Fund compared with the S&P 500 Index for the period January 2, 1991 to December 31, 1995, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.


                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                            Portfolio of Investments
                                December 31, 1995

                                                                                                            Value
Security                                                                               Shares             (Note 1A)
--------------------------------------------------------------------------------    --------------   --------------------
Stocks-97.1%
--------------------------------------------------------------------------------

Basic Industries-10.3%
--------------------------------------------------------------------------------
Alcoa Corp.                                                                                  22,100             $1,168,538
Burlington Northern Santa Fe Corp.                                                           10,000                780,000
Carpenter Technology Corp.                                                                     9,600               394,800
Eastman Chemical Co.                                                                         17,500              1,095,938
Illinois Central Corp.                                                                       23,200                890,300
Phelps Dodge Corp.                                                                           16,700              1,039,575
Union Carbide Corp.                                                                          34,000              1,275,000
Westvaco Corp.                                                                               26,450                733,987
Weyerhaeuser Co.                                                                             23,800              1,029,350
Willamette Industries Corp.                                                                  13,100                736,875
                                                                                                      --------------------
                                                                                                                $9,144,363
                                                                                                      --------------------

Capital Goods/Technology-24.6%
--------------------------------------------------------------------------------
Allied Signal Inc.                                                                           17,900              $850,250
Applied Materials Inc.                                                                       29,300             1,153,688
Avery-Dennison Corp.                                                                         25,200             1,263,150
Compaq Computer Corp. *                                                                      11,400               547,200
Computer Associates International Corp.                                                      18,350             1,043,656
Dover Corp.                                                                                  33,600             1,239,000
General Electric Co.                                                                         23,900             1,720,800
Harnischfeger Industries Inc.                                                                46,100             1,532,824
Hewlett-Packard Co.                                                                            9,900              829,125
International Business Machine Inc.                                                          12,000             1,101,000
Johnson Controls Corp.                                                                       16,200             1,113,750
KLA Instruments Corp.                                                                        16,100               419,605
Komag Inc. *                                                                                   8,000              369,000
McDonnell Douglas Corp.                                                                        9,900              910,800
Parker Hannifin Corp.                                                                        29,100               996,675
Rockwell International Corp.                                                                 26,400             1,395,900
Seagate Technology Inc. *                                                                    14,600               693,500
Sun Microsystems Corp.                                                                       12,900               588,563
Texas Instruments Inc.                                                                       11,500               595,125
Textron Inc.                                                                                 11,200               756,000
United Technologies Corp.                                                                    22,200             2,106,225
Varian Associates Inc.                                                                       12,600               601,650
                                                                                                     --------------------
                                                                                                              $21,827,486
                                                                                                     --------------------

Consumer Cyclical-8.3%
--------------------------------------------------------------------------------
AMR Corp. *                                                                                   5,900               $438,074
Delta Airlines Inc.                                                                          12,700                938,214
Oakwood Homes Corp.                                                                          13,100                502,713
                                                                                                          Value



                                       6


                            Portfolio of Investments
                                   (continued)
                                                                                                            Value
Security                                                                               Shares             (Note 1A)
--------------------------------------------------------------------------------    --------------   --------------------

Consumer Cyclical-(Continued)
--------------------------------------------------------------------------------
Pier 1 Imports Inc.                                                                          73,100                831,513
Ross Stores Inc.                                                                             43,800                837,675
Sears Roebuck & Co.                                                                          40,100              1,563,900
UAL Inc. *                                                                                    7,300              1,303,050
Waban Inc. *                                                                                 47,700                894,374
                                                                                                      --------------------
                                                                                                                $7,309,513
                                                                                                      --------------------

Consumer Stable-19.8%
--------------------------------------------------------------------------------
Bristol-Myers Squibb Inc.                                                                    33,200            $2,851,050
Carnival Corp.                                                                               58,500             1,425,937
IBP Inc.                                                                                      6,500               328,250
Jones Apparel Group Inc. *                                                                   23,800               937,124
Omnicom Group                                                                                29,900             1,113,775
Philip Morris Co.                                                                            26,700             2,416,350
Premark International Inc.                                                                   27,900             1,412,439
Robert Half International Inc. *                                                              9,800               410,374
Safeway Stores *                                                                             25,000             1,287,500
Schering Plough Corp.                                                                        48,000             2,628,000
Smithkline Beecham Corp.                                                                     25,100             1,393,050
Wendy's International Inc.                                                                   62,600             1,330,250
                                                                                                     --------------------
                                                                                                              $17,534,099
                                                                                                     --------------------

Energy-9.0%
--------------------------------------------------------------------------------
Amoco Corp.                                                                                  35,564         $2,556,163
British Petroleum Corp.                                                                      26,755             2,732,386
Mobil Corp.                                                                                  24,200             2,710,400
                                                                                                   --------------------
                                                                                                            $7,998,949
                                                                                                   --------------------

Interest Sensitive-25.1%
--------------------------------------------------------------------------------
Allstate Corp.                                                                               26,682             $1,097,297
American Bankers Insurance Group                                                             23,200                904,800
American Financial Group Inc.                                                                14,300                437,937
Ameritech Corp.                                                                              33,800              1,994,200
Bank Of Boston Corp.                                                                         24,900              1,151,624
BankAmerica Corp.                                                                            25,100              1,625,226
Bay Apartment Communities Inc.                                                               19,300                468,025
Cigna Corp.                                                                                   8,800                908,600
CMS Energy Corp.                                                                             28,500                851,438
Crestar Financial Corp.                                                                       7,900                467,087
DQE Inc.                                                                                     21,750                668,813
FPL Group Inc.                                                                               18,000                834,750
First Union Corp.                                                                            21,800              1,212,626
Macerich Company                                                                             36,100                722,000
                                                                                                          Value



                                       7


                            Portfolio of Investments
                                   (continued)
                                                                                                            Value
Security                                                                               Shares             (Note 1A)
--------------------------------------------------------------------------------    --------------   --------------------

Interest Sensitive-(Continued)
--------------------------------------------------------------------------------
Merry Land & Investment Co.                                                                  37,100               876,487
Nationsbank Corp.                                                                            19,000             1,322,876
Northern Trust Co.                                                                           17,800               996,800
Old Republic International Corp.                                                             11,900               422,450
Peco Energy Co.                                                                              30,700               924,837
Reliastar Financial Corp.                                                                    35,600             1,579,750
Travelers Group Inc.                                                                         17,600             1,106,600
Unicom Corp.                                                                                 49,200             1,611,300
                                                                                                     --------------------
                                                                                                              $22,185,523
                                                                                                     --------------------

Total Stocks                                                                                                  $85,999,933
                                                                                                     --------------------
(identified cost $75,625,915)

                                                                                   Principal              Value
Short Term Obligations-4.7%                                                          Amount             (Note 1A)
-------------------------------------------------------------------------------- -----------------  --------------------

Repurchase Agreement-4.3%
--------------------------------------------------------------------------------
Prudential-Bache repurchase agreement
dated 12/29/95, 5.39% due 1/2/96 to pay
$3,830,569  (Collateralized  by Federal National Mortgage  Association,  0%, due
2/1/23,  market value $964,320 and Federal Home Loan Mortgage Corp.,  6.96%, due
1/1/20,
market value $2,941,112)                                                              $3,828,849            $3,828,849
                                                                                                   --------------------

U.S. Government Securities-0.4%                           Rate **       Maturity
--------------------------------------------------------------------------------
U.S. Treasury Bills ***                                   5.15          5/16/96         $350,000              $343,476
                                                                                                   --------------------

Total Short Term Obligations                                                                                $4,172,325
                                                                                                   --------------------
(identified cost $4,171,188)

Total Investments-101.8%                                                                                   $90,172,258
                                                                                                   --------------------
(identified cost $79,797,103)

Other assets, less liabilities-(1.8%)                                                                      ($1,639,875)
                                                                                                   --------------------


Net Assets- 100%                                                                                           $88,532,383
                                                                                                   ====================

*   Non-income producing security
**  Rate noted is yield to maturity (unaudited)
*** Denotes all or part of a security pledged as a margin deposit. (Note 6)


                      Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                       Statement of Assets and Liabilities
                                December 31, 1995

Assets
    Investments, at value (Note 1A) (identified cost, $79,797,103)                                  $90,172,258
    Cash                                                                                                  7,060
    Receivable for investments sold                                                                   3,933,886
    Receivable for Fund shares sold                                                                      20,000
    Interest and dividends receivable                                                                   333,904
    Receivable for daily variation margin on financial futures contracts                                  2,525
    Other assets                                                                                            879
                                                                                                ----------------

       Total assets                                                                                 $94,470,512

Liabilities
    Distribution payable                                                            $328,911
    Payable for investments purchased                                              4,112,823
    Payable for fund shares redeemed                                               1,271,110
    Payable for premium on purchased options                                          16,548
    Accrued investment advisory fee (Note 2)                                         164,849
    Accrued trustee fees (Note 2)                                                      1,379
    Accrued expenses and other liabilities                                            42,509
                                                                                -------------

       Total liabilities                                                                             $5,938,129
                                                                                                ----------------

Net Assets                                                                                          $88,532,383
                                                                                                ================

Net Assets consist of
    Paid-in capital                                                                                 $75,690,282
    Distributions in excess of net investment income                                                   ($20,724)
    Accumulated undistributed net realized gain (loss)                                                2,485,145
    Net unrealized appreciation (depreciation)                                                       10,377,680
                                                                                                ----------------

       Total                                                                                        $88,532,383
                                                                                                ================

Shares of beneficial interest outstanding                                                             2,543,181
                                                                                                ================

Net asset value, offering price, and redemption price per share                                          $34.81
                                                                                                ================
    (Net assets/Shares outstanding)



                                       9


                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                             Statement of Operations
                          Year Ended December 31, 1995

Investment income
    Dividend income                                                                                  $2,587,046
    Interest income                                                                                     354,705
                                                                                                ----------------

       Total income                                                                                  $2,941,751

Expenses
    Investment advisory fee (Note 2)                                                 $555,164
    Trustee fees (Note 2)                                                               4,697
    Accounting, custody and transfer agent fees                                       117,223
    Registration costs                                                                 29,675
    Audit services                                                                     26,227
    Legal services                                                                      3,328
    Insurance Expense                                                                   2,468
    Amortization of organization expense (Note 1E)                                      2,059
    Miscellaneous                                                                       4,800
                                                                              ----------------

       Total  expenses                                                                                  745,641
                                                                                                ----------------

         Net investment income                                                                       $2,196,110

Realized and unrealized gain (loss)
    Net realized gain (loss)
       Investment securities                                                      $19,911,072
       Written options                                                                229,040
       Financial futures                                                            1,424,593
                                                                              ----------------

         Net realized gain (loss)                                                                   $21,564,705

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                      $10,308,586
       Written options                                                                (10,860)
       Financial futures                                                              (68,700)
                                                                              ----------------

         Change in net unrealized appreciation (depreciation)                                        10,229,026
                                                                                                ----------------

         Net gain (loss)                                                                            $31,793,731
                                                                                                ----------------

         Net increase (decrease) in net assets from operations                                      $33,989,841
                                                                                                ================


                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                       Statement of Changes in Net Assets


                                                                                  Year Ended December 31,
                                                                            -------------------------------------
Increase (decrease) in Net Assets                                                       1995          1994
                                                                            -----------------   -----------------

    From operations
       Net investment income                                                      $2,196,110          $1,305,815
       Net realized gain (loss)                                                   21,564,705             732,664
       Change in net unrealized appreciation (depreciation)                       10,229,026          (5,631,004)
                                                                            -----------------   -----------------

         Net increase (decrease) in net assets from operations                   $33,989,841         ($3,592,525)
                                                                            -----------------   -----------------

    Distributions to shareholders
       From net investment income                                                ($2,203,103)        ($1,278,182)
       From realized capital gains                                                (8,605,084)         (1,795,950)
                                                                            -----------------   -----------------

         Total distributions to shareholders                                    ($10,808,187)        ($3,074,132)
                                                                            -----------------   -----------------

    Fund share (principal) transactions (Note 4)
       Net proceeds from sale of shares                                          $32,648,683         $33,714,612
       Net asset value of shares issued to shareholders in
         payment of distributions declared                                        10,246,215           2,827,543
       Cost of shares redeemed                                                   (64,134,926)        (16,200,955)
                                                                            -----------------   -----------------

         Increase (decrease) in net assets from Fund share transactions         ($21,240,028)        $20,341,200
                                                                            -----------------   -----------------

         Net increase (decrease) in net assets                                    $1,941,626         $13,674,543

Net assets

       At beginning of period                                                     86,590,757          72,916,214
                                                                            -----------------   -----------------

       At end of period (including distributions in excess of net income of $20,724 and undistributed net investment income of $27,644
       at December 31, 1995 and 1994, respectively)                              $88,532,383         $86,590,757
                                                                            =================   =================


                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                              Financial Highlights


Per share data (for a share outstanding                                      Year Ended December 31,
                                               ------------------------------------------------------------------
      throughout each period)                        1995       1994         1993         1992 *       1991 *,+
                                               -----------   -----------  -----------   -----------   -----------

      Net asset value - beginning of period         $28.66        $30.89       $26.28        $25.66        $20.00
                                               -----------   -----------  -----------   -----------   -----------

Income from investment operations
      Net investment income **                       $0.76         $0.45        $0.50         $0.56         $0.46
      Net realized and unrealized gain (loss)         9.94         (1.62)        5.57          1.81          6.17
                                               -----------   -----------  -----------   -----------   -----------
        Total from investment operations            $10.70        ($1.17)       $6.07         $2.37         $6.63
                                               -----------   -----------  -----------   -----------   -----------

Less distributions declared to shareholders
      From net investment income                     (0.78)        (0.44)       (0.47)        (0.54)        (0.35)
      From realized gain                             (3.77)        (0.62)       (0.99)        (1.19)        (0.62)
      From paid-in capital                         -             -            -               (0.02)        -
                                               -----------   -----------  -----------   -----------   -----------
       Total distributions declared to shareholders ($4.55)       ($1.06)      ($1.46)       ($1.75)       ($0.97)
                                               -----------   -----------  -----------   -----------   -----------

      Net asset value - end of period               $34.81        $28.66       $30.89        $26.28        $25.66
                                               ===========   ===========  ===========   ===========   ===========

Total return                                         37.55%        -3.78%       20.79%         9.52%        33.45% t

Ratios (to average net assets)/Supplemental Data
      Expenses  **                                    0.69%         0.70%        0.80%         0.00%         1.00% t
      Net investment income  **                       2.05%         1.55%        1.29%         2.52%         1.92% t

Portfolio turnover                                     159%          182%         192%           92%           86%

Net assets at end of period (000's omitted)        $88,532       $86,591      $72,916       $14,679        $7,498

** For the three year period ended December 31, 1993, the investment adviser did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

      Net investment income per share                                            $0.47         $0.34         $0.23
      Ratios (to average net assets):
        Expenses                                                                  0.97%         1.00%         1.99%
        Net investment income                                                     1.12%         1.52%         0.93%

t     Computed on an annualized basis.
*     Audited by other auditors
+     For the period from January 2, 1991 (start of business) to December 31, 1991.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                          Notes to Financial Statements

(1).....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Fund Series (Fund) is a separate diversified investment series of the Trust.

         The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A...Investment security valuations--

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B...Repurchase agreements--

         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C...Securities transaction and income--

         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D...Federal taxes--

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     E...Deferred organization expense--

         Costs incurred by the Fund in connection with its organization and initial registration were amortized, on a straight-line basis, through December 1995.

     F...Distributions to shareholders--

         Distributions to shareholders are recorded on the ex-dividend date.

         Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid quarterly at the annual rate of 0.50% of the Fund's average daily net assets. The Fund pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Fund from the investment adviser. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3).....Purchases and Sales of Investments:

         Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                         Purchases              Sales
                                                      -----------------   ------------------
U.S. government securities                                  $1,694,802           $1,618,039
                                                      =================   ==================

Investments (non-U.S. government securities)              $159,001,718         $186,796,331
                                                      =================   ==================

(4).....Shares of Beneficial Interest:

         The  Declaration  of Trust  permits the  trustees to issue an unlimited number of full and fractional  shares of beneficial  interest  having a par value of one cent per share.  Transactions  in Fund  shares were as follows:
                                                                             Year Ended December 31,
                                                                     ----------------------------------
                                                                          1995                1994
                                                                     ----------------  ----------------
Shares sold                                                                  932,595         1,096,060
Shares issued to shareholders in payment of distributions declared           294,939            97,860
Shares redeemed                                                           (1,705,536)         (533,095)
                                                                     ----------------  ----------------
    Net increase (decrease)                                                 (478,002)          660,825
                                                                     ================  ================


During the year, a major investor in the Fund redeemed its shares in-kind, receiving from the Fund $52,313,910 in securities that had been held by the Fund. The financial statements reflect a realized gain of $9,970,933. For tax purposes, this gain is not recognized by the Fund. Through this redemption such investor transferred its investments in the Fund to a separate account, for which Standish, Ayer & Wood, Inc. serves as the investment adviser. The redemption transaction was effected pursuant to an exemption order issued by the Securities and Exchange Commission.

(5).....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:


Aggregate Cost                                                   $79,905,620
                                                        =====================

Gross unrealized appreciation                                    $11,424,742
Gross unrealized depreciation                                     (1,158,104)
                                                         --------------------
    Net unrealized appreciation                                  $10,266,638
                                                         ====================


(6)     Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

       Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund uses options to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1995 is as follows:

Written Call Option Transactions
--------------------------------------------------------------------------------
                                           Number of
                                           Contracts
                                         (000 Omitted)        Premiums
                                        ----------------   ---------------
Outstanding, beginning of year                      126           $15,823
    Options written                               2,730           549,935
    Options exercised                              (343)         (445,053)
    Options expired                                (454)          (75,433)
    Options closed                               (2,059)          (45,272)
                                        ----------------   ---------------
Outstanding, end of year                              0                 0
                                        ================   ===============





        Futures Contracts--

         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. At December 31, 1995, the Fund had entered into the following financial futures contracts:

         At December 31, 1995, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                                                                   Underlying Face         Unrealized
Contract                             Position     Expiration       Amount at Value         Gain (Loss)
----------------------------------  -----------   -----------   ----------------------   ----------------
(6 contracts) S&P 500               Long          3/15/96                   1,855,350              2,525
                                                                ======================   ================

--------------------------------------------------------------------------------

       Federal Income Tax Information (Unaudited)

         The amount of long-term capital gain for the Fund for the year ended December 31, 1995 was $5,067,676. This amount may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Report of Independent Accountants

         To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Equity Fund Series:

         We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Equity Fund Series (the "Fund"), including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, changes in the net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, and for the period from January 2, 1991 (start of business) to December 31, 1991, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in e financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Equity Fund Series as of December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

         Coopers & Lybrand L.L.P.
         Boston, Massachusetts
         February 13, 1996

                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                 (800) 221-4795

                           STANDISH FIXED INCOME FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated April 29, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Fixed Income Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                    CONTENTS

Investment Objective and Policies............................2
Investment Restrictions......................................8
Calculation of Performance Data..............................9
Management..................................................11
Redemption of Shares........................................16
Portfolio Transactions......................................17
Determination of Net Asset Value............................17
The Fund and Its Shares.....................................17
The Portfolio and Its Investors.............................18
Taxation....................................................18
Additional Information......................................21
Experts and Financial Statements............................21
Financial Statements........................................22

                        INVESTMENT OBJECTIVE AND POLICIES

     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Fixed Income Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fund.
     The Fund's Prospectus describes the investment objective of the Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.

Money Market Instruments and Repurchase Agreements
     Money market  instruments  include short-term U.S.  Government  securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, nonnegotiable fixed time deposits, bankers' acceptances and repurchase agreements.
     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.
     Investments in commercial paper will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser"), the Portfolio's investment adviser, to be of equivalent quality to the securities so rated.
     A repurchase agreement is an agreement under which the Portfolio acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Portfolio until they are repurchased. The Trustees of the Portfolio Trust will monitor the standards which the Adviser will use in reviewing the credit worthiness of any party to a repurchase agreement with the Portfolio.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the

Belgian franc will appreciate relative to the French franc, the Portfolio may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited in order to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time.

Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Collateralized Mortgage Obligations ("CMOs")
     The Investment Company Act of 1940, as amended (the "1940 Act"), limits the ability of one investment company to invest in the securities of another investment company. The staff of the Securities and Exchange Commission (the "SEC") takes the position that CMOs and certain other securitized assets are investment companies for this purpose unless such issuers have complied with an exemptive rule or have obtained orders from the SEC exempting them from all provisions of the Act. The Portfolio intends to operate within the applicable limitations. See the Prospectus for a further description of CMOs.

General Characteristics of Options
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."
     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC" options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. (To the extent that the Portfolio does not do so, the OTC options are subject to the Portfolio's restriction on illiquid securities.) The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "Primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization

("NRSRO") or the debt of which is determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities. However, for options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.
     If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.
     The Portfolio may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be covered (i.e., the Portfolio must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.
     The Portfolio may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices
     The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures
     The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
     The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit, with its custodian for the benefit of a futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions
     The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from NRSRO or (except for OTC currency options) are determined to be equivalent credit quality by the Adviser.
     The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
     The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, the Portfolio may hold a French government bond and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.
     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the Currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions
     The  Portfolio  may enter into multiple  transactions,  including  multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
     Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging in not involved although, as described above, the Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic
Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated a least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Portfolio Trust's Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.

Eurodollar Contracts
     The Portfolio may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LlBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States
     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts
     The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC. The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolio's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

"When-Issued" and "Delayed Delivery Securities"
     The Portfolio may commit up to 15% of its net assets to purchase securities on a "when-issued" and "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although the Portfolio will only make commitments to purchase
"when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the Adviser.
     Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, cash or liquid, high-grade debt obligations with a market value at least equal to the amount of the Portfolio's commitment will be segregated with the Portfolio's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.
     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Portfolio Turnover
     It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Code. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, which (when allocated to and distributed by the Fund) are taxable to its shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.

                             INVESTMENT RESTRICTIONS
     The Fund and the Portfolio have each adopted the following fundamental policies. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.
     As a matter of fundamental policy, the Portfolio (Fund) may not:
     1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
     2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

     3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value,
          (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the Fund may enter into repurchase agreements with respect to 5% of the value of its net assets.
     4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).
     5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.
     6. Purchase real estate or real estate mortgage loans, although the Portfolio (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.
     7. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
     8. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.
     Notwithstanding the foregoing, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:
     a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Portfolio's (Fund's) net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

     b.   Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.
     c. Purchase securities of any other investment company, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets, and provided further that the Fund may make such a purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokers' commissions and then only to the extent permitted by the 1940 Act.
     d. Purchase or write options, except as described under "Strategic Transactions."
     e. Invest in interests in oil, gas or other exploration or development programs.
     f. Invest more than 5% of the assets of the Portfolio (Fund) in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than obligations issued or guaranteed by the U.S. Government or its agencies, and securities fully collateralized by such securities.
     g. Invest in securities of any company if any officer or director (Trustee) of the Portfolio Trust (Trust) or of the Portfolio's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.
     h. Invest more than an aggregate of 15% of the net assets of the Portfolio (Fund) in the aggregate of (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) other illiquid securities, including nonnegotiable fixed time deposits.
     i. Invest more than 5% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund, but not the Portfolio).
     Notwithstanding any non-fundamental policy, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.
     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's (Fund's) assets will not constitute a violation of the restriction, except with respect to restriction (g) above.

     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA
     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV. The average annual total return quotations for the Fund for the one and five year periods ended December 31, 1995 are 18.54% and 10.21%, respectively, and since inception (March 27, 1987 to December 31, 1995) is 9.46%. The Fund's average annualized yield for the thirty day period ended December 31, 1995 was 7.12%.
     The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                         Yield = [2[((A - B + 1)^6) - 1]]/CD

     Where: A equals dividends and interest earned during the period; B equals net expenses accrued for the period; C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.
     The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

     In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Quarter/Year               Net                       Gross
--------------------------------------------------------------------------------
    2Q87                  (1.14)%                    (0.95)%
    3Q87                  (2.16)                     (2.04)
    4Q87                   4.15                       4.30
    1987                   0.74                       1.20
    1Q88                   4.36                       4.52
    2Q88                   1.18                       1.29
    3Q88                   1.98                       2.11
    4Q88                   0.78                       0.91
    1988                   8.53                       9.09
    1Q89                   1.23                       1.37
    2Q89                   7.57                       7.70
    3Q89                   1.13                       1.26
    4Q89                   3.30                       3.42
    1989                  13.76                      14.33
    1Q90                  (0.50)                     (0.38)
    2Q90                   3.69                       3.84
    3Q90                   0.89                       1.00
    4Q90                   4.95                       5.06
    1990                   9.23                       9.77
    1Q91                   3.16                       3.28
    2Q91                   1.71                       1.84
    3Q91                   6.19                       6.29
    4Q91                   5.58                       5.68
    1991                  17.65                      18.15
    1Q92                  (0.95)                     (0.84)
    2Q92                   4.95                       5.04
    3Q92                   3.43                       3.53
    4Q92                  (0.58)                     (0.47)
    1992                   6.88                       7.33
    1Q93                   5.88                       5.98
    2Q93                   3.42                       3.52
    3Q93                   3.42                       3.52
    4Q93                   1.23                       1.33
    1993                  14.64                      15.08
    1Q94                  (3.99)                     (3.90)
    2Q94                  (1.88)                     (1.78)
    3Q94                   0.67                       0.77
    4Q94                   0.32                       0.42
    1994                  (4.86)                     (4.48)
    1Q95                   4.39                       4.48
    2Q95                   5.91                       6.01
    3Q95                   2.46                       2.56
    4Q95                   4.64                       4.73
    1995                  18.54                      18.97

     These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.
     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Government/Corporate Index, which is generally considered to be representative of the performance of all domestic, dollar denominated, fixed rate, investment grade bonds, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust
     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Murray, and Mss. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio's investment adviser.

                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                                  Vice President                   Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                              and Trustee                      Director, Standish, Ayer
One Financial Center                                                                          & Wood, Inc.; President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                        Chairman of the Board and
c/o Decision Resources, Inc.                                                                  Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                             through 1989, Senior V.P.
                                                                                                  Arthur D. Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                         Professor of Political
Cambridge, MA 02138                                                                         Economy, Harvard University

John H. Hewitt, 4/11/35                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                      Visiting Nurse Alliance of
                                                                                             Vermont and New Hampshire

Edward H. Ladd*, 1/3/38                                      Trustee and                      Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                            Vice President                        Managing Director,
One Financial Center                                                                         Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                                since 1990; formerly,
                                                                                             President of Standish, Ayer
                                                                                                    & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                          Trustee, Essex Street
c/o Essex Street Associates                                                                      Associates (family
P.O. Box 5600                                                                                 investment trust office);
Beverly Farms, MA 01915                                                              Director, Holyoke Mutual Insurance Company

Richard S. Wood*, 5/2/54                                    President and                     Vice President, Secretary
c/o Standish, Ayer & Wood, Inc.                                Trustee                         and Director, Standish,
One Financial Center                                                                             Ayer & Wood, Inc.;
Boston, MA 02111                                                                              Executive Vice President,
                                                                                               Standish International
                                                                                              Management Company, L.P.

Richard C. Doll, 7/8/48                                    Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

James E. Hollis III, 11/21/48                              Executive Vice                        Vice President and
c/o Standish, Ayer & Wood, Inc.                               President                       Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111



                                       20



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

David W. Murray, 5/5/40                                    Treasurer and                      Vice President, Treasurer
c/o Standish, Ayer & Wood, Inc.                               Secretary                        and Director, Standish,
One Financial Center                                                                              Ayer & Wood, Inc.
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Beverly E. Banfield, 7/6/56                                Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                                  Compliance Officer,
One Financial Center                                                                         Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                  Assistant Vice President and Compliance Officer,
                                                                                    Freedom Capital Management Corp. (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                        Senior Advisor and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                        & Wood, Inc.; prior to 1991,
Boston, MA 02111                                                                       President, Harvard Management Company

David H. Cameron, 11/2/55                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

W. Charles Cook II, 7/16/63                                Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President              Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       21



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

Dolores S. Driscoll, 2/17/48                               Vice President                    Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                    Vice President,  Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.
One Financial Center                                                                       since January, 1996; formerly,
Boston, MA 02111                                                                    Vice President, Scudder, Clark, and Stevens

Raymond J. Kubiak, 9/3/57                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                Ayer & Wood, Inc. since
One Financial Center                                                                          November 1993; formerly,
Boston, MA 02111                                                                   Investment Sales, Cigna Corporation (1993) and
                                                                                         Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

George W. Noyes, 11/12/44                                  Vice President                      President and Managing
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111




                                       22



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

Jennifer A. Pline, 3/8/60                                  Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                Ayer & Wood, Inc. since
One Financial Center                                                                           August, 1993; formerly,
Boston, MA 02111                                                                                   Vice President,
                                                                                          Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President                       Vice President, since
c/o Standish, Ayer & Wood, Inc.                                                              November 2, 1993; formerly,
One Financial Center                                                                         Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                                Consultant Cambridge

David C. Stuehr, 3/1/58                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                          & Wood, Inc. since April,
Boston, MA 02111                                                                           1990; formerly Vice President,
                                                                                               Aetna Life & Casualty

Michael W. Thompson, 3/31/56                               Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

*Indicates  that Trustee is an  interested  person of the Trust or the Portfolio
Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers
     Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or the Portfolio Trust affiliated with Standish as the Administrator of the Fund (the "Fund Administrator") or the Adviser, respectively, or to the Trusts's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust, the Portfolio Trust or the Adviser.
     The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:


                                                                      Pension or Retirement               Total Compensation
                                 Aggregate Compensation                Benefits Accrued as                   from Fund and
     Name of Trustee                  from the Fund                  Part of Fund's Expenses            Other Funds in Complex*
-------------------------------------------------------------------------------------------------------------------------------
     D. Barr Clayson                        $0                                 $0                                   $0
     Richard C. Doll**                       0                                  0                                    0
     Samuel C. Fleming                   6,000                                  0                               41,750
     Benjamin M. Friedman                5,285                                  0                               36,750
     John H. Hewitt                      5,285                                  0                               36,750
     Edward H. Ladd                          0                                  0                                    0
     Caleb Loring, III                   5,285                                  0                               36,750
     Richard S. Wood                         0                                  0                                    0

     * As of the date of this Statement of Additional Information there were 18 funds in the fund complex.
     ** Mr. Doll resigned as a Trustee effective December 6, 1995.

--------------------------------------------------------------------------------

Certain Shareholders
     At March 1, 1996, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, no person beneficially owned 5% or more of the then outstanding shares of the Fund.

Investment Adviser of the Portfolio Trust
     Standish serves as the Adviser to the Portfolio pursuant to a written investment advisory agreement with the Portfolio Trust. Prior to the close of business on April 26, 1996, Standish managed directly the assets of the Fund pursuant to an investment advisory agreement. This agreement was terminated by the Fund on such date subsequent to the approval by the Fund's shareholders on March 29, 1996 to implement certain changes in the Fund's investment restrictions which enable the Fund to invest all of its investable assets in the Portfolio. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the 1940 Act.

     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood.
     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolio for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Portfolio's average daily net asset value computed as described in the Prospectus. The expense limit voluntarily agreed to by the Adviser is described in the Prospectus. The current fee is paid monthly. For services to the Fund during the fiscal years ended December 31, 1993, 1994 and 1995, the Adviser received fees from the Fund of $3,596,577, $4,750,132 and $6,321,967, respectively.
     Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolio will pay share pricing expenses; custodian fees and expenses; administration fees; legal and auditing fees and expenses; expenses of notices and reports to interest-holders; registration and reporting fees and expenses; and Trustees' fees and expenses.
     Unless terminated as provided below, the investment advisory agreement continues in full force and effect until April 26, 1998 and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Portfolio, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors, come before those of the Adviser and its employees.

Administrator of the Fund
     Standish also serves as the administrator to the Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the  administration  agreement  are  described  in  the  Prospectus.  For  these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The administration agreement provides that if the total expenses of the Fund and the Portfolio in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Fund Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.
     The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio
     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually.
     The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

Distributor of the Fund
     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.
                              REDEMPTION OF SHARES
     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it or determination by the Portfolio of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.
     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.

                             PORTFOLIO TRANSACTIONS
     The  Adviser  is  responsible   for  placing  the   Portfolio's   portfolio
transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.
     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.
     Because most of the Fund's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the Fund has not paid any brokerage commissions during the past three years.

                        DETERMINATION OF NET ASSET VALUE
     The Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's investment in the Portfolio) less all liabilities by the number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of the Fund are accrued daily and taken into account for the purpose of determining net asset value.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.
     Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined by the Adviser in accordance with procedures approved by the Trustees.
     Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.
                             THE FUND AND ITS SHARES
     The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund.
     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including any change of investment policy requiring the approval of shareholders.
     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.
     Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS
     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.
     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.
     Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.
                                    TAXATION
     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders at least annually in accordance with the timing requirements of the Code.
     The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the
Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.
     The Fund will be subject to a 4% nondeductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.
     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.
     The Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $14,954,615 of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains.
     If the Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the Portfolio, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid federal income and excise taxes. Therefore, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to provide cash that the Fund may withdraw from the Portfolio and distribute in order to satisfy the distribution requirements applicable to the Fund.
     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options or currency forward transactions.

     Certain options, futures or currency forward transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Any net mark to market gains may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Portfolio's losses on the Portfolio's transactions involving options, futures or forward contracts and/or offsetting Portfolio positions may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. Because the Fund's income, gains and losses consist primarily of its share of the income, gains and losses of the Portfolio, which are directly affected by the provisions described in this paragraph, these transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Portfolio will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.
     The Federal income tax rules applicable to mortgage dollar rolls and interest rate swaps, caps, floors and collars are unclear in certain respects, and the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.
     Foreign exchange gains and losses realized by the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and, because the Fund invests in the Portfolio, may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months. The Fund's share of such gain (plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of the Fund's annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors in the Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the Fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolio are such that the Fund expects that it generally will not meet this 50% requirement, shareholders of the Fund generally will not directly take into account the foreign taxes, if any, paid by the Portfolio and allocable to the Fund, and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Fund would otherwise have available to distribute.
     If the Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on its allocable portion of "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually allocated to the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio may limit and/or manage its stock holdings, if any, in passive foreign investment companies to minimize the Fund's tax liability or maximize its return from these investments.
     Investment in debt obligations by the Portfolio that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Portfolio, in the event that it holds such obligations, in order to reduce the risk of the Fund, or any other RIC investing in the Portfolio, distributing insufficient income to preserve its status as a RIC and seek to avoid becoming subject to Federal income or excise tax.
     Due to possible unfavorable consequences under present tax law, the Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Portfolio may acquire "regular" interests in REMICs.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.
     The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent the Fund was properly allocated dividend income from the Portfolio's stock investments in U.S. domestic corporations. Although the Portfolio is not expected to concentrate its investments in such stock, the Portfolio is permitted to acquire preferred stocks, and it is therefore possible that a portion of the Fund's distributions, attributable to its distributive share of the dividends the Portfolio receives with respect to such preferred stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions in certain circumstances.
     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.
     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.
                             ADDITIONAL INFORMATION
     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W.; Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.
                        EXPERTS AND FINANCIAL STATEMENTS
     The Fund's financial statements for the fiscal years ended December 31, 1993, 1994 and 1995 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in its report appearing elsewhere herein, and have been so included in reliance upon the authority of the report of such auditors as experts in accounting and auditing. Financial highlights of the Fund for the fiscal years ended December 31, 1990, 1991, 1992 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P., independent accountants, will audit the Fund's financial statements for the fiscal year ending December 31, 1996. Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P., will audit the Portfolio's financial statements for the fiscal year ending December 31, 1996.

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series
                     Financial Statements for the Year Ended
                                December 31, 1995

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

January 29, 1996

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am pleased to have an opportunity to review the major developments at Standish, Ayer & Wood during this past year as they relate to the activities of the Investment Trust. The major news for our clients in 1995 was the spectacular performance of the U.S. investment markets. While we would, of course, like to claim credit for producing the full extent of these splendid returns, the reality is obvious: The markets themselves are beyond our control. For the year as a whole, U.S. stocks, as represented by the Standard and Poor's 500 Index, produced a total return of 37.6%, and higher grade intermediate-term bonds, as represented by the Lehman Brothers Aggregate Index, provided a total return of 18.5%. Nearly as surprising, stock and bond prices marched steadily upward throughout the year, a persistent and almost uninterrupted advance.

Even after the subdued markets of 1994, neither we nor most other investment managers expected 1995 to be anywhere near as good as it turned out to be. In this context, we are generally pleased by our investment performance. In most asset classes, we kept pace with or modestly exceeded market returns. We adhered to our established investment philosophies, which are designed to add reasonably consistent increments of value. Our clients seem to be pleased by our efforts as we continue to have very little client turnover.

As a firm, we have registered moderate growth during the year. Reflecting some flow of new clients as well as market appreciation, our clients' assets under management at the end of 1995 totalled $29.4 billion, an increase from $24.4 billion at the end of 1994. We are particularly pleased by the growth in new assets managed for insurance companies and by the increases in assets of both large capitalization and small capitalization U.S. common stocks.

The asset class of greatest disappointment in 1995 was international equities. Not only did the asset class continue to provide subpar returns, but our portfolios underperformed the international equity markets. These results reflect judgments early in 1995 to hedge a portion of the currency exposure back to dollars and to have a moderate stake in emerging markets. While we believe we have rectified those problems, we are not satisfied with the results and are working vigorously to improve future performance. We are also counseling our clients not to lose faith in the international equity asset class despite its recent disappointing returns.

The figure for total Standish assets under management includes about $1.6 billion managed in conjunction with Standish International Management Company, L.P. (SIMCO), our affiliate that manages overseas assets for domestic clients and U.S. assets for overseas clients. It also includes $3.9 billion in the Standish Investment Trust, our mutual fund organization. In addition, the asset total reflects an increase over the last few years in the assets we manage in private, non-mutual fund vehicles.

We introduced two new mutual funds at mid-year 1995, namely the Standish Fixed Income Fund II (which is designed to parallel the Standish Fixed Income Fund but exclude the purchase of both nondollar bonds and below-investment-grade securities), and the Standish Controlled Maturity Fund (which is designed for investors who wish less volatility and interest rate risk than traditional intermediate-maturity bonds).

At the beginning of 1996, we introduced two additional mutual funds, the Standish Tax-Sensitive Equity Fund and the Standish Small Cap Tax-Sensitive Equity Fund. At Standish we have noted for some time the adverse impact for taxable investors of high portfolio turnover, which triggers capital gains, possibly including short-term gains that may result in an even greater tax liability for investors. We believe there is a major opportunity through both separate account management and these funds to improve aftertax returns by limiting the portfolio turnover and managing capital gains.

During 1995, Standish acquired all remaining interests in the business of the joint venture between Consolidated Investment Corp. (CIC) and Standish, entered into over seven years ago. Consolidated had been formed by Trigon (previously Blue Cross/Blue Shield of Virginia) to manage shorter-term taxable and tax exempt fixed income portfolios. We and Trigon agreed that it was best to have this unit operating under one owner.

Standish continues to be proud of its structure as an independent management firm with ownership in the hands of investment professionals active in the business. There were no changes during 1995 either in corporate structure or in the people who own the enterprise.

We appreciate the opportunity to serve you, and we remain confident that we have the resources and the organization to do a superior job. We will be working hard to fulfill your expectations in 1996.

Sincerely yours,



Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

                              Management Discussion

In sharp contrast to 1994, 1995 will be remembered as one of the finest years ever for fixed income investors as nearly every sector of the bond market produced impressive double digit returns. Against this backdrop, the Standish Fixed Income Fund provided its best absolute one-year return year ever of 18.54% versus 18.47% and 19.24% for the Lehman Brothers Aggregate and Government Corporate Indices, respectively.

Reviewing the year, 1995 started off on a strong note. The first and second quarters for the U.S. Treasury market were both exceptional from a total return standpoint as investors reacted to favorable inflation statistics and growing evidence of an economic slowdown. From a relative return standpoint, this was a difficult period for the Fund as nondollar markets and, to a lesser extent, mortgages failed to keep pace with the treasury market. Our response to the underperformance in mortgages was to increase the weighting in the Fund to take advantage of historically cheap valuations across the sector. In the nondollar sector, we maintained our exposure until these markets recovered substantially. We then trimmed the allocation late in the third quarter as we became increasingly concerned that the U.S. market may fare better than many overseas markets. In the fourth quarter, we adjusted our view again by increasing the interest rate exposure of the remaining nondollar sector allocation to enhance return should these markets outperform. Both of these sector responses helped the Fund outperform the benchmark indices during the second half of the year.

On a more positive note the Fund was overweighted in corporate bonds which were steady contributors all year despite fears of an economic slowdown and relatively heavy new issue supply. Our strategy of focusing on rapidly improving, medium-quality companies continued to result in credit rating upgrades across a wide variety of industries. These upgrades as well as improving market sentiment for many of our holdings added measurably to absolute and relative returns.

As we enter 1996, we believe that the bond market is fully or near fully valued. We acknowledge that the economy is slowing and that inflation pressures are modest but believe that the market is already discounting much of this favorable news. Consequently, we are projecting that upfront yield will be a more important determinant of absolute return going forward and believe that we have positioned the Fund well in an environment of more stable or modestly higher interest rates.

As always, we thank you for your continued confidence as shareholders and hope that this information is helpful to you in reviewing your overall investment strategies. A graph on the accompanying page shows the cumulative performance of the Fund versus its relative benchmarks.


Caleb F. Aldrich

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

     Comparison of Change in Value of $100,000 Investment in Standish Fixed
                                  Income Fund,
               Lehman Gov't/Corp Index and Lehman Aggregate Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Fixed Income Fund compared with the Lehman Gov't/Corp Index and Lehman Aggregate Index for the period March 30, 1987 to December 31, 1995, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.


                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

                            Portfolio of Investments
                                                                                                 Par                 Value
Security                                                        Rate       Maturity              Value              (Note 1A)
-------------------------------------------------------------  -------- ----------------  -------------------  --------------------

Bonds - 96.9%
-------------------------------------------------------------

Asset Backed Securities - 3.6%
-------------------------------------------------------------
Advanta Home Equity  Loan Trust  91-1A                               9.00  02/25/06                2,538,016    $        2,660,158
AFC Home Equity Loan Trust 93-2                                      6.00  01/20/13                  165,925               163,280
Contimortgage Home Equity Loan Trust 94-5A2                          9.07  10/15/09               19,600,000            20,086,938
Contimortgage Home Equity Loan Trust 95-1A2A                         8.60  02/15/10               10,100,000            10,355,656
CSFB 95-A 144A**                                                     7.00  11/15/05               11,150,000            11,136,063
Greentree Securities Trust 94-A                                      6.90  02/15/04                5,379,954             5,416,941
Greentree Securities Trust 95-A                                      7.25  07/15/05                7,666,419             7,774,228
OSCC Home Equity 92-3 A2                                             6.30  09/25/07                   60,120                60,233
OSCC Home Equity 92-4                                                6.55  11/25/07                  166,397               167,593
TMS Home Equity 92-B                                                 6.90  07/15/07                  139,052               140,725
TMS Home Equity 94-DA4                                               8.75  09/15/20                3,250,000             3,451,602
UCFC Home Equity Loan Trust 94 DA-4                                  8.78  02/10/16               16,562,000            17,612,652
UCFC Home Equity Loan Trust 94-BA6                                   7.10  06/10/23                2,517,270             2,558,175
                                                                                                               --------------------
                                                                                                                $       81,584,244
                                                                                                               --------------------

Bank Bonds - 2.6%
-------------------------------------------------------------
Anchor Bancorp Notes                                                 8.94  07/09/03                7,325,000    $        7,599,688
Bank of Boston Notes                                                 8.38  12/15/02                  225,000               251,777
Bank of Boston Notes                                                 9.50  08/15/97                   35,000                37,121
Capital One Bank Notes                                               6.39  06/29/98                  250,000               253,013
Capital One Bank Notes                                               8.63  01/15/97               12,975,000            13,337,003
Coast Federal Bank Notes                                            13.00  12/31/02                5,000,000             5,709,500
First Nationwide Bank Notes                                         12.25  05/15/01               13,200,000            14,982,000
First USA Bank Notes                                                 5.75  01/15/99                  200,000               199,414
First USA Bank Notes                                                 8.20  02/15/98                  250,000               260,393
Hartford National Bank Notes                                         9.85  06/01/99                  300,000               335,670
Midlantic Bank Notes                                                 9.88  12/01/99                   75,000                85,147
Signet Bank Notes                                                    9.63  06/01/99                3,250,000             3,588,910
USAT Holdings Inc. 144A Notes**                                      9.05  05/15/98               10,000,000             9,850,000
Valley National Corp. Notes                                          9.88  03/01/16                2,009,000             2,116,100
                                                                                                               --------------------
                                                                                                                $       58,605,736
                                                                                                               --------------------


Collateralized Mortgage Obligations - 0.2%
-------------------------------------------------------------
FHLMC 1752 Z                                                         8.00  09/15/24                4,065,679    $        4,045,351
FNMA P/O Trust 108                                                   0.00  03/25/20                1,151,295               906,285
Mid-State Trust II A3                                                9.35  04/01/98                  500,000               519,531
Veterans Affairs 1992-1 Cl D                                         7.75  12/15/14                   50,000                51,250
                                                                                                               --------------------
                                                                                                                $        5,522,417
                                                                                                               --------------------

Federal Agency Bonds - 0.0%
-------------------------------------------------------------
Federal Farm Credit Bank                                             6.60  08/28/98                  100,000    $          102,982
                                                                                                               --------------------


                                       6


                            Portfolio of Investments
                                  (continued)

                                                                                                 Par                  Value
Security                                                        Rate       Maturity              Value              (Note 1A)
-------------------------------------------------------------  -------- ----------------  -------------------  --------------------

Finance Bonds - 9.6%
-------------------------------------------------------------
Avalon Prop Reit Notes                                               7.38  09/15/02                  175,000    $          180,509
Bear Stearns Notes                                                   6.75  08/15/00                  400,000               411,356
Chartwell Re Sr Nts Nc'99/103.84                                    10.25  03/01/04                4,705,000             4,952,013
Duke Realty Reit Notes                                               7.38  09/22/05                  150,000               154,700
Equitable Co. Notes                                                  6.95  12/01/05               10,475,000            10,553,563
Fairfax Financial Holdings Ltd Notes                                 7.75  12/15/03                6,000,000             6,306,000
Fairfax Financial Holdings Ltd Notes                                 8.25  10/01/15                5,200,000             5,569,668
Goldman Sachs Inc. 144A Notes**                                      6.38  06/15/00               11,850,000            11,989,712
Goldman Sachs Inc. 144A Notes**                                      6.20  12/15/00               16,725,000            16,823,009
Goldman Sachs Inc. 144A Notes**                                      6.20  02/15/01               15,000,000            15,075,000
Liberty Mutual Insurance Co. Inc. 144A Notes**                       8.50  05/15/25                1,900,000             2,114,624
Liberty Mutual Insurance Co. Inc. 144A Notes**                       8.20  05/04/07               25,325,000            28,082,133
Merrill Lynch Notes                                                  6.70  08/01/00                  500,000               515,535
Merry Land Co. Reit Notes                                            7.25  10/01/02                  150,000               156,375
Minnesota Mutual Insurance Co. 144A Notes**                          8.25  09/15/25               13,325,000            14,524,250
New England Mutual Life Insurance Co. 144A Notes**                   7.88  02/15/24               14,650,000            15,199,375
Penncorp Financial Group Notes                                       9.25  12/15/03               10,150,000            10,302,250
Reliance Group Holdings Corp. Notes                                  9.00  11/15/00               17,275,000            17,771,656
Salomon Inc. Notes                                                   6.70  12/01/98                5,850,000             5,877,203
Salomon Inc. Notes                                                   6.82  07/26/99                8,625,000             8,755,583
Salomon Inc. Notes                                                   7.00  01/20/98                2,290,000             2,317,366
Salomon Inc. Notes                                                   7.13  08/01/99                1,600,000             1,614,576
Shopping Center Reit 144A Notes**                                    6.75  01/15/04               10,000,000             9,975,000
Smith Barney Notes                                                   6.50  10/15/02                   50,000                50,870
Smith Barney Notes                                                   6.63  06/01/00                  300,000               308,169
Spieker Property Notes                                               6.65  12/15/00                  150,000               150,278
Taubman Reit Group Notes                                             8.00  06/15/99                9,900,000            10,259,073
TIG Holdings Inc. Notes                                              8.13  04/15/05                   50,000                54,805
United Co. Financial Notes                                           7.00  07/15/98                5,050,000             5,138,375
United Co. Financial Notes                                           9.35  11/01/99               11,175,000            12,278,196
USF & G Corp. Notes                                                  7.00  05/15/98                   50,000                51,115
Wellsford Reit Notes                                                 7.75  08/15/05                  300,000               315,735
                                                                                                               --------------------
                                                                                                                $      217,828,072
                                                                                                               --------------------

Industrial Bonds - 14.4%
-------------------------------------------------------------
ADT Operations Notes                                                 8.25  08/01/00                8,285,000    $        8,813,252
Clark Oil Co. Notes                                                 10.50  12/01/01                9,250,000             9,824,055
Continental Cable Co. Notes                                          8.30  05/15/06                7,000,000             7,026,250
Continental Cable Co. Notes                                          8.88  09/15/05                5,610,000             5,876,475
Continental Cable Co. Notes                                          8.63  08/15/03                7,000,000             7,280,000
Doman Industries Notes                                               8.75  03/15/04               12,300,000            11,777,250
Domtar Inc. Notes                                                   12.00  04/15/01                9,500,000            11,233,750
Enterprise Corp. 144A Notes**                                        7.88  03/15/98               16,775,000            17,449,691



                                       7


                            Portfolio of Investments
                                  (continued)

                                                                                                    Par                  Value
       Security                                                        Rate       Maturity          Value              (Note 1A)
       -------------------------------------------------------------  -------- ----------------  -------------  --------------------

       Industrial Bonds (continued)
       -------------------------------------------------------------
       Exide Corp. Notes                                                   10.75  12/15/02         11,750,000            12,748,750
       Georgia Pacific Corp. Notes                                          9.95  06/15/02          4,275,000             5,092,209
       Healthsouth Corp. Notes                                              9.50  04/01/01         11,875,000            12,825,000
       Hertz Corp. Notes                                                    6.70  06/15/02            100,000               102,857
       Hertz Corp. Notes                                                    7.00  04/15/01             35,000                36,579
       Inland Steel Co. Notes                                              12.00  12/01/98          3,000,000             3,310,350
       Inland Steel Co. Notes                                              12.75  12/15/02          5,150,000             5,793,750
       ITT Destinations Notes                                               6.75  11/15/05            250,000               255,020
       Koppers Industries Inc. Notes                                        8.50  02/01/04          7,475,000             7,306,813
       Malette Inc. Notes                                                  12.25  07/15/04          7,050,000             7,896,000
       Methanex Notes                                                       7.75  08/15/05         18,435,000            19,554,926
       News America Holdings Corp. Notes                                    7.70  10/30/25         10,500,000            10,737,195
       News America Holdings Corp. Notes                                    8.88  04/26/23          2,400,000             2,775,072
       News America Holdings Corp. Notes                                    9.50  07/15/24          4,250,000             5,216,238
       News America Holdings Corp. Notes                                   12.00  12/15/01             70,000                77,905
       Owens Illinois Corp. Notes                                          11.00  12/01/03         16,385,000            18,515,050
       Purity Supreme Notes                                                11.75  08/01/99             75,000                82,125
       R. P. Scherer Corp. Notes                                            6.75  02/01/04             50,000                50,075
       Ralcorp Holdings Notes                                               8.75  09/15/04            275,000               308,300
       Schuller International Group Inc. Notes                             10.88  12/15/04          9,700,000            10,888,250
       Southland Corp. Notes                                                5.00  12/15/03         15,000,000            12,487,500
       Tenet Healthcare Corp. Notes                                         8.63  12/01/03         17,225,000            18,086,250
       Time Warner Inc. Notes                                               9.13  01/15/13         32,880,000            37,054,116
       Time Warner Inc. Notes                                               9.15  02/01/23          7,345,000             8,329,524
       Viacom Inc. Notes                                                    6.75  01/15/03          7,200,000             7,261,848
       Viacom Inc. Notes                                                    7.63  01/15/16          5,525,000             5,550,249
       Viacom Inc. Notes                                                    7.75  06/01/05         22,855,000            24,271,324
       Westpoint Stevens Notes                                              8.75  12/15/01          9,800,000             9,861,250
                                                                                                                --------------------
                                                                                                                 $       325,755,248
                                                                                                                --------------------



       Non-Dollar Bonds - 8.4%***
       -------------------------------------------------------------
AUD    Govt. of Australia Notes                                             7.50  07/15/05          2,200,000    $        1,559,829
AUD    New South Wales Treasury Notes                                       0.00  09/03/10          6,130,000             1,330,411
AUD    Govt. of  South Australia Notes                                      0.00  12/21/15         11,500,000             1,528,436
AUD    State Elecectric Commission of  Victoria Notes                       0.00  01/11/06          3,250,000             1,007,480
AUD    Victoria Public Health Authority Notes                               0.00  08/31/11          5,500,000             1,057,691
BEF    Govt. of Belgian Notes                                               6.50  03/31/05         68,000,000             2,272,807
CAD    Govt. of Canada General  Residual Strips                             0.00  12/01/98          7,000,000             4,291,795
CAD    Govt. of Canada Notes                                                7.75  09/01/99          1,200,000               918,857
CAD    Govt. of Canada Notes                                                8.50  03/01/00          2,800,000             2,202,051
CAD    Govt. of Canada Notes                                                8.50  04/01/02          1,200,000               957,099
DEM    Baden Wurttemberg Notes                                              6.20  11/22/13          3,000,000             2,093,048



                                       8


                            Portfolio of Investments
                                  (continued)

                                                                                                        Par                Value
       Security                                                        Rate       Maturity              Value            (Note 1A)
       -------------------------------------------------------------  -------- ----------------  -------------------  --------------

       Non-Dollar Bonds (continued)
       -------------------------------------------------------------
DEM    Deutschland Republic Notes                                           6.00  06/20/16                1,500,000         962,213
DEM    Deutschland Republic Notes                                           6.25  01/04/24                7,025,000       4,557,206
DEM    Deutschland Republic Notes                                           6.75  07/15/04                1,000,000         731,315
DEM    Deutschland Republic Notes                                           6.88  05/12/05                1,500,000       1,105,741
DEM    General Electric Notes                                               6.75  04/25/00                2,255,000       1,675,934
DEM    IBRD Global Notes                                                    7.13  04/12/05                1,150,000         850,696
DEM    KFW International Notes                                              6.75  06/20/05                1,000,000         717,808
DKK    LKB Bad-Wur Notes                                                    6.50  09/15/08                5,050,000       3,557,210
DKK    Denmark BRF Byggeriets                                               8.00  10/01/26                3,945,000         686,916
DKK    Denmark Kreditforeningen                                            10.00  10/01/07                2,987,000         570,469
DKK    Denmark Nykredit                                                     7.00  10/01/26               71,068,000      11,486,770
DKK    Denmark Nykredit                                                     8.00  10/01/26               29,857,000       5,198,799
DKK    Denmark Nykredit                                                     9.00  10/01/26                3,288,000         600,591
DKK    Denmark Nykredit                                                    10.00  10/01/10                  944,000         180,289
DKK    Denmark Realkredit                                                  10.00  10/01/26               27,859,000       5,123,817
DKK    Denmark Realkredit                                                   7.00  10/01/26                3,156,000         510,106
ESP    Denmark Realkredit                                                   8.00  10/01/26                6,397,000       1,113,867
ESP    Andalucia Notes                                                     11.10  12/02/05              690,000,000       5,963,380
ESP    Castilla Junta Notes                                                 8.30  11/29/01               85,000,000         678,646
ESP    Kingdom of Spain Notes                                               7.40  07/30/99              265,000,000       2,057,509
ESP    Kingdom of Spain Notes                                              10.00  02/28/05            1,091,650,000       9,089,763
ESP    Kingdom of Spain Notes                                              11.30  01/15/02              218,000,000       1,927,257
FIM    Kingdom of Spain Notes                                              12.25  03/25/00              299,300,000       2,698,098
FRF    Govt. of Finland Notes                                               9.50  03/15/04                6,000,000       1,569,049
FRF    French Oat Notes                                                     7.75  10/25/05                4,800,000       1,053,017
FRF    French Oat Strips                                                    0.00  10/25/98               11,700,000       2,053,168
FRF    French Oat Strips                                                    0.00  04/25/99               12,200,000       2,073,590
FRF    Republic of France Btans                                             7.00  11/12/99               20,500,000       4,370,061
GBP    Mexican Par Notes                                                    6.63  12/31/19              101,000,000      11,345,135
GBP    Elf Enterprise Notes                                                 8.75  06/27/06                1,200,000       1,847,837
GBP    Hanson Trust Notes                                                  10.00  04/18/06                1,500,000       2,589,857
GBP    Royal Bank Of Scotland Notes                                         9.63  06/22/15                  620,000       1,011,306
GBP    Salomon Inc. Notes                                                   7.75  01/10/04                1,400,000       1,939,316
GBP    Smithkline Beecham Notes                                             8.13  11/25/98                1,500,000       2,397,114
GBP    U.K. Gilt Notes                                                      6.00  08/10/99                  612,000         929,044
GBP    U.K. Gilt Notes                                                      8.75  08/25/17                1,800,000       3,088,552
GBP    U.K. Gilt Notes                                                      9.00  03/03/00                1,310,000       2,193,792
GBP    U.K. Gilt Notes                                                      9.50  01/15/99                3,200,000       5,360,432
ITL    U.K. Gilt Treasury Notes                                             6.75  11/26/04                1,000,000       1,484,628
ITL    Bank Nederlandse Notes                                              10.50  06/18/03            1,300,000,000         795,463
ITL    Govt. of Italy Btps                                                  8.50  01/01/99            7,400,000,000       4,475,816
ITL    Govt. of Italy Btps                                                  8.50  04/01/99            3,175,000,000       1,909,191
NOK    Govt. of Italy Btps                                                  9.50  01/01/05            2,000,000,000       1,178,980
NOK    Govt. of Norway Notes                                                9.00  01/31/99               20,500,000       3,551,596



                                       9


                            Portfolio of Investments
                                  (continued)

                                                                                             Par                  Value
       Security                                             Rate       Maturity              Value              (Note 1A)
       ------------------------------------------------  ---------- ----------------  -------------------  --------------------

       Non-Dollar Bonds (continued)
       ---------------------------------------------------
NOK    Sparebanken Notes                                      12.75  10/26/02               12,500,000             2,168,959
NOK    Uni Storebrand Notes                                   11.15  01/15/02               13,500,000             2,505,993
NOK    Vesta Forsikring Notes                                  9.50  08/25/00                2,000,000               342,239
NOK    Vital Forsikring Notes                                  7.85  09/22/03               11,500,000             1,820,963
NZD    Fletcher Challenge Notes                               10.00  04/30/05                1,500,000             1,045,361
NZD    Fletcher Challenge Notes                               11.25  12/15/02                3,100,000             2,265,483
NZD    Govt. of New Zealand Property Service Notes             7.25  03/15/99                4,850,000             3,062,350
NZD    Govt. of New Zealand  Notes                             8.00  07/15/98                3,700,000             2,427,456
SEK    Fulmar Mtge #1                                          7.65  11/01/00                8,514,080             1,264,464
SEK    Govt. of Sweden Notes                                  10.25  05/05/03               15,500,000             2,567,020
SEK    Govt. of Sweden Notes                                  10.25  05/05/00               61,500,000             9,925,505
THB    Thai Investment Co. Bills of Exchange                   0.00 10/28/1996- 10/31/96    85,000,000             3,082,982
ECU    Republic of France Oat                                  6.75  04/25/02                3,075,000             3,963,625
ECU    Republic of France Oat                                  7.50  04/25/05                9,050,000            11,939,522
ECU    Republic of France Oat                                  8.25  04/25/22                2,600,000             3,539,502
                                                                                                         --------------------
                                                                                                          $      190,402,272
                                                                                                         --------------------

       Original Issue Discount - 1.2%
       ---------------------------------------------------
       U. S. Treasury Principal Strips                         0.00  11/15/99                3,475,000    $        2,832,542
       U. S. Treasury Principal Strips                         0.00  11/15/18                1,100,000               267,179
       U. S. Treasury Principal Strips                         0.00  11/15/21              109,775,000            22,368,852
       U. S. Treasury Strips                                   0.00  08/15/15                4,965,000             1,487,166
                                                                                                         --------------------
                                                                                                          $       26,955,739
                                                                                                         --------------------

       Pass Thru Securities - 34.9%
       ---------------------------------------------------
       FDIC Trust 94- C1II-C                                   8.45  09/25/25                  250,000    $          268,516
       FNMA                                                    7.011/01/23-12/01/25        290,302,452           292,659,706
       FNMA                                                    7.509/01/22-11/01/25        118,465,022           121,403,719
       FNMA                                                    8.008/01/24-10/01/25            893,374               925,197
       GNMA*, +                                                7.004/15/22-01/15/26        170,670,161           172,716,754
       GNMA                                                    7.512/15/21-10/15/25         86,934,869            89,492,395
       GNMA                                                    9.003/15/18-11/15/25         50,789,798            53,995,622
       Lehman Brothers Commercial Conduit Mortgage Trust       7.05  09/25/25                1,930,000             1,904,669
       Resolution Trust Corp. 92-M2 A4                         8.47  03/25/20                   63,893                63,813
       Resolution Trust Corp. 92-M4 A1                         8.00  09/25/21                2,992,482             3,043,915
       Resolution Trust Corp. 94-1 M2                          7.75  09/25/29                3,911,161             3,946,606
       Resolution Trust Corp. 94-C2 D A1                       8.00  06/25/26                7,975,192             8,137,188
       Resolution Trust Corp. 94-C2 D                          8.00  04/25/25                4,877,014             4,979,127
       Resolution Trust Corp. 94-C2 E A1                       8.00  04/25/25                5,697,527             5,434,016
       Resolution Trust Corp. 95 Cl E                          6.90  02/25/27               14,146,071            11,628,513
       Resolution Trust Corp. 95-2B1                           7.45  09/15/25                2,747,495             2,780,121
       SKW Ltd Partnership 144A Cl D**                         9.30  04/15/05                7,942,000             7,976,746
       Structured Asset Security Corp. 94-Cl D                 6.87  08/25/26               10,000,000             9,512,500
                                                                                                         --------------------
                                                                                                           $     790,869,123
                                                                                                         --------------------


                                       10


                            Portfolio of Investments
                                  (continued)

                                                                                                  Par                  Value
 Security                                                        Rate       Maturity              Value              (Note 1A)
 -------------------------------------------------------------  -------- ----------------  -------------------  --------------------

 Public Utility Bonds - 0.4%
 -------------------------------------------------------------
 Systems Energy Resources Corp. Notes                                 7.38  10/01/00                  350,000    $          351,323
 Systems Energy Resources Corp. Notes                                10.50  09/01/96                9,050,000             9,312,269
                                                                                                                --------------------
                                                                                                                 $        9,663,592
                                                                                                                --------------------

 U.S. Treasury Bonds - 18.1%
 -------------------------------------------------------------
 U.S. Treasury Bonds                                                  7.25  05/15/16               58,945,000    $       67,307,527
 U.S. Treasury Bonds                                                  7.50  11/15/16                3,825,000             4,484,813
 U.S. Treasury Bonds                                                  7.88  02/15/21               11,165,000            13,748,693
 U.S. Treasury Bonds                                                  8.13  08/15/19               14,200,000            17,854,228
 U.S. Treasury Notes                                                  5.13  11/30/98               22,275,000            22,201,938
 U.S. Treasury Notes                                                  5.25  07/31/98               45,715,000            45,729,172
 U.S. Treasury Notes                                                  6.25  01/31/97                  700,000               707,217
 U.S. Treasury Notes                                                  6.38  01/15/00               62,410,000            64,799,055
 U.S. Treasury Notes                                                  6.50  05/15/97                4,455,000             4,529,488
 U.S. Treasury Notes                                                  6.75  06/30/99               19,775,000            20,677,136
 U.S. Treasury Notes                                                  6.88  07/31/99               41,320,000            43,386,000
 U.S. Treasury Notes                                                  6.88  08/31/99               42,125,000            44,270,848
 U.S. Treasury Notes                                                  7.13  02/29/00               20,000,000            21,290,600
 U.S. Treasury Notes +                                                7.50  12/31/96               34,325,000            35,075,688
 U.S. Treasury Notes                                                  7.50  11/15/01                3,325,000             3,662,188
                                                                                                                --------------------
                                                                                                                 $      409,724,591
                                                                                                                --------------------

 Variable Interest Bonds - 0.5%****
 -------------------------------------------------------------
 Ford Motor Credit Corp. Notes                                        4.82  07/12/96                6,550,000    $        6,500,875
 Salomon Inc. Notes                                                   5.77  04/05/99                4,300,000             4,085,000
                                                                                                                --------------------
                                                                                                                 $       10,585,875
                                                                                                                --------------------

 Yankee Bonds - 3.0%
 -------------------------------------------------------------
 Banponce Notes                                                       6.75  12/15/05                  175,000    $          177,205
 Brascan Ltd Notes                                                    7.38  10/01/02                9,350,000             9,671,266
 Cott Corporation Notes                                               9.38  07/01/05                7,975,000             7,992,146
 London Insurance Group Notes                                         6.88  09/15/05                  150,000               154,500
 Novacor Chemical Ltd 144A **                                         6.50  09/22/00                  525,000               532,959
 Province Of Quebec Notes                                             7.50  07/15/23               15,580,000            16,332,826
 Republic Of Colombia Notes                                           7.25  02/23/04                5,275,000             5,059,991
 St Georges Bank 144A**                                               7.15  10/15/05               19,200,000            19,873,152
 Tembec Inc. Notes                                                    9.88  09/30/05                9,325,000             9,255,063
                                                                                                                --------------------
                                                                                                                 $       69,049,108
                                                                                                                --------------------

 Total Bonds                                                                                                        $ 2,196,648,999
                                                                                                                --------------------
 (identified cost, $2,109,052,593)

                            Portfolio of Investments
                                  (continued)

                                                                                                                      Value
Security                                                                                        Shares              (Note 1A)
-------------------------------------------------------------                             -------------------  --------------------


Preferred Stock -1.2%
-------------------------------------------------------------

Perpetual/Sinking Fund Preferred Stock - 1.0%
-------------------------------------------------------------
Australia & New Zealand Bank                                                                         360,300    $        9,818,175
Bank United Texas A                                                                                  148,380             3,932,070
Credit Lyonnais 144A**                                                                               242,000             6,050,000
First Nationwide                                                                                       8,400               943,950
Public Service Co. of New Hampshire                                                                   73,220             1,885,415
                                                                                                               --------------------
                                                                                                                $       22,629,610
                                                                                                               --------------------

Variable Rate Preferred Stock - 0.2%
-------------------------------------------------------------
Newscorp Overseas  Ltd. Ser B                                                                        232,000    $        5,133,000
                                                                                                               --------------------


Total Preferred Stock                                                                                           $       27,762,610
                                                                                                               -------------------
(identified cost $27,297,689)


Purchased  Options - 0.1%                                                                   Principal Amount
-------------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                  of Contracts
-------------------------------------------------------------                             -------------------
Put Belgian Govt.  7.00%  Str 104.68, 4/2/96                                                     245,000,000    $           15,680
Put CHF/SEK Call Str 5.84 10/30/96                                                                 3,450,000                63,352
Call Japanese Govt.  3.60%  Str 106.057, 2/1/96                                                  360,000,000                 1,080
JPY Put/ESB Call Str 1.20 10/30/96                                                               375,000,000                79,125
JPY Put/ITL Call Str 15.67 10/30/96                                                              375,000,000               105,375
JPY Put/ITL Call Str 15.70 12/12/96                                                              479,550,000               108,378
Call German Govt. 6.8750%  Str 105.19, 3/19/96                                                     2,936,000                19,818
DEM Put/USD Call Str 1.4450, 2/28/96                                                               5,700,000                86,184
Put Danish Govt.  7.00%  Str 96.50, 1/11/96                                                       45,800,000                 4,122
Put France Govt.  7.75%  Str 105.0500, 2/27/96                                                    27,340,000                21,735
Call United States Govt. 7.625%  Str 122.0937 2/23/96                                                185,250             1,319,906
Call United States Govt. 6.50% Str 108.3437                                                          368,000               442,750
Call German Govt. 7.375%   Str 105.91 3/15/96                                                      8,600,000               201,687
                                                                                                               --------------------

Total Options (premiums paid $1,978,917)                                                                        $        2,469,192
                                                                                                               --------------------


Short Term Obligations - 2.8%
-------------------------------------------------------------


Federal Agency Discount Bonds - 2.4%
-------------------------------------------------------------
Federal Home Loan Mortgage Corp., due 1/11/96                                                      1,000,000    $          996,826
Federal Home Loan Mortgage Corp., due 1/16/96                                                     53,700,000            53,414,702
                                                                                                               --------------------
                                                                                                                $       54,411,528



                                       12


                            Portfolio of Investments
                                  (continued)


                                                                                                 Par                  Value
Security                                                                                         Value              (Note 1A)
-------------------------------------------------------------                             -------------------  --------------------

Repurchase Agreements - 0.1%
-------------------------------------------------------------
Prudential Bache repurchase agreement dated 12/29/95,
5.39% due 1/2/96 to pay $2,173,535 (Collateralized by Federal Home
Loan Mtg. Corp. 6.958%, due 1/1/20, market value $1,107,809 and Federal
National Mtg. Assn. 9%, due 9/1/22, market value $1,108,204), at cost.                             2,172,559    $        2,172,559
                                                                                                               --------------------


U.S, Treasury Bills - 0.3%
-------------------------------------------------------------
U.S. Treasury Bills, due 2/15/96                                                                   7,360,000    $        7,317,533
                                                                                                               --------------------


Total Short Term Obligations                                                                                    $       63,901,620
                                                                                                               --------------------
(identified cost $63,851,029)

Total Investments - 101%                                                                                           $ 2,290,782,421
                                                                                                               --------------------
(identified cost $2,202,180,228)


Written Options - (0.0%)                                                                    Principal Amount
-------------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                  of Contracts
-------------------------------------------------------------                             -------------------
Put German Govt.  6.1250%  Str 103.12, 4/2/96                                                    (11,600,000)   $          (11,298)
Put German Govt. 6.50%  Str 101.23, 2/27/96                                                       (7,990,000)              (21,126)
Put German Govt.  6.50%  Str 101.43, 1/11/96                                                     (11,800,000)               (1,640)
Call German Govt. 7.375% Str 105.91, 3/15/96                                                      (8,800,000)             (204,078)
DEM Put/USD Call Str 1.50, 2/28/96                                                                (5,700,000)              (26,904)
ESB Put/JPY Call Str 1.40, 10/30/96                                                             (375,000,000)              (28,875)
ITL Put/JPY Call Str 19.50, 10/30/96                                                            (375,000,000)              (28,125)
SEK Put/CHF Call Str 6.50, 10/30/96                                                               (3,450,000)              (31,078)
USD Put/DEM Call Str 1.38, 2/28/96                                                                (5,700,000)              (38,304)
Call United States Govt. 6.50% Str 108.3437, 3/1/96                                              (36,800,000)             (175,375)
Call United States Govt. 7.625% 2 Str 122.09375, 2/23/96                                         (37,050,000)             (665,742)
Put United States Govt. 6.50%  Str 102.34375, 3/1/96                                             (36,800,000)              (48,875)
                                                                                                               --------------------

Total Written Options (premiums received $1,193,967)                                                            $       (1,281,420)
                                                                                                               --------------------

Other assets, less liabilities - (1.0%)                                                                          $     (22,394,114)
                                                                                                               --------------------

Net Assets - 100%                                                                                                  $ 2,267,106,887
                                                                                                               ====================


                            Portfolio of Investments
                                  (continued)

       The following abbreviations are used in this portfolio:
       AFC - Alliance Funding Corp.
       BEF - Belgian Franc
       CHF- Swiss Franc
       CSFB- C.S. First Boston
       ESP- Spanish Peseta
       FHLMC- Federal Home Loan Mortgage Corporation
       FNMA- Federal National Mortgage Association
       GNMA - Government National Mortgage Association
       ITL- Italian Lira
       JPY- Japanese Yen
       OAT-  France Government Bonds
       OSCC- Old Stone Credit Corp.
       SEK- Swedish Krona
       STR- Strike price of an option
       TMS- The Money Store
       UCFC- United Companies Funding Corp.
       USAT- United Savers of Texas
       USD- U.S. Dollar
       USF&G- United States Fidelity & Guarantee
       UST- United States Treasury

*     This security is identified as a when issued security in note (7)
**    This security is restricted but eligible for resale under 144A




****  Interest rate is rate in effect at December 31, 1995
+     Denotes all or part security pledged as a margin deposit (see note (6))


                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

                       Statement of Assets and Liabilities
                                December 31, 1995

Assets
    Investments, at value (Note 1A) (identified cost, $2,202,180,228)                             $2,290,782,421
    Foreign currency, at value (cost, $65,747)                                                            65,821
    Receivable for investments sold                                                                    4,814,405
    Receivable for Fund shares sold                                                                   36,548,656
    Interest and dividends receivable                                                                 34,008,835
    Unrealized appreciation on forward foreign currency exchange contracts (Note 6)                    2,564,601
    Other assets                                                                                          13,430
                                                                                                 ----------------

       Total assets                                                                               $2,368,798,169

Liabilities
    Distribution  payable                                                            $16,018,186
    Payable for investments purchased                                                22,342,378
    Payable for delayed delivery transactions (Note 7)                               53,490,234
    Payable for Fund shares redeemed                                                  5,862,641
    Written options outstanding, at value  (Note 6) (premiums received, $1,193,967)   1,281,420
    Payable for premiums on purchased options                                            11,578
    Unrealized depreciation on forward foreign currency exchange contracts (Note 6)   1,936,709
    Payable for daily variation margin on financial futures contracts (Note 6)            4,710
    Accrued investment advisory fee (Note 2)                                            561,697
    Accrued trustee fees (Note 2)                                                        22,194
    Accrued expenses and other liabilities                                              159,535
                                                                                ----------------

       Total liabilities                                                                            $101,691,282
                                                                                                 ----------------

Net Assets                                                                                        $2,267,106,887
                                                                                                 ================

Net assets consist of
    Paid-in capital                                                                               $2,189,898,702
    Undistributed net investment income (loss)                                                         3,798,973
    Accumulated undistributed net realized gain (loss)                                               (15,716,937)
    Net unrealized appreciation (depreciation)                                                        89,126,149
                                                                                                 ----------------

       Total                                                                                      $2,267,106,887
                                                                                                 ================

Shares of beneficial interest outstanding                                                            108,347,706
                                                                                                 ----------------

Net asset value, offering price, and redemption price per share
    (Net assets/Shares outstanding)                                                                       $20.92
                                                                                                 ================




                                       15


                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

                             Statement of Operations
                                December 31, 1995

Investment income
    Interest income (Net of foreign withholding taxes of $68,811)                                  $150,691,965
    Dividend income                                                                                   2,549,708
                                                                                                ----------------
       Total income                                                                                $153,241,673

Expenses
    Investment advisory fee (Note 2)                                              $6,321,967
    Trustees fees                                                                     79,216
    Accounting, custody, and transfer agent fees                                     670,545
    Registration costs                                                               123,385
    Audit services                                                                    54,363
    Legal services                                                                    19,870
    Insurance expense                                                                 46,477
    Miscellaneous                                                                     88,939
                                                                                -------------

       Total expenses                                                                                 7,404,762
                                                                                                ----------------

         Net investment income                                                                     $145,836,911
                                                                                                ----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
       Investment securities                                                     $25,147,636
       Written options                                                               801,588
       Financial futures                                                          (1,558,779)
       Interest rate swap contracts                                                 (881,527)
       Foreign currency and forward currency exchange contracts                       16,405
                                                                                -------------

         Net realized gain (loss)                                                                   $23,525,323

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                    $165,791,006
       Written options                                                              (272,232)
       Financial futures                                                             (71,677)
       Interest rate swap contracts                                                1,075,377
       Translation of assets and liabilities in foreign currencies
         and foreign exchange contracts                                              102,404
                                                                                ---------------

         Change in net unrealized appreciation (depreciation)                                       166,624,878
                                                                                                ----------------

         Net gain (loss)                                                                           $190,150,201
                                                                                                ----------------

         Net increase (decrease) in net assets from operations                                     $335,987,112
                                                                                                ================

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

                       Statement of Changes in Net Assets


                                                                                      Year Ended December 31,
                                                                                -----------------------------------
                                                                                     1995               1994
                                                                                ----------------   ----------------
Increase (decrease) in Net Assets

    From operations
       Net investment income                                                       $145,836,911       $105,488,496
       Net realized gain (loss)                                                      23,525,323        (59,903,085)
       Change in net unrealized appreciation (depreciation)                         166,624,878       (111,698,211)
                                                                                ----------------   ----------------

            Net increase (decrease) in net assets from operations                  $335,987,112       ($66,112,800)
                                                                                ----------------   ----------------

    Distributions to shareholders
       From net investment income                                                 ($142,241,343)      ($82,397,485)
       From realized capital gains                                                     -                (2,788,221)
       Tax return of capital                                                           -               (12,694,123)
                                                                                ----------------   ----------------

         Total distributions to shareholders                                      ($142,241,343)      ($97,879,829)
                                                                                ----------------   ----------------

    Fund share (principal) transactions (Note 4)
    Net proceeds from sale of shares                                               $569,023,301       $597,161,561
    Net asset value of shares issued to shareholders in
       payment of distributions declared                                            100,609,209         64,335,980
    Cost of shares redeemed                                                        (239,204,674)      (161,670,957)
                                                                                ----------------   ----------------

       Increase (decrease) in net assets from Fund share transactions              $430,427,836       $499,826,584
                                                                                ----------------   ----------------

         Net increase (decrease) in net assets                                     $624,173,605       $335,833,955

    Net assets:

       At beginning of period                                                     1,642,933,282      1,307,099,327
                                                                                ----------------   ----------------

       At end of period (including undistributed net investment income of
         $3,798,973 and $0 at  December 31, 1995 and 1994, respectively.)        $2,267,106,887     $1,642,933,282
                                                                                ================   ================

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

                              Financial Highlights

                                                                                Year Ended December 31,
                                                       -------------------------------------------------------------------
                                                       1995              1994           1993      1992*        1991*
                                                       -------------------------------------------------------------------

    Net asset value - beginning of period                   $18.91        $21.25         $20.55       $20.96       $19.56
                                                       ------------  ------------   ------------   ----------   ----------

Income from investment operations:
    Net investment income                                    $1.35         $1.25          $1.50        $1.59        $1.68
    Net realized and unrealized gain (loss)                   2.08         (2.29)          1.45        (0.18)        1.66
                                                       ------------  ------------   ------------   ----------   ----------

Total from investment operations                             $3.43        ($1.04)         $2.95        $1.41        $3.34
                                                       ------------  ------------   ------------   ----------   ----------

Less distributions declared to shareholders
    From net investment income                              ($1.42)       ($1.10)        ($1.51)      ($1.52)      ($1.49)
    In excess of net investment income                         -             -            (0.04)         -            -
    From realized gain                                         -           (0.04)         (0.70)       (0.30)       (0.45)
    Tax return of capital                                      -           (0.16)           -            -            -
                                                       ------------  ------------   ------------   ----------   ----------

       Total distributions declared to shareholders         ($1.42)       ($1.30)        ($2.25)      ($1.82)      ($1.94)
                                                       ------------  ------------   ------------   ----------   ----------

       Net asset value - end of period                      $20.92        $18.91         $21.25       $20.55       $20.96
                                                       ============  ============   ============   ==========   ==========

Total return                                                 18.54%        (4.86)%        14.64%        6.88%       17.65%

Ratios (to average net assets)/Supplemental Data
    Expenses                                                  0.38%         0.38%          0.40%        0.41%        0.46%
    Net investment income                                     7.80%         7.25%          7.07%        7.61%        8.28%

Portfolio turnover                                             132%          122%           150%         217%         176%

Net assets at end of period (000 omitted)               $2,267,107    $1,642,933     $1,307,099     $919,909     $631,457


  * Audited by other auditors.

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

                          Notes to Financial Statements

(1)     Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund (Fund) is a separate diversified investment series of the Trust.

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.  Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.  Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.  Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     D.  Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         At December 31, 1995, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $14,954,615 which expire on December 31, 2002.

     E.  Foreign currency transactions--
         Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

         Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F.  Distribution to shareholders--
         Distributions to shareholders are recorded on the ex-dividend date.

         Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital.

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.4% of the Fund's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. The Fund pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Fund from the investment adviser. Certain of the trustees and officers of the Trust are partners or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Purchases   and  proceeds   from  sales  of   investments,   short-term
         obligations, were as follows:

                                                     Purchases           Sales
                                                  ----------------  ----------------

U.S. Government securities                         $2,013,746,084    $1,689,388,547
                                                  ================   ===============

Investments (non-U.S. government securities)         $917,960,250      $873,409,479
                                                  ================   ===============


(4)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              Year Ended December 31,
                                                                       ----------------------------------

                                                                                  1995        1994
                                                                       ----------------  ----------------

Shares sold                                                                 28,240,659        30,193,812
Shares issued in payment of distributions declared                           4,933,561         3,330,643
Shares reacquired                                                          (11,707,017)       (8,161,348)
                                                                       ----------------  ----------------
    Net increase                                                            21,467,203        25,363,107
                                                                       ================  ================


(5)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:


Aggregate cost                                               $2,202,560,784
                                                            ================

Gross unrealized appreciation                                   $93,652,301
Gross unrealized depreciation                                    (5,430,664)
                                                             ---------------
    Net unrealized appreciation                                 $88,221,637
                                                             ===============

(6).....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial insturments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund uses options to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains.

         Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1995 is as follows:

                 Written Put Option Transactions

                                                                    Number of
                                                                    Contracts          Premiums
                                                                 ----------------   ----------------

Outstanding, beginning of period                                               8           $242,421
    Options written                                                           31          2,169,829
    Options exercised                                                          0                  0
    Options expired                                                          (18)        (1,174,059)
    Options closed                                                           (16)        (1,196,436)
                                                                 ----------------   ----------------

Outstanding, end of period                                                     5            $41,755
                                                                 ================   ================


                Written Call Option Transactions

                                                                    Number of
                                                                    Contracts          Premiums
                                                                 ----------------   ----------------

Outstanding, beginning of period                                               2           $221,016
    Options written                                                           31          2,693,220
    Options exercised                                                         (2)           (31,782)
    Options expired                                                          (10)          (763,915)
    Options closed                                                           (17)        (1,293,852)
                                                                 ----------------   ----------------

Outstanding, end of period                                                     4           $824,687
                                                                 ================   ================


           Written Cross Currency Option Transactions

                                                                    Number of
                                                                    Contracts          Premiums
                                                                 ----------------   ----------------

Outstanding, beginning of period                                               3           $547,359
    Options written                                                            6            244,852
    Options exercised                                                          0                  0
    Options expired                                                           (2)          (226,889)
    Options closed                                                            (4)          (237,797)
                                                                 ----------------   ----------------

Outstanding, end of period                                                     3           $327,525
                                                                 ================   ================

         Forward currency  exchange  contracts--

         The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

         At December 31, 1995, the Fund held the following forward foreign currency and cross currency exchange contracts:

Forward Foreign Currency Contracts
----------------------------------
                                       Local                                U.S. $          U.S. $          U.S $
                                     Principal          Contract            Market         Aggregate      Unrealized
Contracts to Receive                  Amount           Value Date            Value        Face Amount     Gain / (Loss)
--------------------------------------------------------------------------------------------------------------------
Swiss Franc                             7,090,500        1/12/96            $6,151,143       $6,102,505     $48,638
German Deutsche Mark                   15,971,037   1/17/96 - 3/11/96      $11,138,639      $11,155,434    ($16,795)
Danish Krone                            5,314,000    1/2/96-3/14/96           $956,064         $957,517     ($1,453)
Spanish Peseta                        293,220,445        2/7/96             $2,397,224       $2,378,492     $18,732
Finnish Markka                          1,763,929        1/5/96               $404,905         $416,080    ($11,175)
French Franc                            5,894,383        1/24/96            $1,201,733       $1,203,279     ($1,546)
Great British Pound                     7,644,993    1/4/96 - 2/5/96       $11,852,957      $11,901,872    ($48,915)
Italian Lira                       10,164,940,800        1/12/96            $6,384,131       $6,248,238    $135,893
European Currency Unit                  1,770,743        1/03/96            $2,263,615       $2,266,551     ($2,936)
                                                                         -------------- ----------------  ----------

                                                                           $42,750,411      $42,629,968    $120,443
                                                                         ============== ================  ==========

                                       Local                                U.S. $          U.S. $          U.S $
                                     Principal          Contract            Market         Aggregate      Unrealized
Contracts to Deliver                  Amount           Value Date            Value        Face Amount     Gain / (Loss)
--------------------------------------------------------------------------------------------------------------------
Australian Dollar                       5,951,309   1/3/96 - 2/29/96        $4,408,840       $4,477,648     $68,808
Belgian Franc                          70,271,200        3/12/96            $2,388,518       $2,364,679    ($23,839)
Canadian Dollar                        10,748,673   2/9/96 - 3/25/96        $7,872,480       $7,904,635     $32,155
Swiss Franc                             7,090,500        1/12/96            $6,151,143       $6,248,238     $97,095
German Deutsche Mark                   38,030,646   1/5/96 - 3/11/96       $26,523,531      $26,976,384    $452,853
Danish Krone                          148,556,569   1/2/96 - 3/27/96       $26,739,941      $26,778,702     $38,761
Spanish Peseta                      2,801,991,329   1/19/96 - 3/21/96      $22,895,437      $22,716,970   ($178,467)
Finnish Markka                          8,912,029   1/5/96 - 2/27/96        $2,049,281       $2,109,633     $60,352
French Franc                          106,039,589   1/24/96 - 3/27/96      $21,629,420      $21,367,785   ($261,635)
Great British Pound                    23,221,240   1/3/96 - 3/28/96       $35,993,771      $36,294,928    $301,157
Italian Lira                       23,054,507,650   1/12/96 - 3/7/96       $14,452,199      $14,296,007   ($156,192)
Norwegian Krone                        57,962,678   1/12/96 - 3/29/96       $9,147,962       $9,167,157     $19,195
New Zealand Guilder                     8,701,111   3/7/96 - 3/26/96        $5,645,868       $5,599,333    ($46,535)
Swedish Krona                          95,628,845   1/23/96 - 3/4/96       $14,305,484      $14,343,825     $38,341
European Currency Unit                 14,456,420    2/7/96 - 4/3/96       $18,481,489      $18,581,551    $100,062
                                                                         -------------- ----------------  ----------

                                                                          $218,685,364     $219,227,475    $542,111
                                                                         ============== ================  ==========

Forward Foreign Cross Currency Contracts
----------------------------------------

                                       U.S $                                U.S. $                          U.S $
                                      Market                                Market         Contract       Unrealized
      Contracts to Deliver             Value         In Exchange For         Value        Value Date      Gain / (Loss)
--------------------------------------------------------------------------------------------------------------------
Belgian Franc                         $10,965,738  German Deutsche Mark    $10,916,243  1/9/96 - 3/29/96   ($49,495)
German Deutsche Mark                   $6,739,656  Belgian Franc            $6,833,560      1/9/96          $93,904
French Franc                           $7,544,548  German Deutsche Mark     $7,465,477  2/1/96 - 2/6/96    ($79,071)
                                  ----------------                       --------------                   ----------

                                      $25,249,942                          $25,215,280                     ($34,662)
                                  ================                       ==============                   ==========

         Futures contracts--
         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies.
         At December 31, 1995, the Fund held the following futures contracts.


                                                                  Underlying Face        Unrealized
           Contract                 Position       Expiration     Amount at Value        Gain/(Loss)
---------------------------------------------------------------------------------------------------------

Australian 10 year bond (18 contracts) Short         03/18/96       $2,257,166               ($4,710)


         Interest rate swap contracts:

         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date.

         At December 31, 1995, there were no open interest rate swap contracts.

(7).....Delayed Delivery Transactions:

         The Fund may purchase securities on a when-iussued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

         At December 31, 1995, the Fund had entered into the following delayed delivery transactions.

 Type                 Security               Settlement Date           Amount
--------------------------------------------------------------------------------


 BUY                   GNMA, 7.0%                1/22/96             $53,490,234

                        Report of Independent Accountants


To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund Series: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund Series (the "Fund"), including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, changes in net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period to December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund Series as of December 31, 1995, the results of its operations for the year then ended the changes in net asset for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 13, 1996

April 29, 1996



                        STANDISH GLOBAL FIXED INCOME FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 421-4795

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated April 29, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Global Fixed Income Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Investment Objective and Policies............................2
Investment Restrictions......................................2
Calculation of Performance Data..............................9
Management..................................................10
Redemption of Shares........................................15
Portfolio Transactions......................................16
Determination of Net Asset Value............................16
The Fund and Its Shares.....................................16
The Portfolio and Its Investors.............................17
Additional Information......................................17
Taxation....................................................17
Experts and Financial Statements............................20
Financial Statements........................................21

                        INVESTMENT OBJECTIVE AND POLICIES
     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Global Fixed Income Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fund.
     The Fund's Prospectus describes the investment objective of the Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.

Money Market Instruments and Repurchase Agreements
     Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.
     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.
     Investments in commercial paper will be rated "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, Inc. which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by Standish International Management Company, L.P. (the "Adviser"), the Portfolio's investment adviser, to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.
     A repurchase agreement is an agreement under which the Portfolio acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Portfolio until they are repurchased. The Trustees of the Portfolio Trust will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Portfolio.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Portfolio may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited in order to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."
     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy if the option is exercised, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell if the option is exercised, the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. (To the extent that the Portfolio does not do so, the OTC options are subject to the Portfolio's restriction on illiquid securities.) The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.
     If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.
     The Portfolio may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.
     The Portfolio may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices
     The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures
     The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.
     The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses in such positions. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit, with its custodian for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates.

The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions
     The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.
     The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
     The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.
     The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, the Portfolio may hold a French government bond and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions
     The  Portfolio  may enter into multiple  transactions,  including  multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
     Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic
Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.
     The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.

Eurodollar Contracts
     The Portfolio may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States
     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts
     The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC. The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolio's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligation on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

"When-Issued" and "Delayed Delivery" Securities
     The Portfolio may commit up to 25% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although the Portfolio will only make commitments to purchase
"when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the Adviser.
     Unless the Portfolio has entered into an offsetting agreement to sell the securities, cash, or liquid high-grade debt obligations with a market value equal to the amount of the Portfolio's commitment will be segregated with the custodian bank for the Portfolio. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.
     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.

Portfolio Turnover
     It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Code. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or relevant economic conditions. Portfolio turnover is not expected to exceed 250% on an annual basis.
                             INVESTMENT RESTRICTIONS
     The Fund and the Portfolio have each adopted the following fundamental policies. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.
     As a matter of fundamental policy, the Portfolio (Fund) may not:
     1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.
     2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the
         Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.
     3. Purchase real estate or real estate mortgage loans, although the Portfolio (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.
     4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
     5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.
     6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
     7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may
         (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.
     8. Lend portfolio securities, except that the Fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower).
     Notwithstanding the foregoing, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:
     a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.
     b.   Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.
     c. Purchase the securities of other investment companies, provided that the Portfolio (Fund) may make a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Portfolio's (Fund's) total assets would be invested in such securities, (ii) not more than 5% of the Portfolio's (Fund's) total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Portfolio (Fund), or (b) as part of a merger, consolidation, or acquisition of assets.
     d. Purchase or write options, except as described under "Strategic Transactions."
     e. Invest in interests in oil, gas or other exploration or development programs.
     f. Invest more than 5% of the assets of the Portfolio (Fund) in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than debt securities issued or guaranteed by U.S. or foreign national, provincial, state or other governments with taxing authority or by their agencies or by supranational entities and securities fully collateralized by such securities.

     g. Invest in securities of any company if any officer or director (trustee) of the Portfolio Trust (Trust) or of the Portfolio's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (trustees) own in the aggregate more than 5% of the securities of such company.
     h.  Invest more than an aggregate of 15% of the net assets of the Portfolio
         (Fund) in (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) in other illiquid securities, including nonnegotiable fixed time deposits.
     i. Invest more than 25% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund but not the Portfolio).
     Notwithstanding any non-fundamental policy, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.
     Purchases of securities of other investment companies permitted under restriction (c) above could cause the Portfolio (Fund) to pay additional management and advisory fees and distribution fees.
     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction, except with respect to restriction (g) above.
     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.
                         CALCULATION OF PERFORMANCE DATA
     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV. The average annual total return quotation for the Fund for the one year period ended December 31, 1995 was 18.13%. The average total return quotation for the Fund for the period January 3, 1994 (commencement of operation) through December 31, 1995 was 4.77%. The Fund's average annualized yield for the 30 day period ended December 31, 1995 was 7.51%.
     The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non recurring charges for the period stated. In particular, yield is determined according to the following formula:

                      Yield = [2[((A - B + 1)^6) - 1]]/CD

     Where: A equals dividends and interest earned during the period; B equals net expenses accrued for the period; C equals average daily number of shares outstanding during the period that were entitled to received dividends; D equals the maximum offering price per share on the last day of the period.
     The Fund may also quote non-standardized yield, such as yield-to- maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.
     In addition to average annual total return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Quarter/Year                    Net                Gross
--------------------------------------------------------------------------------
     1Q94                      (4.80)%             (4.64)%
     2Q94                      (3.56)              (3.40)
     3Q94                      (0.77)              (0.05)
     4Q94                       1.44                1.60
     1994                      (7.06)              (6.46)
     1Q95                       2.94                3.10
     2Q95                       5.21                5.36
     3Q95                       3.80                3.95
     4Q95                       5.09                5.26
     1995                      18.13               18.84
     Performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of domestic, international or global investment performance. In particular, the Fund may compare its performance to the J.P. Morgan Global Index, which is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.
                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust
     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Murray, and Mss. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish International Management Company, L.P., the Portfolio's investment adviser.

                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

D. Barr Clayson*, 7/29/35                                  Vice President                   Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                              and Trustee                      Director, Standish, Ayer
One Financial Center                                                                          & Wood, Inc.; President,
Boston, MA 02111                                                                  Standish International Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                        Chairman of the Board and
c/o Decision Resources, Inc.                                                                  Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                    through 1989, Senior V.P. Arthur D. Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                         Professor of Political
Cambridge, MA 02138                                                                         Economy, Harvard University

John H. Hewitt, 4/11/35                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                      Visiting Nurse Alliance of
                                                                                              Vermont and New Hampshire

Edward H. Ladd*, 1/3/38                                      Trustee and                      Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                            Vice President                        Managing Director,
One Financial Center                                                                         Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                         since 1990; formerly, President of
                                                                                            Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                          Trustee, Essex Street
c/o Essex Street Associates                                                                      Associates (family
P.O. Box 5600                                                                                investment trust office);
Beverly Farms, MA 01915                                                                       Director, Holyoke Mutual
                                                                                                 Insurance Company

Richard S. Wood*, 5/2/54                                    President and                     Vice President, Secretary
c/o Standish, Ayer & Wood, Inc.                                Trustee                         and Director, Standish,
One Financial Center                                                                             Ayer & Wood, Inc.;
Boston, MA 02111                                                                              Executive Vice President,
                                                                                               Standish International
                                                                                              Management Company, L.P.



                                       18



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

Richard C. Doll, 7/8/48                                    Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

James E. Hollis III, 11/21/48                              Executive Vice                        Vice President and
c/o Standish, Ayer & Wood, Inc.                               President                       Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

David W. Murray, 5/5/40                                    Treasurer and                      Vice President, Treasurer
c/o Standish, Ayer & Wood, Inc.                               Secretary                        and Director, Standish,
One Financial Center                                                                              Ayer & Wood, Inc.
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                                Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Beverly E. Banfield, 7/6/56                                Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                                  Compliance Officer,
One Financial Center                                                                           Standish, Ayer & Wood,
Boston, MA 02111                                                                                Inc.; Assistant Vice
                                                                                         President and Compliance Officer,
                                                                                    Freedom Capital Management Corp. (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                        Senior Advisor and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                           & Wood, Inc.; prior to
Boston, MA 02111                                                                              1991, President, Harvard
                                                                                                 Management Company

David H. Cameron, 11/2/55                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111



                                       19



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

W. Charles Cook II, 7/16/63                                Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President              Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President                    Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                    Vice President,  Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.
One Financial Center                                                                            since January, 1996;
Boston, MA 02111                                                                             formerly, Vice President,
                                                                                             Scudder, Clark and Stevens

Raymond J. Kubiak, 9/3/57                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                Ayer & Wood, Inc. since
One Financial Center                                                                          November 1993; formerly,
Boston, MA 02111                                                                     Investment Sales, Cigna Corporation (1993)
                                                                                        and Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111



                                       20



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                                  Vice President                      President and Managing
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                Ayer & Wood, Inc. since
One Financial Center                                                                           August, 1993; formerly,
Boston, MA 02111                                                                                   Vice President,
                                                                                          Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President                       Vice President, since
c/o Standish, Ayer & Wood, Inc.                                                              November 2, 1993; formerly,
One Financial Center                                                                         Standish, Ayer & Wood, Inc.
Boston, MA 02111                                                                                Consultant Cambridge

David C. Stuehr, 3/1/58                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                                & Wood, Inc.
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                               Director, Standish, Ayer
One Financial Center                                                                          & Wood, Inc. since April,
Boston, MA 02111                                                                           1990; formerly Vice President,
                                                                                               Aetna Life & Casualty




                                       21



                                                            Position Held                       Principal Occupation
Name, Address and Date of Birth                              With Trust                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------


Michael W. Thompson, 3/31/56                               Vice President                     Vice President, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                   Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

*Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers
     Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or the Portfolio Trust affiliated with Standish, Ayer & Wood, Inc. as the Administrator of the Fund ("Standish" or the "Fund Administrator") or the Adviser, respectively, or to the Trusts's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust, the Portfolio Trust or the Adviser.
     The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:

                                                                      Pension or Retirement               Total Compensation
                                 Aggregate Compensation                Benefits Accrued as                   from Fund and
     Name of Trustee                  from the Fund                  Part of Fund's Expenses            Other Funds in Complex*
-------------------------------------------------------------------------------------------------------------------------------

     D. Barr Clayson                      $0                                  $0                                    $0
     Richard C. Doll**                     0                                   0                                     0
     Samuel C. Fleming                   368                                   0                                41,750
     Benjamin M. Friedman                323                                   0                                36,750
     John H. Hewitt                      323                                   0                                36,750
     Edward H. Ladd                        0                                   0                                     0
     Caleb Loring, III                   323                                   0                                36,750
     Richard S. Wood                       0                                   0                                     0

     *    As of the date of this Statement of Additional Information there were
          18 funds in the fund complex.
     **   Mr. Doll resigned as a Trustee effective December 6, 1995.

--------------------------------------------------------------------------------

Certain Shareholders
     At March 1, 1996, the Trustees and officers of the Trust and the Portfolio as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the Fund:
                                               Percentage of
Name and Address                            Outstanding Shares
--------------------------------------------------------------------------------
Brown University                                    26%
164 Angell Street
Investment Office - Box C
Providence, RI  02912

Childrens Medical Center Corp.                      15%
1295 Boylston Street
Suite 300
Boston, MA  02215

Lafayette College                                   13%
234 Markle Hall
Easton, PA  18042-1779

Wenner-Gren Foundation                              9%
220 Fifth Avenue
New York, NY 10001

Trustees of Boston College                          8%
St. Thomas More Hall
Room 310
Chestnut Hill, MA  02167

Sisters of Mercy Health System                      5%
2039 N. Geyer Road
St. Louis, MO  63131

Investment Adviser of the Portfolio Trust
     Standish International Management Company, L.P. serves as the Adviser to the Portfolio pursuant to a written investment advisory agreement with the Portfolio Trust. Prior to the close of business on April 26, 1996, the Adviser managed directly the assets of the Fund pursuant to an investment advisory agreement. This agreement was terminated by the Fund on such date subsequent to the approval by the Fund's shareholders on March 29, 1996 to implement certain changes in the Fund's investment restrictions which enable the Fund to invest all of its investable assets in the Portfolio. The Adviser is a Delaware limited partnership organized in 1991 and is registered under the 1940 Act. The General Partner of the Adviser is Standish, One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The Limited Partners, who each hold a 0.01% interest in the Adviser, are Walter M. Cabot, Sr., Chairman of the Board of the Adviser and a Director of and a Senior Adviser to Standish, and D. Barr Clayson, the President of the Adviser and a Managing Director of Standish. Richard S. Wood, a Vice President and Director of Standish and the President of the Trust, is the Executive Vice President of the Adviser.

     The following, constituting all of the Directors and all of the shareholders of Standish, are Standish's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria O'Malley Furman, James E. Hollis III, Raymond J. Kuback, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate and Richard S. Wood.
     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolio for any costs incurred. Under the Investment Advisory Agreement, the Adviser is paid a fee based upon a percentage of the Portfolio's average daily net asset value computed as described in the Prospectus. The current fee is paid monthly. The rate at which the fee is paid and expense limits voluntarily agreed to by the Adviser and Standish are described in the Prospectus. For the period from January 3, 1994 (commencement of operations) through December 31, 1994, the Fund paid advisory fees in the amount of $407,392 after a reduction of $89,878. For the fiscal year ended December 31, 1995, the Adviser received fees from the Fund of $535,630.
     Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolio will pay share pricing expenses; custodian fees and expenses; administration fees; legal and auditing fees and expenses; expenses of notices and reports to interest holders; registration and reporting fees and expenses; and Trustees' fees and expenses.
     Unless terminated as provided below, the investment advisory agreement continues in full force and effect until April 26, 1998 and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.
     In an attempt to avoid any potential conflict with portfolio transactions for the Portfolio, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors, come before those of the Adviser, its affliliates and their employees.

Administrator of the Fund
     Standish serves as the administrator to the Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The administration agreement provides that if the total expenses of the Fund and the Portfolio in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Fund Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.
     The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio
     IBT Trust Company (Cayman) Ltd., P.O. Box 501 Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For these services, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually.
     The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

Distributor of the Fund
     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.
                              REDEMPTION OF SHARES
     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it or determination by the Portfolio of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.
     The Trust intends to pay in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.
                             PORTFOLIO TRANSACTIONS
     The  Adviser  is  responsible   for  placing  the   Portfolio's   portfolio
transactions  and  will do so in a manner  deemed  fair  and  reasonable  to the
Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting brokers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the Investment Advisory Agreement will not be reduced as a result of the Adviser's receipt of research services.
     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.
                        DETERMINATION OF NET ASSET VALUE
     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open (a "Business Day") as of the close of regular trading (currently 4:00 p.m., New York City time). Currently, the New York Stock Exchange is not open weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the Fund's shares is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's investment in the Portfolio) less all liabilities by the number of Fund shares outstanding, and rounding to the nearest cent per share. Expenses and fees of the Fund are accrued daily and taken into account for the purpose of determining net asset value.
     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.
     Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.
     Money market instruments with less than 60 days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. This is accomplished by valuing the instrument at cost and then assuming a constant amortization to maturity of any premium or discount. If the Portfolio acquires a money market instrument with more than 60 days remaining to its maturity, it is valued at current market value until the 60th day prior to maturity, and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such 60-day period that amortized cost does not represent fair value.
                             THE FUND AND ITS SHARES
     The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.
      Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund.

     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other investment series of the Trust, including any change of investment policy requiring the approval of shareholders.
     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.
     Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.
                         THE PORTFOLIO AND ITS INVESTORS
     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.
     Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.
                             ADDITIONAL INFORMATION
     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.
                                    TAXATION
     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.
     The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the
Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.
     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.
     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.
     The Fund will not distribute long-term or short-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. At December 31, 1995, the Fund had capital loss carryovers of $3,284,436 which expire on December 31, 2002.
     If the Portfolio invests in certain zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to provide cash that the Fund may withdraw from the Portfolio and distribute in order to satisfy the distribution requirements applicable to the Fund.
     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options and currency forward transactions.
     Certain options, futures and forward foreign currency transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Any net mark to market gains may also have to be distributed by the Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition by the Portfolio of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Portfolio's losses on the Portfolio's transactions involving options, futures or forward contracts and/or offsetting Portfolio positions may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. Because the Fund's income, gains and losses consist primarily of its share of the income, gains and losses of the Portfolio, which are directly affected by the provisions described in this paragraph, these transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Portfolio will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.
     The Federal income tax rules applicable to forward roll transactions, interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.
     If the Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on its allocable portion of "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually allocated to the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize the Fund's tax liability or maximize its return from these investments.
     Foreign exchange gains and losses realized by the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and, because the Fund invests in the Portfolio, may affect the amount, timing and character of Fund distributions to shareholders. Any such transactions that are not directly related to the Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months. The Fund's share of such gain (plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of the Fund's annual gross income. Such transactions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.
     The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors in the Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets (including its share of the Portfolio's assets) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocable to the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.
     If the Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Portfolio and allocable to the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of
(i) each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocable to the Fund and (ii) the portion of the Fund's dividends which represents income from each foreign country.
     Due to possible unfavorable consequences under present tax law, the Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Portfolio may acquire "regular" interests in REMICs.
     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.
     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

                        EXPERTS AND FINANCIAL STATEMENTS
     The Fund's financial statements for the period from January 3, 1994 through December 31, 1994 and for the fiscal year ended December 31, 1995 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent auditors, as set forth in its report appearing elsewhere herein, and have been so included in reliance upon the authority of the report of such auditors as experts in accounting and auditing. Coopers & Lybrand L.L.P., independent auditors, will audit the Fund's financial statements for the fiscal year ending December 31, 1996. Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P., will audit the Portfolio's financial statements for the fiscal year ending December 31, 1996.

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1995

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

January 29, 1996

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am pleased to have an opportunity to review the major developments at Standish, Ayer & Wood during this past year as they relate to the activities of the Investment Trust. The major news for our clients in 1995 was the spectacular performance of the U.S. investment markets. While we would, of course, like to claim credit for producing the full extent of these splendid returns, the reality is obvious: The markets themselves are beyond our control. For the year as a whole, U.S. stocks, as represented by the Standard and Poor's 500 Index, produced a total return of 37.6%, and higher grade intermediate-term bonds, as represented by the Lehman Brothers Aggregate Index, provided a total return of 18.5%. Nearly as surprising, stock and bond prices marched steadily upward throughout the year, a persistent and almost uninterrupted advance.

Even after the subdued markets of 1994, neither we nor most other investment managers expected 1995 to be anywhere near as good as it turned out to be. In this context, we are generally pleased by our investment performance. In most asset classes, we kept pace with or modestly exceeded market returns. We adhered to our established investment philosophies, which are designed to add reasonably consistent increments of value. Our clients seem to be pleased by our efforts as we continue to have very little client turnover.

As a firm, we have registered moderate growth during the year. Reflecting some flow of new clients as well as market appreciation, our clients' assets under management at the end of 1995 totalled $29.4 billion, an increase from $24.4 billion at the end of 1994. We are particularly pleased by the growth in new assets managed for insurance companies and by the increases in assets of both large capitalization and small capitalization U.S. common stocks.

The asset class of greatest disappointment in 1995 was international equities. Not only did the asset class continue to provide subpar returns, but our portfolios underperformed the international equity markets. These results reflect judgments early in 1995 to hedge a portion of the currency exposure back to dollars and to have a moderate stake in emerging markets. While we believe we have rectified those problems, we are not satisfied with the results and are working vigorously to improve future performance. We are also counseling our clients not to lose faith in the international equity asset class despite its recent disappointing returns.

The figure for total Standish assets under management includes about $1.6 billion managed in conjunction with Standish International Management Company, L.P. (SIMCO), our affiliate that manages overseas assets for domestic clients and U.S. assets for overseas clients. It also includes $3.9 billion in the Standish Investment Trust, our mutual fund organization. In addition, the asset total reflects an increase over the last few years in the assets we manage in private, non-mutual fund vehicles.

We introduced two new mutual funds at mid-year 1995, namely the Standish Fixed Income Fund II (which is designed to parallel the Standish Fixed Income Fund but exclude the purchase of both nondollar bonds and below-investment-grade securities), and the Standish Controlled Maturity Fund (which is designed for investors who wish less volatility and interest rate risk than traditional intermediate-maturity bonds).

At the beginning of 1996, we introduced two additional mutual funds, the Standish Tax-Sensitive Equity Fund and the Standish Small Cap Tax-Sensitive Equity Fund. At Standish we have noted for some time the adverse impact for taxable investors of high portfolio turnover, which triggers capital gains, possibly including short-term gains that may result in an even greater tax liability for investors. We believe there is a major opportunity through both separate account management and these funds to improve aftertax returns by limiting the portfolio turnover and managing capital gains.

During 1995, Standish acquired all remaining interests in the business of the joint venture between Consolidated Investment Corp. (CIC) and Standish, entered into over seven years ago. Consolidated had been formed by Trigon (previously Blue Cross/Blue Shield of Virginia) to manage shorter-term taxable and tax exempt fixed income portfolios. We and Trigon agreed that it was best to have this unit operating under one owner.

Standish continues to be proud of its structure as an independent management firm with ownership in the hands of investment professionals active in the business. There were no changes during 1995 either in corporate structure or in the people who own the enterprise.

We appreciate the opportunity to serve you, and we remain confident that we have the resources and the organization to do a superior job. We will be working hard to fulfill your expectations in 1996.

Sincerely yours,

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                             Management Discussion

Global bond markets recovered strongly in 1995 from historically weak returns the previous year. Slower economic growth and subdued inflation throughout the developed world provided the impetus for one of the most impressive rallies fixed income securities have seen in recent years. The Standish Global Fixed Income Fund participated fully in the rally, returning 18.13% for 1995.

Over the year as a whole, the major bond markets turned in remarkably similar performance, but the pattern of returns varied significantly. As 1995 opened, the U.S. and the leading European economies were still enjoying fairly robust growth, and the risk of higher inflation was a widespread concern. In this period of relatively tight money, the U.S. performed well while most countries with large budget deficits or capital shortages, such as Italy and Australia, struggled. Japan, the leading exporter of capital, also rallied sharply, pushing already extremely low yields more than 1% lower. The yen appreciated dramatically as well, putting intense pressure on export industries and the entire Japanese economy, still struggling from a protracted recession.

By mid-year, the pattern of market behavior had reversed, with European markets now reacting to a marked slowdown in economic activity and surprisingly subdued inflation. Central banks around the world, led by the German Bundesbank and the Bank of Japan, eased short-term interest rates aggressively. As liquidity conditions improved, higher yielding countries began to outperform, with Scandinavian and Southern European markets leading the way. Meanwhile, the surge in Japanese bonds could not be sustained despite aggressive buying of securities by the Japanese central bank. The dollar also recovered fully from a 20% plunge against the yen, finally ending slightly stronger on the year. In 1995, the dollar did fall about 8% against the Deutschemark and other European currencies closely linked to the German currency.

Underweighted positions in Japan and the U.S. caused the Standish Global Fixed Income Fund to underperform its benchmark early in the year, but these same positions contributed to substantial outperformance versus the index from mid-year. Meanwhile, our holdings in corporate and mortgage securities in many of the world's markets increased yield throughout the year and further enhanced performance, as the yield differentials on many of our non-sovereign holdings tightened to their comparable government alternatives. For the year as a whole, the Fund modestly outperformed its benchmark.

With global interest rates having fallen so far in recent months, the outlook for 1996 is mixed. Continued economic weakness and subdued inflation in the major world economies provide a positive fundamental backdrop for fixed income securities, but a great deal of the supportive news for bonds is already discounted. Short of the onset of a deep global recession, which we do not anticipate, it will be virtually impossible for the markets to match their 1995 performance. However, inflation-adjusted yields remain reasonably attractive, and there is good opportunity to enhance return by hedging lower yielding currencies, such as the Deutschemark and the Yen back into dollars. We intend to emphasize currency hedging as a way to seek increased return, reduction in volatility, and protection against the risk of capital loss should the still-undervalued U.S. dollar continue its recent recovery.

Richard S. Wood

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

            Comparison of Change in Value of $100,000 Investment in
               Standish Global Fixed Income Fund, the J.P. Morgan
                               Global Index, and
                      the J.P. Morgan Global Hedged Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Global Fixed Income Fund compared with the J.P. Morgan Global Index and J.P. Morgan Global Hedged Index for the period January 3, 1994 to December 31, 1995, based upon a $100,000 investment. Also included are the average annual total returns for one year and since inception.

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                            Portfolio of Investments
                                December 31, 1995

                                                                                          Par                 Value
Security                                                   Rate    Maturity              Value+             (Note 1A)
---------------------------------------------------      -------   ----------------   -------------  ------------------

Bonds-93.1%
---------------------------------------------------

Foreign Denominated Bonds-62.4%
---------------------------------------------------

Australia-3.3%
---------------------------------------------------
Govt. of Australia Notes                                   7.50    07/15/05                750,000            $531,760
New South Wales Treasury Notes                             0.00    11/23/20              2,800,000             260,915
News America Holdings Corp. Notes                          8.63    02/07/14              2,000,000           1,306,800
South Australian Government Financial  Notes               0.00    12/21/15              3,500,000             465,176
State Electric Commission of Victoria Notes                0.00 0/11/06-1/11/11          3,950,000           1,064,207
Union Bank Of Norway Notes                                 0.00    05/22/96                800,000             572,367
Victoria Public Authority Notes                            0.00    08/31/11              2,000,000             384,615
                                                                                                     ------------------
                                                                                                            $4,585,840
                                                                                                     ------------------

Belgium-0.9%
---------------------------------------------------
Belgian Government Notes                                   6.50    03/31/05             39,000,000          $1,303,522
                                                                                                     ------------------


Canada-3.3%
---------------------------------------------------
Canada General  Residual Strips                            0.00    12/01/98              3,300,000          $2,023,275
Govt. of Canada Notes                                      7.75    09/01/99                800,000             612,571
Govt. of Canada Notes                                      8.50    03/01/00              1,700,000           1,336,960
Govt. of Canada Notes                                      8.50    04/01/02                800,000             638,066
                                                                                                     ------------------
                                                                                                            $4,610,872
                                                                                                     ------------------

Denmark-9.3%
---------------------------------------------------
Denmark Brf Byggeriets                                     8.00    10/01/26                585,000            $101,862
Denmark Nykredit                                           7.00    10/01/26             40,091,000           6,479,936
Denmark Nykredit                                           8.00    10/01/26             17,020,000           2,963,578
Denmark Nykredit                                          11.00    10/01/17                 24,000               4,638
Denmark Realkredit                                        10.00    10/01/26             10,796,000           1,985,596
Denmark Realkredit                                         7.00    10/01/26              2,524,000             407,956
Denmark Realkredit                                         8.00    10/01/26              4,931,000             858,602
                                                                                                     ------------------
                                                                                                           $12,802,168
                                                                                                     ------------------
Finland-0.9%
---------------------------------------------------
Govt. of Finland                                           9.50    03/15/04              5,000,000          $1,307,541
                                                                                                     ------------------


France-4.3%
---------------------------------------------------
Mexican Par Bonds                                          6.63    12/31/19             15,400,000          $1,729,852
Republic of France Btans, d                                7.00    11/12/99              7,400,000           1,577,485
Republic of France Oat Strips                              0.00    10/25/98             15,400,000           2,658,867
                                                                                                     ------------------
                                                                                                            $5,966,204
                                                                                                     ------------------




                                       6


                            Portfolio of Investments
                                  (continued)

                                                                                          Par                 Value
Security                                                   Rate    Maturity              Value+             (Note 1A)
---------------------------------------------------      -------   ----------------   -------------  ------------------

Germany-6.4%
---------------------------------------------------
Baden Wurttemberg Notes                                    6.20    11/22/13              2,000,000          $1,395,365
Deutschland Republic Notes, d                              6.25    01/04/24              3,250,000           2,108,316
Deutschland Republic Notes                                 8.00    07/22/02                400,000             314,210
General  Electric Capital Notes                            6.75    04/25/00                500,000             371,604
Ibrd Global Notes                                          7.13    04/12/05              1,000,000             739,736
Lkb Badwurttenberg Notes                                   6.50    09/15/08              1,900,000           1,338,356
Treuhandanstalt Notes                                      6.63    07/09/03              3,500,000           2,549,861
                                                                                                     ------------------
                                                                                                            $8,817,448
                                                                                                     ------------------

Italy-2.7%
---------------------------------------------------
Abbey National Notes                                      10.00    08/24/00          1,450,000,000            $875,476
Bank Nederlandse Notes                                    10.50    06/18/03            800,000,000             489,515
Govt. of Italy Btps                                        8.50    08/01/04            600,000,000             333,228
Govt. of Italy Btps, d                                     8.50    04/01/99          2,180,000,000           1,310,881
Govt. of Italy Btps, d                                     9.50    01/01/05          1,300,000,000             766,337
                                                                                                     ------------------
                                                                                                            $3,775,437
                                                                                                     ------------------


Japan-0.4%
---------------------------------------------------
Glaxo Holdings Notes                                       4.30    09/28/98             50,000,000            $495,413
                                                                                                     ------------------



New Zealand-3.8%
---------------------------------------------------
Fletcher Challenge Notes                                  10.00    04/30/05              1,000,000            $696,907
Fletcher Challenge Notes                                  11.25    12/15/02              1,900,000           1,388,522
Fletcher Challenge Notes                                  14.50    09/30/00                500,000             396,293
Govt. of New Zealand                                       8.00    07/15/98              2,200,000           1,443,352
Govt. of New Zealand Property Service                      7.25    03/15/99              2,000,000           1,262,825
                                                                                                     ------------------
                                                                                                            $5,187,899
                                                                                                     ------------------
Norway-2.9%
---------------------------------------------------
Uni Storebrand Notes                                      11.15    01/15/02             12,500,000          $2,320,364
Vesta Forsikring Notes                                     9.50    08/25/00              3,000,000             513,358
Vital Forsikring Notes                                     7.85    09/22/03              7,000,000           1,108,412
                                                                                                     ------------------
                                                                                                            $3,942,134
                                                                                                     ------------------

Spain-6.0%
---------------------------------------------------
Castilla Junta Notes                                       8.30    11/29/01             28,000,000            $223,554
Junta de Andalucia Notes                                  11.10    12/02/05            248,000,000           2,143,360
Kingdom of Spain Notes                                     7.40    07/30/99             90,000,000             698,776
Kingdom of Spain Notes                                    10.00    02/28/05            328,200,000           2,732,799




                                       7


                            Portfolio of Investments
                                  (continued)

                                                                                          Par                 Value
Security                                                   Rate    Maturity              Value+             (Note 1A)
---------------------------------------------------      -------   ----------------   -------------  ------------------

Spain-(Continued)
---------------------------------------------------
Kingdom of Spain Notes                                    11.30    01/15/02            156,000,000           1,379,137
Kingdom of Spain Notes                                    12.25    03/25/00            128,000,000           1,153,881
                                                                                                     ------------------
                                                                                                            $8,331,507
                                                                                                     ------------------

Sweden-4.3%
---------------------------------------------------
Fulmar Mtge #1                                             7.65    11/01/00              5,321,300            $790,290
Govt. of Sweden Notes                                     10.25    05/05/00             23,600,000           3,808,812
Govt. of Sweden Notes                                     10.25    05/05/03              8,000,000           1,324,914
                                                                                                     ------------------
                                                                                                            $5,924,016
                                                                                                     ------------------

Thailand-1.1%
---------------------------------------------------
Thai Investment Co. Bills of Exchange                      0.00 10/28/96-10/29/96       40,000,000          $1,451,270
                                                                                                     ------------------


United Kingdom-7.3%
---------------------------------------------------
Elf Enterprise Notes                                       8.75    06/27/06                750,000          $1,154,898
Hanson Trust Notes                                        10.00    04/18/06              1,050,000           1,812,900
Inco Notes                                                15.75    07/15/06                200,000             463,964
Royal Bank Of Scotland Notes, d                            9.63    06/22/15                350,000             570,899
Salomon Inc. Notes, d                                      7.75    01/10/04              1,000,000           1,385,226
U K Gilt Treasury Notes, d                                 8.00    12/07/00                800,000           1,301,321
U K Gilt Treasury Notes, d                                 8.75    08/25/17              1,350,000           2,316,414
U K Gilt Treasury Notes, d                                 9.00    03/03/00                646,000           1,081,825
                                                                                                     ------------------
                                                                                                           $10,087,447
                                                                                                     ------------------

ECU-5.5%
---------------------------------------------------
Govt. of Italy Btps Strips                                 0.00 3/07/99-03/07/05         1,591,000          $1,353,755
Republic of France Oat                                     6.75    04/25/02              1,445,000           1,862,581
Republic of France Oat                                     7.50    04/25/05              2,700,000           3,562,067
Republic of France Oat, d                                  8.25    04/25/22                600,000             816,808
                                                                                                     ------------------
                                                                                                            $7,595,211
                                                                                                     ------------------



Total Foreign Denominated Bonds                                                                            $86,183,929
                                                                                                     ------------------
(identified cost $83,013,164)





                                       8


                            Portfolio of Investments
                                  (continued)

                                                                                          Par                 Value
Security                                                   Rate    Maturity              Value+             (Note 1A)
---------------------------------------------------      -------   ----------------   -------------  ------------------

U.S. Dollar Denominated Bonds-30.7%
---------------------------------------------------

Asset Backed Securities-1.0%
---------------------------------------------------
Greentree Securities Trust  94-A                           6.90    02/15/04                803,978            $809,506
The Money Store Home Equity 95-CA3                         6.55    06/15/17                500,000             502,734
                                                                                                     ------------------
                                                                                                            $1,312,240
                                                                                                     ------------------

Bank Bonds-1.2%
---------------------------------------------------
Anchor Bancorp Notes                                       8.94    07/09/03              1,000,000          $1,037,500
First Nationwide Bank Notes                               12.25    05/15/01                500,000             567,500
                                                                                                     ------------------
                                                                                                            $1,605,000
                                                                                                     ------------------
Finance Bonds-7.7%
---------------------------------------------------
Credit Foncier Notes                                       8.00    01/14/02              1,000,000          $1,081,700
Equity Residential Property REIT Notes, a                  8.50    05/15/99                500,000             529,965
Fairfax Financial Holdings Ltd. Notes                      8.25    10/01/15                500,000             535,545
Goldman Sachs Inc. Notes, a                                6.20    02/15/01              1,000,000           1,005,000
Liberty Mutual Inc. Notes, a                               8.50    05/15/25              1,000,000           1,112,960
Minnesota Mutual Notes, a                                  8.25    09/15/25                500,000             545,000
Penncorp Financial Group Notes                             9.25    12/15/03              1,000,000           1,015,000
Reliance Group Holdings Corp. Notes                        9.00    11/15/00              1,500,000           1,543,125
Taubman Realty Group Notes                                 8.00    06/15/99              1,000,000           1,036,270
United Co. Financial Notes                                 9.35    11/01/99              1,000,000           1,098,720
Wellsford Reit Notes                                       9.38    02/01/02              1,000,000           1,121,230
                                                                                                     ------------------
                                                                                                           $10,624,515
                                                                                                     ------------------

Industrial Bonds-8.6%
---------------------------------------------------
Clark Oil Notes                                           10.50    12/01/01              1,000,000          $1,062,060
Continental Cable Co. Notes                                8.50    09/15/01                500,000             518,750
Domtar Inc.  Notes                                        11.75    03/15/99              1,000,000           1,120,000
Exide Corp. Notes                                         10.00    04/15/05                500,000             542,500
Koppers Industries Inc. Notes                              8.50    02/01/04              1,000,000             977,500
Methanex Notes                                             7.75    08/15/05                450,000             477,338
News America Holdings Corp. Notes                          7.70    10/30/25                500,000             511,295
Owens Illinois Corp. Notes                                11.00    12/01/03              1,000,000           1,130,000
Schuller International Group Inc. Notes                   10.88    12/15/04                500,000             561,250
Southland Corp. Notes                                      4.50    06/15/04                474,000             369,720
Southland Corp. Notes                                      5.00    12/15/03                250,000             208,125
Stop & Shop Co. Notes                                      9.75    02/01/02                500,000             551,250
Tenet Healthcare Corp. Notes                               8.63    12/01/03                500,000             525,000
Tenet Healthcare Corp. Notes                               9.63    09/01/02                500,000             548,500
Time Warner Inc. Notes                                     9.13    01/15/13                250,000             281,738
Time Warner Inc. Notes                                     9.15    02/01/23                500,000             567,020



                                       9


                            Portfolio of Investments
                                  (continued)

                                                                                          Par                 Value
Security                                                   Rate    Maturity              Value+             (Note 1A)
---------------------------------------------------      -------   ----------------   -------------  ------------------

Industrial Bonds-(Continued)
---------------------------------------------------
Time Warner Inc. Notes                                     9.63    05/01/02                500,000             579,185
Viacom Inc. Notes                                          7.63    01/15/16                225,000             226,028
Viacom Inc. Notes                                          7.75    06/01/05                500,000             530,985
Westpoint Stevens Sr. Notes                                8.75    12/15/01                500,000             503,125
                                                                                                     ------------------
                                                                                                           $11,791,369
                                                                                                     ------------------

Pass Thru Securities-6.1%
---------------------------------------------------
FNMA (c),d                                                 7.00 05/01/24-01/01/26        3,286,699          $3,313,385
FNMA Dwarf, d                                              7.50 03/01/24-05/01/24        1,228,228           1,258,541
FNMA, d                                                    6.50    12/01/10                297,000             298,392
GNMA                                                       7.00 06/15/23-05/15/24          965,673             977,493
GNMA                                                       7.50 07/15/23-08/15/25        1,193,114           1,227,561
GNMA                                                       9.00    01/15/25                833,738             883,237
Resolution Trust Corp. 95-1                                6.90    02/25/27                500,000             496,094
                                                                                                     ------------------
                                                                                                            $8,454,703
                                                                                                     ------------------

Public Utility Bonds-0.4%
---------------------------------------------------
Systems Energy Resources Corp. Notes                       7.38    10/01/00                500,000            $501,890
                                                                                                     ------------------


Variable Interest Bonds-0.7%
---------------------------------------------------
Ford Motor Credit Corp. Notes (c)                          4.82    07/12/96              1,000,000            $992,500
                                                                                                     ------------------

U.S. Treasury Bonds-2.4%
---------------------------------------------------
U.S. Treasury Bonds                                        7.25    05/15/16              1,775,000          $2,026,819
U.S. Treasury Bonds                                        8.13    08/15/19                700,000             880,138
U.S. Treasury Bonds                                        6.50    08/15/05                250,000             266,328
U.S. Treasury Notes                                        6.38    07/15/99                125,000             129,511
U.S. Treasury Notes                                        6.63    03/31/97                 65,000              66,076
                                                                                                     ------------------
                                                                                                            $3,368,872
                                                                                                     ------------------

Yankee Bonds-2.6%
---------------------------------------------------
Brascan Ltd. Notes                                         7.38    10/01/02                500,000            $517,180
Cott Corporation Notes                                     9.38    07/01/05              1,000,000           1,002,150
Province Of Quebec Notes                                   7.50    07/15/23              1,000,000           1,048,320
Tembec Inc. Notes                                          9.88    09/30/05              1,000,000             992,500
                                                                                                     ------------------
                                                                                                            $3,560,150
                                                                                                     ------------------

Total U.S. Dollar Denominated Bonds                                                                        $42,211,239
                                                                                                     ------------------
(identified cost $40,561,704)



                                       10


                            Portfolio of Investments
                                  (continued)

                                                                                                            Value
Security                                                                                                  (Note 1A)
---------------------------------------------------                                                  ------------------

Total Bonds                                                                                               $128,395,168
                                                                                                     ------------------
(identified cost $123,574,868)


Preferred Stock-0.7%                                                                   Shares
---------------------------------------------------                                ----------------
Equity Residential Properties                                                                3,000              76,500
Newscorp Overseas Ltd. Series B                                                             20,000             442,500
Texaco Capital LLC Floater Series B                                                         14,000             294,000
Wellsford Residential Prop. Series B                                                         3,000              78,000
                                                                                                     ------------------

Total Preferred Stock (identified cost $985,000)                                                              $891,000
                                                                                                     ------------------



Purchased Options-0.3%                                                                Principal
---------------------------------------------------                                    Amount
Deliver/Receive, Exercise Price, Expiration                                          of Contracts
---------------------------------------------------                                ------------------
Call German Govt. 7.375%, Str. 105.91, 09/16/96                                          5,400,000            $126,641
Call German Govt. 6.875%, Str. 105.19, 03/19/96                                          1,816,000              12,258
Put French Govt., 7.75%, Str. 105.05, 02/27/96                                          18,760,000              14,914
Put Danish Govt., 7.0%, Str. 96.58, 01/11/96                                            31,400,000               2,826
Put Belgian Govt. 7.0%, Str. 104.68, 04/02/96                                          150,000,000               9,600
Call Japanese Govt., 3.6%, Str. 106.057, 02/01/96                                      260,000,000                 780
CHF Put/ SEK Call Str. 5.8400, 10/30/96                                                  2,480,000              45,540
DEM Put/ USD Call Str 1.4450, 02/28/96                                                   3,900,000              58,968
JPY Put/ ESB Call Str. 1.2000, 10/30/96                                                270,000,000              56,970
JPY Put/ ITL Call Str. 15.6700, 10/30/96                                               270,000,000              75,870
JPY Put/ ITL Call Str. 15.7000, 12/12/96                                               280,780,000              63,456
                                                                                                     ------------------

Total Options (Premium paid $458,542)                                                                         $467,823
                                                                                                     ------------------

Short Term Obligations-5.3%
---------------------------------------------------

Federal Agency Discount Notes-0.3%
---------------------------------------------------
Federal Home Loan Mortgage Corp., due 1/16/96                                              500,000            $498,548
                                                                                                     ------------------


Repurchase Agreement-5.0%
---------------------------------------------------
Prudential-Bache repurchase agreement
dated 12/29/95, 5.39% due 1/2/96 to pay
$6,847,167 (Collateralized by $2,755,307 Federal
Home Loan Mortgage Corp., 7.00%, $142,750 Federal



                                       11


                            Portfolio of Investments
                                  (continued)

                                                                                          Par                 Value
Security                                                   Rate    Maturity              Value+             (Note 1A)
---------------------------------------------------      -------   ----------------   -------------  ------------------

Repurchase Agreement-(Continued)
---------------------------------------------------
Home Loan Mortgage Corp., 6.50%, $3,004,424.75 Fede
Home Loan Mortgage Corp., 8.00%, $1,080,591.38 Fede
Home Loan Mortgage Corp., 6.19%) at cost.                                               $6,846,142          $6,846,142
                                                                                                     ------------------

Total Short Term Obligations                                                                                $7,344,690
                                                                                                     ------------------
(identified cost $7,344,690)

Total Investments-99.4%                                                                                   $137,098,681
                                                                                                     ------------------
(identified cost $132,363,100)

Written Options-(0.2%)
---------------------------------------------------                                Principal Amount
Deliver/Receive, Exercise Price, Expiration                                          of Contracts
---------------------------------------------------                                ------------------
Call German Govt., 7.375%, Str. 105.91, 03/15/96                                        (5,400,000)   $        (128,142)
Put German Govt., 6.5%, Str. 101.43, 01/11/96                                           (8,100,000)             (1,126)
Put German Govt., 6.125%, Str. 103.12, 04/02/96                                         (7,300,000)             (7,110)
Put German Govt., 6.5%, Str. 101.23, 02/27/96                                           (5,480,000)            (14,489)
ESP Put/ JPY Call Str. 1.4000, 10/30/96                                               (270,000,000)            (20,790)
ITL Put/ JPY Call Str. 19.5000, 10/30/96                                              (270,000,000)            (20,250)
DEM Put/ USD Call Str. 1.50, 02/28/96                                                   (3,900,000)            (18,408)
USD Put/ DEM Call Str. 1.3800, 02/28/96                                                 (3,900,000)            (26,208)
SEK Put/ CHF Call Str. 6.5000, 10/30/96                                                 (2,480,000)            (22,340)
                                                                                                     ------------------

Total Written Options (Premiums Received $344,473)                                                           ($258,863)
                                                                                                     ------------------

Other assets, less liabilities-0.8%                                                                         $1,059,204
                                                                                                     ------------------


Net Assets- 100%                                                                                          $137,899,022
                                                                                                     ==================

+ The principal amounts of these bonds are stated in the currency of the country classification.

a This security is restricted but eligible for resale under 144a b Included in this pool of securities are when issued securities identified in Note 7.
c  Rates in  effect  at  12/31/95
d  Denotes  all or part of a  security pledged as a margin deposit (Note 6)

The following abbreviations are used in this portfolio

BEL- Belgian Francs             JPY- Japanese Yen
CHF- Swiss Franc                SEK- Swedish Krona
DEM- German Deutschemark        USD- United States Dollar
DKK- Danish Krona               FNMA- Federal National Mortgage Association
ESP- Spanish Peseta             GNMA- Government National Mortgage Association
ITL- Italian Lira

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                      Statements of Assets and Liabilities
                                December 31, 1995


Assets
    Investments, at value (Note 1A) (identified cost, $132,363,100)                                    $137,098,681
    Cash and foreign currency, at value (cost, $208,699)                                                    209,096
    Receivable for investments sold                                                                       1,261,718
    Interest and dividends receivable                                                                     3,671,584
    Unrealized appreciation on forward foreign currency exchange contracts (Note 6)                         771,401
    Receivable for daily variation margin on financial futures contracts (Note 6)                             1,103
    Deferred organization expenses (Note 1F)                                                                  6,789
    Other Assets                                                                                              1,033
                                                                                                   -----------------

          Total assets                                                                                 $143,021,405

Liabilities
    Distribution payable                                                             $2,716,876
    Payable for investments purchased                                                 1,115,052
    Payable for delayed delivery transactions (Note 7)                                  501,563
    Payable for Fund shares redeemed                                                     60,000
    Written options outstanding, at value (premiums received, $344,473) (Note 6)        258,863
    Unrealized depreciation on forward currency exchange contracts (Note 6)             281,493
    Accrued investment advisory fee (Note 2)                                            130,489
    Accrued trustee fees                                                                  1,337
    Accrued expenses and other liabilities                                               56,710
                                                                                    ------------

          Total liabilities                                                                              $5,122,383
                                                                                                   -----------------

Net Assets                                                                                             $137,899,022
                                                                                                   =================

Net assets consist of
    Paid-in capital                                                                                    $136,347,384
    Distributions in excess of net investment income                                                       (424,310)
    Accumulated undistributed net realized gain (loss)                                                   (3,304,586)
    Net unrealized appreciation (depreciation)                                                            5,280,534
                                                                                                   -----------------

         Total                                                                                         $137,899,022
                                                                                                   =================

Shares of beneficial interest outstanding                                                                 7,060,025
                                                                                                   =================

Net asset value, offering price, and redemption price per share                                              $19.53
                                                                                                   =================
    (Net assets/Shares outstanding)



                                       13


                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                   Statement of Operations for the Year Ended
                                December 31, 1995


Investment income
    Interest income (net of withholding taxes of $27,603)                                                   $11,448,898
    Dividend income                                                                                              78,598
                                                                                                        ----------------
       Total income                                                                                         $11,527,496

Expenses
    Investment advisory fee (Note 2)                                                        $535,630
    Trustees fees                                                                              5,092
    Accounting, custody, and transfer agent fees                                             233,589
    Audit services                                                                            43,749
    Legal services                                                                             8,986
    Insurance expense                                                                          3,702
    Amortization of organization expense (Note 1F)                                             2,250
    Miscellaneous                                                                              1,549
                                                                                       --------------

       Total expenses                                                                                          $834,547
                                                                                                        ----------------

            Net investment income                                                                           $10,692,949
                                                                                                        ----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
       Investment securities                                                              $5,625,447
       Written options                                                                       750,346
       Financial futures                                                                    (257,657)
       Interest rate swaps                                                                  (330,077)
       Foreign currency and foreign exchange contracts                                    (4,192,918)
                                                                                       --------------

         Net realized gain (loss)                                                                            $1,595,141

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                              $9,897,632
       Written options                                                                       (71,935)
       Financial futures                                                                      41,887
       Interest rate swaps                                                                   409,000
       Translation of assets and liabilities in foreign currencies and
         foreign exchange contracts                                                         (106,982)
                                                                                       --------------

               Change in net unrealized appreciation (depreciation)                                         $10,169,602
                                                                                                        ----------------

               Net gain (loss)                                                                              $11,764,743

                                                                                                        ================
               Net increase (decrease) in net assets from operations                                        $22,457,692
                                                                                                        ================

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                       Statement of Changes in Net Assets

                                                                                                For the period from
                                                                             Year                  January 3, 1994
                                                                            Ended               (start of business)
                                                                      December 31, 1995         to December 31, 1994
                                                                   ------------------------   ------------------------
Increase (Decrease) in Net Assets
    From operations
       Net investment income                                      $10,692,949                              $9,396,385
       Net realized gain (loss)                                     1,595,141                             (14,057,068)
       Change in net unrealized appreciation (depreciation)        10,169,602                              (4,889,068)
                                                                   ------------------------   ------------------------

         Net increase (decrease) in net assets from operations    $22,457,692                             ($9,549,751)
                                                                   ------------------------   ------------------------

    Distributions to shareholders
         From net investment income                              ($10,692,948)                                --
          Distribution in excess of net investment income            (736,162)
          Tax return of capital                                          --                               ($4,240,486)
                                                                   ------------------------   ------------------------

            Total distributions to shareholders                  ($11,429,110)                            ($4,240,486)
                                                                   ------------------------   ------------------------

    Fund share (principal) transactions (Note 4)
       Net proceeds from sale of shares                           $10,989,037                            $160,162,365
       Net asset value of shares issued to shareholders in
         payment of distributions declared                          6,104,310                               2,480,921
       Cost of shares redeemed                                    (25,454,420)                            (14,068,689)
                                                                   ------------------------   ------------------------

          Increase (decrease) in net assets from Fund             ($8,361,073)                           $148,574,597
                                                                   ------------------------   ------------------------
           share transactions
            Net increase (decrease) in net assets                  $2,667,509                            $134,784,360

    Net assets

       At beginning of period                                    $135,231,513                                $447,153
                                                                   ------------------------   ------------------------

       At end of period (including distributions in excess of    $137,899,022                            $135,231,513
       investment income of $424,310 at December 31, 1995 and $0   ========================   ========================
       at December  31, 1994.)


                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                              Financial Highlights


                                                                                      Year Ended December 31,
                                                                           -----------------------------------------------
                                                                                     1995                    1994 +
                                                                           ------------------------   --------------------


      Net asset value - beginning of period                                               $17.99                 $20.00
                                                                           ------------------------   --------------------

Income from investment operations
      Net investment income                                                                $1.59                  $1.29
      Net realized and unrealized gain (loss)                                               1.60                  (2.70)
                                                                           ------------------------   --------------------

Total from investment operations                                                           $3.19                 ($1.41)
                                                                           ------------------------   --------------------

Less distributions declared to shareholders
      Tax return of capital                                                                  --                  ($0.60)
      From net investment income                                                          ($1.65)                  --
                                                                           ------------------------   --------------------

Total distributions declared to shareholders                                              ($1.65)                ($0.60)
                                                                           ------------------------   --------------------

        Net asset value - end of period                                                   $19.53                 $17.99
                                                                           ========================   ====================

Total return                                                                               18.13%                 (7.06%)*
Ratios (to average net assets)/Supplemental Data
      Expenses                                                                              0.62%                  0.65% t,**
      Net investment income                                                                 7.69%                  7.73% t,**

Portfolio turnover                                                                           163%                   140% x

Net assets at end of period (000's omitted)                                              $137,899               $135,232

** The investment advisor voluntarily waived a portion of its investment advisory fee for the year ended December 31, 1994. Had these actions not been taken, the net investment income per share and the ratios would have been.

      Net  investment  income  per share                                                                           $1.27
      Ratios  (to  average  daily net assets):
         Expenses                                                                                                  0.73% t
         Net Investment Income                                                                                     7.65% t

    +   For the period from January 3, 1994 (start of business) to December 31, 1994.
    t   Computed on an annualized basis.
    *   The total return for the period is not annualized.
    x   Portfolio turnover not computed on an annualized basis.

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                         Notes to Financial Statements

(1)     Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (Fund) is a separate non-diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.   Investment security valuations--

         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

B.   Repurchase agreements--

         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreements' underlying investments to ensure the existence of a proper level of collateral.

C.   Securities transactions and income--

         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

D.   Federal taxes--

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         At December 31, 1995, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $3,284,436 which expire on December 31, 2002.

E.   Foreign currency transactions--

         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

         Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

F.   Deferred organization expense--

         Costs incurred by the Fund in connection with its organization and initial registration are being amortized, on a straight-line basis, for 5 years beginning January 3, 1994 through December 1998.

G.   Distributions to shareholders-

         Distributions to shareholders are recorded on the ex-dividend date.

         Distributions  in excess of net realized gain on  investments,  written
         options,   and  foreign   currency  arise  because  of  certain  timing
         differences.

         Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital.

(2).....Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company, L.P. (SIMCO) for overall investment advisory and administrative services, and general office facilities, is paid quarterly at the annual rate of 0.4% of the Fund's average daily net assets. The advisory agreement provides that if the total annual operating expenses of the Fund (excluding brokerage commissions, taxes and extraordinary expenses) in any fiscal year exceed the lower of (a) 0.65% of the Fund's average daily net assets or (b) the permissible expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the adviser shall be reduced by the amount of the excess. The Fund pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive renumeration for their services to the Fund from the investment adviser. Certain of the trustees and officers of the Trust are partners or officers of SIMCO.

(3).....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                                                     Purchases                   Sales
                                                              ------------------------  -------------------------

Investments (non-U.S. government securities)                             $182,599,769                $194,794,200
U.S. government securities                                                 26,288,162                  31,885,557
                                                              ------------------------   ------------------------

                                                                         $208,887,931                $226,679,757
                                                              ========================   ========================



(4)    Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                             For the period
                                                                       Year                  January 3, 1994
                                                                       Ended               (start of business)
                                                                 December 31, 1995        to December 31, 1994
                                                              ------------------------   ------------------------

Shares sold                                                                558,609                  8,116,215
Shares issued in payment of dividends declared                             317,125                    135,607
Shares redeemed                                                         (1,332,915)                  (756,974)
                                                              ------------------------   ------------------------

   Net increase (decrease)                                                (457,181)                 7,494,848
                                                              ========================   ========================




During the period January 4, 1994 through February 28, 1994, securities with a fair market value of approximately $76,265,000 were contributed to the Fund by shareholders. In return for such securities, shareholders received shares of the fund.

(5)     Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:


Aggregate cost                                                      $132,383,251
                                                        ========================

Gross unrealized appreciation                                         $5,645,005
Gross unrealized depreciation                                          (929,575)
                                                        ------------------------

   Net unrealized appreciation (depreciation)                         $4,715,430
                                                        ========================




(6).....Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

     Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund uses options to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1995 is as follows:

                              Written Put Option Transactions
------------------------------------------------------------------------------------------------------------------------
                                                                            Number of
                                                                            Contracts                  Premiums
                                                                     ------------------------   ------------------------

Outstanding, beginning of period                                                           8                   $367,895
    Options written                                                                       23                  1,014,869
    Options exercised                                                                     (1)                   (16,678)
    Options expired                                                                      (16)                  (688,653)
    Options closed                                                                       (10)                  (523,737)
                                                                     ------------------------   ------------------------

Outstanding, end of period                                                                 4                   $153,696
                                                                     ========================   ========================


                           Written Call Option Transactions
------------------------------------------------------------------------------------------------------------------------
                                                                            Number of
                                                                            Contracts                  Premiums
                                                                     ------------------------   ------------------------

Outstanding, beginning of period                                                           2                    $79,635
    Options written                                                                       25                    863,688
    Options exercised                                                                     (2)                   (23,441)
    Options expired                                                                      (11)                  (650,045)
    Options closed                                                                       (12)                  (198,922)
                                                                     ------------------------   ------------------------

Outstanding, end of period                                                                 2                    $70,915
                                                                     ========================   ========================

              Written Cross Currency Option Transactions
------------------------------------------------------------------------------------------------------------------------
                                                                            Number of
                                                                            Contracts                  Premiums
                                                                     ------------------------   ------------------------

Outstanding, beginning of period                                                           3                   $274,206
    Options written                                                                        7                    173,462
    Options exercised                                                                      0                          0
    Options expired                                                                       (1)                  (158,228)
    Options closed                                                                        (6)                  (169,578)
                                                                     ------------------------   ------------------------

Outstanding, end of period                                                                 3                   $119,862
                                                                     ========================   ========================



         Forward currency exchange contracts--

         The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

      At December 31, 1995, the Fund held the following forward foreign currency and cross currency exchange contracts:

                                            Local                                U.S. $               U.S. $              U.S. $
                                          Principal           Contract           Market             Aggregate           Unrealized
Contracts to Receive                        Amount           Value Date          Value             Face Amount         Gain / (Loss)
--------------------                        ------           ----------          -----             -----------         -------------

German Deutsche Mark                    8,063,738          1/2/96-3/29/96       $5,625,200          $5,629,129           ($3,929)
Danish Krone                            1,113,778         3/14/96-12/29/96         200,317             200,489              (172)
Spanish Peseta                        170,600,986             02/07/96           1,394,748           1,383,850            10,898
British Pound Sterling                  1,667,564          1/2/96-2/21/96        2,585,504           2,575,680             9,824
European Currency Units                   872,157             01/03/96           1,114,915           1,116,361            (1,446)

                                                                              =============     ===============        =============
                                                                               $10,920,684         $10,905,509            $15,175
                                                                              =============     ===============        =============


                                            Local                                U.S. $            U.S. $                U.S. $
                                          Principal           Contract           Market           Aggregate           Unrealized
Contracts to Deliver                        Amount           Value Date          Value           Face Amount        Gain / (Loss)
--------------------                        ------           ----------          -----           -----------        -------------

Australian Dollars                           4,867,929     1/2/96-2/8/96        $3,577,483        $3,644,333            $66,850
Belgian Francs                              40,302,600        03/12/96           1,369,886           1,356,214          (13,672)
Canadian Dollar                              5,952,591     2/9/96-3/25/96        4,359,747           4,375,266           15,519
German Deutsche Mark                        19,325,267     1/2/96-3/29/96       13,482,008          13,670,972          188,964
Danish Krone                                61,628,629     1/2/96-3/5/96        11,089,828          11,174,481           84,653
Spanish Peseta                           1,238,219,076     2/7/96-3/21/96       10,107,318          10,046,596          (60,722)
Finnish Markka                               5,956,750        02/27/96           1,370,313           1,416,419           46,106
French Franc                                31,066,774    1/24/96-3/27/96        6,335,979           6,299,581          (36,398)
British Pound Sterling                       8,657,700     1/2/96-3/26/96       13,414,978          13,433,660           18,682
Italian Lira                             6,247,009,750     1/12/96-3/7/96        3,912,573           3,868,449          (44,124)
Norwegian Krone                             28,555,796    2/29/96-3/29/96        4,506,449           4,524,682           18,233
New Zealand Dollars                          5,290,128     3/7/96-3/26/96        3,432,616           3,404,320          (28,296)
Swedish Krona                               47,437,845     1/23/96-3/4/96        7,097,760           7,112,640           14,880
European Currency Units                      5,815,397     1/2/96-4/3/96         7,432,518           7,522,132           89,614

                                                                              =============     ===============        =============
                                                                               $91,489,456         $91,849,745         $360,289
                                                                              =============     ===============        =============




Forward Foreign Cross Currency Contracts
----------------------------------------

                                       US $                           U.S. $                            U.S. $
                                      Market                          Market        Contract          Unrealized
Contracts to Deliver                  Value        In Exchange For    Value        Value Date       Gain / (Loss)
--------------------                  -----        ---------------    -----        ----------       -------------

French Franc                         $5,158,840    Deutsche Mark     $5,104,567    2/1/96-02/06/96  ($54,273)
Belgian Franc                         6,842,529    Deutsche Mark      6,811,578    1/9/96-3/29/96    (30,951)
German Deutsche Mark                  4,228,601    Belgian Franc      4,287,518     01/09/96          58,917
Swiss Franc                           3,914,245    Italian Lira       4,062,506     01/12/96         148,261
Italian Lira                          3,921,755    Swiss Franc        3,914,245     01/12/96          (7,510)

                                   =============                   =============                    =============
                                    $24,065,970                     $24,180,414                     $114,444
                                   =============                   =============                    =============

      Futures contracts--

          The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies.

          At December 31, 1995, the Fund held the following futures contracts:

                                                        Expiration       Underlying Face           Unrealized
               Contract                    Position        Date          Amount at Value          Gain / (Loss)
---------------------------------------   -----------   ------------   ---------------------     -----------------

Australian 10 year (10 contracts)           Short         03/15/95              ($931,082)                 ($48)
British Pound (16 contracts)                 Long         03/29/96              1,375,787                  (805)
Deutsche Mark 10 year (8 contracts)          Long         03/11/96              1,383,855                 2,250
Deutsche Mark 5 year (8 contracts)           Long         03/11/96              1,452,053                   853
ECU 10 year (12 contracts)                   Long         03/18/96              1,382,922                (1,635)

                                                                       ---------------------     ---------------
                                                                               $4,663,535                  $615
                                                                       =====================     =================


At December 31, 1995, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

      Interest rate swap contracts--

          Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. At December 31, 1995, there were no open interest rate swap contracts.

(7)      Delayed Delivery Transactions:

         The Fund may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment. At December 31, 1995, the Fund had entered into the following delayed delivery transaction:


               Type                   Security                Settlement Date                Amount
----------------------------   ------------------------   ------------------------   ------------------------

Buy                            FNMA                                  01/16/96                      $501,563

                                                                                     ------------------------

                               Total delayed delivery securities                                    $501,563
                                                                                     ========================


                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund Series (the "Fund"), including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended and statement of changes in net assets and financial highlights for the year ended December 31, 1995 and the period January 3, 1994 (start of business) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund Series as of December 31, 1995, the results of operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and the period January 3, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 13, 1996

                     Standish, Ayer & Wood Investment Trust

                              One Financial Center
                                Boston, MA 02111
                                 (800) 221-4795

April 29, 1996



                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                                 (800) 221-4795
                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated April 29, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Small Capitalization Equity Fund (the "Fund"), a separate investment series of Standish Ayer & Wood Investment Trust (the "Trust"). The Statement of Additional Information should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address or phone number set forth above.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Investment Objective and Policies............................2
Investment Restrictions......................................8
Calculation of Performance Data..............................9
Management..................................................11
Redemption of Shares........................................16
Portfolio Transactions......................................17
Determination of Net Asset Value............................17
Taxation....................................................17
The Fund and Its Shares.....................................20
The Portfolio and Its Investors.............................20
Additional Information......................................20
Experts and Financial Statements............................21
Financial Statements .......................................22

                        INVESTMENT OBJECTIVE AND POLICIES
     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fund.
     The Fund's Prospectus describes the investment objective of the Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.

Investment Objective
     The  Portfolio's  investment  objective is to achieve  long-term  growth of capital through investment primarily in equity securities of small capitilization companies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in such securities. The Portfolio invests primarily in publicly traded securities including securities issued in initial public offerings. The Portfolio does not normally invest in equity securities which are restricted as to disposition by federal securities laws or are otherwise illiquid. The Portfolio may invest up to 15% of its net assets in foreign equity securities, including securities of foreign issuers that are listed on a U.S. exchange or traded in the over-the-counter market and American Depositary Receipts (ADRs). In addition, the Portfolio may engage in certain strategic transactions as discussed below. The Portfolio purchases short-term interest-bearing securities with uninvested funds, the proportion of which will depend upon market conditions and the needs of the Portfolio.

Common Stocks
     The common stocks of small growth companies in which the Portfolio invests typically have market capitalizations up to $700 million. (Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds with median portfolio market capitalizations of less than $1 billion.) Investments are expected to emphasize companies involved with value added products or services in expanding industries. At times, particularly when Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") believes that the securities of small companies are overvalued, the Portfolio's portfolio may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of the Portfolio's net assets. The Portfolio will attempt to reduce risk by diversifying its investments within the investment policies set forth above. The Portfolio will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable.

Foreign Securities
     Foreign securities may be purchased and sold in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of their issuers are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.
     The dividends and interest payable on certain of the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, (and in some cases capital gains from such securities may also be subject to foreign taxes) thus reducing the net amount of income available for distribution to the Fund's shareholders.
     Investors should understand that the expense ratio of the Portfolio may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.
     The Portfolio may acquire sponsored and unsponsored ADRs. Unsponsored ADRs are acquired from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent that the Portfolio invests in such unsponsored ADRs there may be an increased possibility that the Portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Money Market Instruments and Repurchase Agreements
     When the Adviser considers investments in equity securities to present excessive risks, the Portfolio may invest all or a portion of its assets in debt securities or cash equivalents. The Portfolio will also invest uncommitted cash in short-term debt securities.
     To maintain liquidity for redemptions or at times when the Adviser deems it advisable because of market conditions, the Portfolio may invest in short-term debt securities and short-term securities of the United States government and its instrumentalities or retain cash or cash equivalents.
     Money market instruments include short-term U.S. Government securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.
     The Portfolio may invest up to 10% of its net assets in repurchase agreements. A repurchase agreement is an agreement under which the Portfolio acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Portfolio's custodian bank until they are repurchased. The Trustees will consider the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Portfolio.
     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used as an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited in order to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.
     Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."
     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. (To the extent that the Portfolio does not do so, the OTC options are subject to the Portfolio's restriction on illiquid securities.) The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as `primary dealers', or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investor Services ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with `primary dealers' in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.
     If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.
     The Portfolio may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.
     The Portfolio may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices
     The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures
     The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position if the option is exercised.
     The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to
10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions
     The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.
     The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.
     The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, the Portfolio may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.
     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions
     The  Portfolio  may enter into multiple  transactions,  including  multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
     Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic
Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.
     The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Portfolio Trust's Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.

Eurodollar Instruments
     The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States
     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts
     The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC. The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolio's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets and the Fund's obligations on the underlying Strategic Transactions. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Short-Term Debt Securities
     For defensive or temporary purposes, the Portfolio may invest in investment grade money market instruments and short-term interest-bearing securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential stock market declines. The Portfolio's investments will include U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, and debt securities that make periodic interest payments at variable or floating rates.

     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Portfolio Turnover
     The Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.
                             INVESTMENT RESTRICTIONS
     The Fund and the Portfolio have each adopted the following fundamental policies. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.
     As a matter of fundamental policy, the Portfolio (Fund) may not:
     1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.
     2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.
     3.   Purchase real estate or real estate mortgage loans.
     4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
     5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

     6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
     7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.
     8.   Make loans of portfolio securities.
     Notwithstanding the foregoing, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:
     a. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Portfolio's (Fund's) net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.
     b. Purchase or write options except to the extent described above under "Strategic Transactions."
     c.   Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.
     d. Invest in interests in oil, gas or other exploration or development programs.
     e. Invest more than 5% of the assets of the Portfolio (Fund) in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than (a) obligations issued or guaranteed by the U.S. Government or its agencies and (b) repurchase agreements fully collateralized by such securities.
     f. Invest in securities of any company if any officer or director (trustee) of the Portfolio Trust (Trust) or of the Portfolio's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (trustees) own in the aggregate more than 5% of the securities of such company.

     g. Invest more than an aggregate of 15% of the net assets of the Portfolio (Fund) in (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) other illiquid securities.
     h. Purchase the securities of other investment companies, provided that the Fund may make such a purchase as part of a merger, consolidation, or acquisition of assets, and provided further that the Fund may make such a purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokers' commissions and then only to the extent permitted by the 1940 Act.
     i. Invest more than 10% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund but not the Portfolio).
     Notwithstanding any non-fundamental policy, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.
     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's (Fund's) assets will not constitute a violation of the restriction, except with respect to restriction (f) above.
     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.
                         CALCULATION OF PERFORMANCE DATA
     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund (T) is computed by using the redeemable value at the end of a specified period of time (ERV) of a hypothetical initial investment of $1,000 (P) over a period of time (N) according to the formula P(1+T)n=ERV. The average annual total return quotations for the Fund for the one and five year periods ended December 31, 1995 and since inception (September 1, 1990 to December 31, 1995) are 29.83%, 23.71% and 23.23%, respectively.

     In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

     Quarter/Year               Net                Gross
--------------------------------------------------------------------------------
     1/91                      28.41               28.68
     2/91                       2.87                3.12
     3/91                      12.58               12.73
     4/91                      10.74               10.94
     1991                      64.71               65.95
     1/92                       3.16                3.38
     2/92                     (12.15)             (11.92)
     3/92                       7.23                7.52
     4/92                      12.91               13.20
     1992                       9.74               10.83
     1/93                       0.62                0.84
     2/93                       3.45                3.70
     3/93                      14.45               14.67
     4/93                       7.63                7.83
     1993                      28.21               29.30
     1/94                      (3.48)              (3.29)
     2/94                      (4.39)              (4.19)
     3/94                       5.90                6.11
     4/94                      (1.42)              (1.22)
     1994                      (3.66)              (2.88)
     1Q95                       6.03                6.22
     2Q95                       2.55                2.73
     3Q95                      16.17               16.36
     4Q95                       2.80                2.98
     1995                      29.83               30.77

     These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.
     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, and the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and the Portfolio Trust
     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Murray, and Mss. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio's investment adviser.

                                                            Position Held                       Principal Occupation
 Name, Address and Date of Birth                             With Trust                         During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

 *D. Barr Clayson, 7/29/35                                 Vice President                   Vice President and Managing
 c/o Standish, Ayer & Wood, Inc.                             and Trustee                      Director, Standish, Ayer
 One Financial Center                                                                         & Wood, Inc.; President,
 Boston, MA 02111                                                                              Standish International
                                                                                              Management Company, L.P.

 Samuel C. Fleming, 9/30/40                                    Trustee                        Chairman of the Board and
 c/o Decision Resources, Inc.                                                                 Chief Executive Officer,
 1100 Winter Street                                                                           Decision Resources, Inc.;
 Waltham, MA 02154                                                                   through 1989, Senior V.P. Arthur D. Little

 Benjamin M. Friedman, 8/5/44                                  Trustee                          William Joseph Maier
 c/o Harvard University                                                                        Professor of Political
 Cambridge, MA 02138                                                                        Economy, Harvard University

 John H. Hewitt, 4/11/35                                       Trustee                          Trustee, The Peabody
 P.O. Box 307                                                                                   Foundation; Trustee,
 So. Woodstock, VT 05071                                                                     Visiting Nurse Alliance of
                                                                                             Vermont and New Hampshire

 Edward H. Ladd*, 1/3/38                                     Trustee and                      Chairman of the Board and
 c/o Standish, Ayer & Wood, Inc.                           Vice President                        Managing Director,
 One Financial Center                                                                        Standish, Ayer & Wood, Inc.
 Boston, MA 02111                                                                               since 1990; formerly,
                                                                                             President of Standish, Ayer
                                                                                                    & Wood, Inc.

 Caleb Loring III, 11/14/43                                    Trustee                          Trustee, Essex Street
 c/o Essex Street Associates                                                                     Associates (family
 P.O. Box 5600                                                                                investment trust office);
 Beverly Farms, MA 01915                              Director, Holyoke Mutual
                                                                                                 Insurance Company

 Richard S. Wood*, 5/2/54                                   President and                     Vice President, Secretary
 c/o Standish, Ayer & Wood, Inc.                               Trustee                         and Director, Standish,
 One Financial Center                                                                            Ayer & Wood, Inc.;
 Boston, MA 02111                                                                             Executive Vice President,
                                                                                               Standish International
                                                                                              Management Company, L.P.

 Richard C. Doll, 7/8/48                                   Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 James E. Hollis III, 11/21/48                             Executive Vice                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                              President                       Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111



                                       20



                                                            Position Held                       Principal Occupation
 Name, Address and Date of Birth                             With Trust                         During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

 David W. Murray, 5/5/40                                   Treasurer and                      Vice President, Treasurer
 c/o Standish, Ayer & Wood, Inc.                              Secretary                        and Director, Standish,
 One Financial Center                                                                             Ayer & Wood, Inc.
 Boston, MA 02111

 Caleb F. Aldrich, 9/20/57                                 Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Beverly E. Banfield, 7/6/56                               Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                                 Compliance Officer,
 One Financial Center                                                                        Standish, Ayer & Wood, Inc.
 Boston, MA 02111                                                                 Assistant Vice President and Compliance Officer,
                                                                                    Freedom Capital Management Corp. (1989-1992)

 Nicholas S. Battelle, 6/24/42                             Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Walter M. Cabot, 1/6/33                                   Vice President                        Senior Advisor and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                          & Wood, Inc.; prior to
 Boston, MA 02111                                                                   1991, President, Harvard Management Company

 David H. Cameron, 11/2/55                                 Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Karen K. Chandor, 2/13/50                                 Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Lavinia B. Chase, 6/4/46                                  Vice President                     Vice President, Standish,
 c/o Standish, Ayer & Wood, Inc.                                                                  Ayer & Wood, Inc.
 One Financial Center
 Boston, MA 02111

 Susan B. Coan, 5/1/52                                     Vice President                     Vice President, Standish,
 c/o Standish, Ayer & Wood, Inc.                                                                  Ayer & Wood, Inc.
 One Financial Center
 Boston, MA  02111

 W. Charles Cook II, 7/16/63                               Vice President                     Vice President, Standish,
 c/o Standish, Ayer & Wood, Inc.                                                                  Ayer & Wood, Inc.
 One Financial Center
 Boston, MA 02111

 Joseph M. Corrado, 8/13/55                                Vice President              Vice President and Associate Director,
 c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.
 One Financial Center
 Boston, MA 02111




                                       21



                                                            Position Held                       Principal Occupation
 Name, Address and Date of Birth                             With Trust                         During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

 Dolores S. Driscoll, 2/17/48                              Vice President                    Vice President and Managing
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

 Anne P. Herrmann, 1/26/56                                 Vice President                    Mutual Fund Administrator,
 c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.
 One Financial Center
 Boston, MA 02111

 Ann S. Higgins, 4/8/35                                    Vice President                    Vice President,  Standish,
 c/o Standish, Ayer & Wood, Inc.                                                                  Ayer & Wood, Inc.
 One Financial Center
 Boston, MA 02111

 Denise B. Kneeland, 8/19/51                               Vice President                    Senior Operations Manager,
 c/o Standish, Ayer & Wood, Inc.                                                            Standish, Ayer & Wood, Inc.
 One Financial Center                                                                      since January, 1996; formerly,
 Boston, MA 02111                                                                    Vice President, Scudder, Clark, and Stevens

 Raymond J. Kubiak, 9/3/57                                 Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Maria D. Furman, 2/3/54                                   Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Phillip D. Leonardi, 4/24/62                              Vice President                     Vice President, Standish,
 c/o Standish, Ayer & Wood, Inc.                                                               Ayer & Wood, Inc. since
 One Financial Center                                                                         November 1993; formerly,
 Boston, MA 02111                                                                    Investment Sales, Cigna Corporation (1993)
                                                                                       and Travelers Corporation (1984-1993)

 Laurence A. Manchester, 5/24/43                           Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 George W. Noyes, 11/12/44                                 Vice President                      President and Managing
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Arthur H. Parker, 8/12/35                                 Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111




                                       22



                                                            Position Held                       Principal Occupation
 Name, Address and Date of Birth                             With Trust                         During Past 5 Years
--------------------------------------------------------------------------------------------------------------------

 Jennifer A. Pline, 3/8/60                                 Vice President                     Vice President, Standish,
 c/o Standish, Ayer & Wood, Inc.                                                                  Ayer & Wood, Inc.
 One Financial Center
 Boston, MA 02111

 Howard B. Rubin, 10/29/59                                 Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Michael C. Schoeck, 10/24/55                              Vice President                     Vice President, Standish,
 c/o Standish, Ayer & Wood, Inc.                                                               Ayer & Wood, Inc. since
 One Financial Center                                                                          August, 1993; formerly,
 Boston, MA 02111                                                                                  Vice President,
                                                                                          Commerzbank, Frankfurt, Germany

 Austin C. Smith, 7/25/42                                  Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Stephen A. Smith, 3/13/49                                 Vice President                       Vice President, since
 c/o Standish, Ayer & Wood, Inc.                                                             November 2, 1993; formerly,
 One Financial Center                                                                        Standish, Ayer & Wood, Inc.
 Boston, MA 02111                                                                               Consultant Cambridge

David C. Stuehr, 3/1/58                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

 James W. Sweeney, 5/15/59                                 Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                               & Wood, Inc.
 Boston, MA 02111

 Ralph S. Tate, 4/2/47                                     Vice President                        Vice President and
 c/o Standish, Ayer & Wood, Inc.                                                              Director, Standish, Ayer
 One Financial Center                                                                         & Wood, Inc. since April,
 Boston, MA 02111                                                                                1990; formerly Vice
                                                                                          President, Aetna Life & Casualty

 Michael W. Thompson, 3/31/56                              Vice President                     Vice President, Standish,
 c/o Standish, Ayer & Wood, Inc.                                                                  Ayer & Wood, Inc.
 One Financial Center
 Boston, MA 02111

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


 *Indicates  that Trustee is an interested  person of the Trust or the Portfolio
Trust for purposes of the 1940 Act.


Compensation of Trustees and Officers
     Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or the Portfolio Trust affiliated with Standish as the Administrator of the Fund (the "Fund Administrator") or the Adviser, respectively, or to the Trusts's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust, the Portfolio Trust or the Adviser.
     The following table sets forth all compensation paid to the Trust's Trustees as of the Trust's fiscal year ended December 31, 1995:

                                                                      Pension or Retirement               Total Compensation
                                 Aggregate Compensation                Benefits Accrued as                   from Fund and
     Name of Trustee                  from the Fund                  Part of Fund's Expenses            Other Funds in Complex*
------------------------------------------------------------------------------------------------------------------------------

     D. Barr Clayson                          $0                                $0                                  $0
     Richard C. Doll**                         0                                 0                                   0
     Samuel C. Fleming                       482                                 0                              41,750
     Benjamin M. Friedman                    424                                 0                              36,750
     John H. Hewitt                          424                                 0                              36,750
     Edward H. Ladd                            0                                 0                                   0
     Caleb Loring, III                       424                                 0                              36,750
     Richard S. Wood                           0                                 0                                   0

     *    As of the date of this Statement of Additional Information there were
          18 funds in the fund complex.
     **   Mr. Doll resigned as a Trustee effective December 6, 1995.

--------------------------------------------------------------------------------

Certain Shareholders
     At March 1, 1996, Trustees and officers of the Trust and the Portfolio as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date each of the following institutions beneficially owned 5% or more of the then outstanding shares of the Fund:
                                               Percentage of
Name and Address                            Outstanding Shares
--------------------------------------------------------------------------------
Rosemount Aerospace                                 8%
14300 Judicial Road
Burnsville, MN  55306

Bingham, Dana & Gould                               8%
150 Federal Street
Boston, MA  02110

Lutheran Health Systems Employee Pension            6%
Harris Trust & Savings Bank
4310 17th Avenue, S.W.
Fargo, ND  58106

Investment Adviser of the Portfolio Trust
     Standish serves as investment adviser to the Portfolio pursuant to a written investment advisory agreement with the Portfolio Trust. Prior to the close of business on April 26, 1996, Standish managed directly the assets of the Fund pursuant to an investment advisory agreement. This agreement was terminated on such date subsequent to the approval by the Fund's shareholders on March 29, 1996 to implement certain changes in the Fund's investment restrictions which enable the Fund to invest all of its investable assets in the Portfolio. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the 1940 Act.
     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate and Richard S. Wood.
     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolio for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Portfolio's average daily net asset value computed as described in the Prospectus. The rate and time at which the fee is paid and expense limits voluntarily agreed to by the Adviser are described in the Prospectus. For services to the Fund during the fiscal years ended December 31, 1993, 1994 and 1995, the Adviser received fees from the Fund of $368,093, $557,359 and $871,879, respectively.
     Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolio will pay share pricing expenses; custodian fees and expenses; administration fees; legal and auditing fees and expenses; expenses of notices and report to interest-holders; registration and reporting fees and expenses; and Trustees' fees and expenses.

     Unless terminated as provided below, the investment advisory agreement continues in full force and effect until April 26, 1998 and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio, and, in either event, (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.
     In an attempt to avoid any potential conflict with portfolio transactions for the Portfolio, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors come before those of the Adviser, its affiliates and their employees.

Administrator of the Fund
     Standish also serves as the administrator to the Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the  administration  agreement  are  described  in  the  Prospectus.  For  these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The administration agreement provides that if the total expenses of the Fund and the Portfolio in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Fund Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.
     The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio
     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For these services, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually.
     The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

Distributor of the Fund
     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.
                              REDEMPTION OF SHARES
     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it or determination by the Portfolio of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.

     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed, but under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.
                             PORTFOLIO TRANSACTIONS
     The  Adviser  is  responsible   for  placing  the   Portfolio's   portfolio
transactions  and  will do so in a manner  deemed  fair  and  reasonable  to the
Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting brokers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.
     For the years ended December 31, 1993, 1994 and 1995 the Fund paid brokerage commissions of $172,793, $512,334 and $859,777.01, respectively. For the fiscal year ended December 31, 1995, the Fund paid brokerage commissions of $859,777.01 on portfolio transactions aggregating $334,244,688.86. All such commissions were paid on portfolio transactions executed by brokers who provided research and other statistical and factual information. During the fiscal year ended December 31, 1995, the Fund did not acquire securities of its regular brokers or dealers or their parents.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.
                        DETERMINATION OF NET ASSET VALUE
     The Fund's net asset value per share is computed on each business day on which the New York Stock Exchange is open (a "Business Day"). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. New York City time) and is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's investment in the Portfolio) less all liabilities by the number of Fund shares outstanding, and rounding to the nearest cent per share. Expenses and fees of the fund are accrued daily and taken into account for the purpose of determining net asset value.
     Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.
     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.

                                    TAXATION
     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.
     The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the
Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.
     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.
     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

     The Fund will not distribute long-term or short-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.
     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options and currency forward transactions.
     Certain options, futures and forward foreign currency transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Any net mark to market gains may also have to be distributed by the Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition by the Portfolio of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Portfolio's losses on the Portfolio's transactions involving options, futures or forward contracts and/or offsetting Portfolio positions may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. Because the Fund's income, gains and losses consist primarily of its share of the income, gains and losses of the Portfolio, which are directly affected by the provisions described in this paragraph, these transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Portfolio will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.
     The Federal income tax rules applicable to interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.
     If the Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on its allocable portion of "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually allocated to the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize the Fund's tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and, because the Fund invests in the Portfolio, may affect the amount, timing and character of Fund distributions to shareholders. Any such transactions that are not directly related to the Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months. The Fund's share of such gain (plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of the Fund's annual gross income. Such transactions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.
     The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors in the Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the Fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolio are such that the Fund will not meet this 50% requirement, shareholders of the Fund will not directly take into account the foreign taxes, if any, paid by the Portfolio and allocable to the Fund, and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Fund would otherwise have available to distribute.
     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     For purposes of the dividends received deduction available to corporations, dividends received by the Portfolio and allocable to the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.
     Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.
     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund from such income and/or appreciation may be taxable to such investor, even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.
     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.
                             THE FUND AND ITS SHARES
     The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.
     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund.
     All Fund shares have equal rights with regard to voting and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including any change of investment policy requiring the approval of shareholders.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.
     The Fund acquired all of the assets of Standish Small Equity Fund Limited Partnership (the "Partnership") in a transaction which closed on August 31, 1990 in exchange for an assumption of liabilities and the issuance of shares of beneficial ownership to the Limited Partners of the Partnership, who received the shares as a distribution in liquidation of the Partnership. Each Limited Partner received 50 shares per each unit of limited partnership interest owned. Prior to that date, the Fund had no assets. The net value of the assets acquired by the Fund on August 31, 1990 was $12,499,477. The Partnership started business on January 8, 1988 as a limited partnership organized under the Uniform Limited Partnership Law of The Commonwealth of Massachusetts. The Partnership was not a registered investment company in reliance on Section 3(c)(1) of the 1940 Act and the units of limited partnership interests were not registered under the Securities Act of 1933, as amended, in reliance on Section 4(2) thereof.
     Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS
     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.
     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable except as described in the Prospectus. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.
     Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.
                             ADDITIONAL INFORMATION
     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.
                        EXPERTS AND FINANCIAL STATEMENTS
     The Fund's financial statements for the fiscal years ended December 31, 1993, 1994 and 1995 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in its report appearing elsewhere herein, and have been so included in reliance upon the authority of the report of such auditors as experts in accounting and auditing. Financial highlights of the Fund for the fiscal years ended December 31, 1992, 1991 and 1990 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P., independent accountants, will audit the Fund's financial statements for the fiscal year ending December 31, 1996. An affiliate of Coopers & Lybrand, L.L.P., Coopers & Lybrand, will audit the Portfolio's financial statements for the fiscal year ending December 31, 1996.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1995

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

January 29, 1996

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am pleased to have an opportunity to review the major developments at Standish, Ayer & Wood during this past year as they relate to the activities of the Investment Trust. The major news for our clients in 1995 was the spectacular performance of the U.S. investment markets. While we would, of course, like to claim credit for producing the full extent of these splendid returns, the reality is obvious: The markets themselves are beyond our control. For the year as a whole, U.S. stocks, as represented by the Standard and Poor's 500 Index, produced a total return of 37.6%, and higher grade intermediate-term bonds, as represented by the Lehman Brothers Aggregate Index, provided a total return of 18.5%. Nearly as surprising, stock and bond prices marched steadily upward throughout the year, a persistent and almost uninterrupted advance.

Even after the subdued markets of 1994, neither we nor most other investment managers expected 1995 to be anywhere near as good as it turned out to be. In this context, we are generally pleased by our investment performance. In most asset classes, we kept pace with or modestly exceeded market returns. We adhered to our established investment philosophies, which are designed to add reasonably consistent increments of value. Our clients seem to be pleased by our efforts as we continue to have very little client turnover.

As a firm, we have registered moderate growth during the year. Reflecting some flow of new clients as well as market appreciation, our clients' assets under management at the end of 1995 totalled $29.4 billion, an increase from $24.4 billion at the end of 1994. We are particularly pleased by the growth in new assets managed for insurance companies and by the increases in assets of both large capitalization and small capitalization U.S. common stocks.

The asset class of greatest disappointment in 1995 was international equities. Not only did the asset class continue to provide subpar returns, but our portfolios underperformed the international equity markets. These results reflect judgments early in 1995 to hedge a portion of the currency exposure back to dollars and to have a moderate stake in emerging markets. While we believe we have rectified those problems, we are not satisfied with the results and are working vigorously to improve future performance. We are also counseling our clients not to lose faith in the international equity asset class despite its recent disappointing returns.

The figure for total Standish assets under management includes about $1.6 billion managed in conjunction with Standish International Management Company, L.P. (SIMCO), our affiliate that manages overseas assets for domestic clients and U.S. assets for overseas clients. It also includes $3.9 billion in the Standish Investment Trust, our mutual fund organization. In addition, the asset total reflects an increase over the last few years in the assets we manage in private, non-mutual fund vehicles.

We introduced two new mutual funds at mid-year 1995, namely the Standish Fixed Income Fund II (which is designed to parallel the Standish Fixed Income Fund but exclude the purchase of both nondollar bonds and below-investment-grade securities), and the Standish Controlled Maturity Fund (which is designed for investors who wish less volatility and interest rate risk than traditional intermediate-maturity bonds).

At the beginning of 1996, we introduced two additional mutual funds, the Standish Tax-Sensitive Equity Fund and the Standish Small Cap Tax-Sensitive Equity Fund. At Standish we have noted for some time the adverse impact for taxable investors of high portfolio turnover, which triggers capital gains, possibly including short-term gains that may result in an even greater tax liability for investors. We believe there is a major opportunity through both separate account management and these funds to improve aftertax returns by limiting the portfolio turnover and managing capital gains.

During 1995, Standish acquired all remaining interests in the business of the joint venture between Consolidated Investment Corp. (CIC) and Standish, entered into over seven years ago. Consolidated had been formed by Trigon (previously Blue Cross/Blue Shield of Virginia) to manage shorter-term taxable and tax exempt fixed income portfolios. We and Trigon agreed that it was best to have this unit operating under one owner.

Standish continues to be proud of its structure as an independent management firm with ownership in the hands of investment professionals active in the business. There were no changes during 1995 either in corporate structure or in the people who own the enterprise.

We appreciate the opportunity to serve you, and we remain confident that we have the resources and the organization to do a superior job. We will be working hard to fulfill your expectations in 1996.

Sincerely yours,

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                              Management Discussion

The Standish Small Capitalization Equity Fund's net asset value (NAV) at December 31, 1995 was $53.46. Total return for the Fund for 1995 was 29.83%, while the Russell 2000 Index of Small Companies increased 28.44%. The most notable characteristics of the small stock market in 1995 were: 1.) small cap stocks underperformed larger cap stocks considerably; 2.) within the small cap stock area there was important volatility developed by the extreme outperformance, then subsequent sharp decline of technology stocks; 3.) the dramatic recovery of the biotechnology group, 4.) and the very active small stock new issue market. Additionally, the flow of funds into aggressive equity mutual funds was very high, undoubtedly benefiting small company stocks overall and perhaps contributing to the dynamics of the biotech and technology sectors.

The net assets of the Fund increased substantially from $107.6 million at the beginning of 1995 to $180.5 million on December 31, 1995. The average size of the portfolio companies as determined by the weighted average market capitalization of the issues was $247 million at the start of 1995 and $287 million at the end of the year. The Fund's management is committed to remaining in the $250 million to $350 million range in average issue market capitalization. During the year, the Fund was always substantially full invested, which occasionally involved the use of Russell 2000 or S&P Midcap Futures. There was no utilization of any options during the year. It is not expected that the Fund's use of futures and options will expand beyond use as a cash management tool. Investment in foreign securities (including American Depository Receipts) did not exceed 5% of the Fund assets at any point during 1995, and it is not expected that such investments, which are limited to 15% of assets, will be used more broadly in the future.

The Fund's investment approach has always emphasized high quality companies with rapid, sustainable growth, strong balance sheets, superb business positions, proven management, and moderate price earnings ratios. We will continue to use this approach to guide the investments made by the Fund in the future. We sincerely appreciate your continued support and interest in the Standish Small Capitalization Equity Fund.

Nicholas S. Battelle

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

             Comparison of Change in Value of $100,000 Investment in
  Standish Small Capitalization Equity Fund, the S&P 500 Index, and the Russell
                                   2000 Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Small Capitalization Equity Fund compared with the S&P 500 Index and the Russell 2000 Index for the period September 1, 1990 to December 31, 1995, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                            Portfolio of Investments
                                December 31, 1995

                                                                                                                             Value
                             Security                                                                     Shares            Note 1A
-------------------------------------------------------------------                                   --------------  --------------

Stocks- 95.6%
-------------------------------------------------------------------

Basic Industries- 1.9%
-------------------------------------------------------------------
OM Group Inc.                                                                                                  41,800     $1,384,625
U. S. Delivery Systems Inc.*                                                                                   71,100      2,061,900
                                                                                                                          ----------
                                                                                                                          $3,446,525
                                                                                                                          ----------

Capital Goods/Technology- 33.0%
-------------------------------------------------------------------
Adflex Solutions Inc.*                                                                                         78,600     $2,102,550
Analyst International Corp.                                                                                    68,300      2,049,000
Applix Inc.*                                                                                                    8,800        239,800
Black Box Corporation*                                                                                        116,000      1,899,500
Cable Design Technologies, Inc.*                                                                               69,500      3,058,000
Cidco Inc.*                                                                                                    15,000        382,500
Computer Horizons Corp.*                                                                                       90,250      3,429,500
Continental Waste Industries Inc.*                                                                            154,500      1,796,062
Datastream Systems Inc.*                                                                                        4,300         81,700
Dialogic Corp.*                                                                                                50,600      1,948,100
Emmis Broadcasting Corporation*                                                                                46,700      1,447,700
Equalnet Holding Corp.*                                                                                       105,700        766,325
Gasonics International Corp.*                                                                                  91,150      1,230,525
Greenfield Industries Inc.                                                                                     67,800      2,118,750
Hughes Supply Inc.                                                                                             19,300        545,225
In Focus Systems Inc.*                                                                                         41,200      1,488,350
Integrated Systems Inc.*                                                                                        1,200         46,800
Inter-tel Inc.*                                                                                                50,000        768,750
Intertape Polymer Group Inc.                                                                                   54,000      1,694,250
Intervoice Inc.*                                                                                               40,000        760,000
ITI Technologies Inc.*                                                                                         75,000      2,231,250
Lydall Inc.*                                                                                                   84,200      1,915,550
MDL Informations Systems*                                                                                     119,400      2,746,200
Midcom Communications Inc.*                                                                                    69,300      1,264,725
Mysoftware Company*                                                                                            37,100        473,025
National Computer Systems Inc.                                                                                 73,000      1,377,875
Nera As American Depository Requirements*                                                                      68,100      2,213,250
NN Ball & Roller Inc.                                                                                         152,550      2,669,625
Norrell Corp.                                                                                                  91,200      2,679,000
P-Com Inc.*                                                                                                    11,200        224,000
Perceptron Inc.*                                                                                              118,800      2,643,300
Photronics Inc.*                                                                                               72,500      1,939,375
Plantronics, Inc.*                                                                                             35,300      1,275,212
Sanmina Corp.*                                                                                                 28,100      1,457,688
Scandinavian Broadcast Systems Corp.*                                                                          84,500      1,848,438
Systems & Computer Technology Corp.*                                                                           51,200      1,017,600




                                       6


                            Portfolio of Investments
                                   (continued)

                                                                                                                             Value
                             Security                                                                     Shares            Note 1A
-------------------------------------------------------------------                                   --------------  --------------

Capital Goods/Technology- (Continued)
-------------------------------------------------------------------
TSX Corporation*                                                                                               75,000      1,612,500
United Waste Systems Inc.*                                                                                     36,100      1,344,725
VTel Corporation*                                                                                              44,700        826,950
                                                                                                                          ----------
                                                                                                                         $59,613,675
                                                                                                                          ----------

Consumer Cyclical- 8.4%
-------------------------------------------------------------------
Affiliated Computer Services Inc.*                                                                             69,600     $2,610,000
Air Express International, Inc.                                                                               102,500      2,357,500
Arbor Drugs Inc.                                                                                               80,800      1,696,800
Big B Inc.                                                                                                    140,000      1,400,000
Carson Pirie Scott & Co.*                                                                                     110,000      2,186,250
Custom Chrome Inc.*                                                                                           111,800      2,585,375
Gadzooks Inc.*                                                                                                 75,000      1,893,750
Grist Mill Inc.*                                                                                               58,900        434,387
                                                                                                                          ----------
                                                                                                                         $15,164,062
                                                                                                                          ----------

Consumer Stable- 46.4%
-------------------------------------------------------------------
Access Health Inc.*                                                                                            50,000     $2,212,500
Advantage Health Corp.*                                                                                        68,400      2,983,950
Advocat Inc.*                                                                                                  85,000        945,625
Agouron Pharmaceuticals Inc.*                                                                                  60,200      1,971,550
Anchor Gaming Co.*                                                                                            110,000      2,502,500
Ballard Medical Products Corp.                                                                                 60,000      1,072,500
BMC Industries Inc.                                                                                           143,400      3,334,050
Cardiometrics Inc.*                                                                                           104,300        795,287
Central Parking Corp.                                                                                          43,700      1,256,375
Conmed Corp.*                                                                                                  82,500      2,062,500
Corvel Corp.*                                                                                                  73,100      2,786,937
Devon Group Inc.*                                                                                              14,500        421,406
Dura Pharmaceuticals, Inc.*                                                                                    51,400      1,786,150
Emcare Holdings Inc.*                                                                                          63,800      1,531,200
FPA Medical Management Inc.*                                                                                  170,100      1,594,688
Genesis Health Ventures Inc.*                                                                                  65,200      2,379,800
Gynecare Inc.*                                                                                                108,900      1,068,581
Healthdyne Technologies Inc.*                                                                                 107,100      1,231,650
Inhale Therapeutic Systems Inc.*                                                                              104,700      1,020,825
Inphynet Medical Management Inc.*                                                                              96,400      2,313,600
Matrix Pharmaceuticals Inc.*                                                                                  109,300      2,049,375
Medcath Inc.*                                                                                                  83,200      1,747,200
Minntech Corporation                                                                                          120,200      2,366,438
Moovies Inc.*                                                                                                 159,800      2,157,300
Myriad Genetics Inc.*                                                                                          31,100      1,014,638
National Surgey Center*                                                                                        70,400      1,619,200



                                       7


                            Portfolio of Investments
                                   (continued)

                                                                                                                             Value
                             Security                                                                     Shares            Note 1A
-------------------------------------------------------------------                                   --------------  --------------

Consumer Stable- (Continued)
-------------------------------------------------------------------
Occusystems Inc.*                                                                                              91,100      1,822,000
On Assignment Inc.*                                                                                           103,100      3,376,525
Orthofix International Corp.*                                                                                  36,800        271,400
Ostex International Inc.*                                                                                      72,200      1,389,850
Patterson Dental Company*                                                                                      76,850      2,074,950
Performance Food Group Co.*                                                                                   142,700      3,389,125
Possis Medical Inc.*                                                                                          110,200      1,776,975
Protocol Systems Inc.*                                                                                        114,700      1,204,350
Quiksilver Inc.*                                                                                               65,000      2,222,187
Richfood Holdings Inc.                                                                                         53,400      1,428,450
Right Management Consultants*                                                                                  95,250      2,214,563
Robert Mondavi Corp.*                                                                                          80,000      2,210,000
Rochester Medical Corp.*                                                                                       76,900      1,076,600
Rural/Metro Corp.*                                                                                             90,000      2,036,250
Scientific Games Holdings Corp.*                                                                               67,700      2,555,675
Sholodge Inc.*                                                                                                 65,214        619,534
Summit Care Corp.*                                                                                             70,000      1,601,250
Tecnol Medical Products Corp.*                                                                                 72,500      1,305,000
Thomas Nelson Inc.                                                                                            168,450      2,189,850
Vertex Pharmaceuticals Inc.*                                                                                  100,000      2,650,000
                                                                                                                          ----------
                                                                                                                         $83,640,359
                                                                                                                          ----------

Energy- 3.3%
-------------------------------------------------------------------
Dawson Geophysical Co.*                                                                                       117,000     $1,096,875
Landmark Graphics Corp.*                                                                                       50,000      1,162,500
Numar Corp.*                                                                                                  115,000      1,279,375
Seitel Inc.*                                                                                                   70,200      2,483,325
                                                                                                                          ----------
                                                                                                                          $6,022,075
                                                                                                                          ----------
Interest Sensitive- 2.6%
-------------------------------------------------------------------
American Travellers Corp.*                                                                                    106,500     $2,995,313
Cellstar Corp.*                                                                                                61,600      1,601,600
                                                                                                                          ----------
                                                                                                                          $4,596,913
                                                                                                                          ----------

Total Stocks                                                                                                            $172,483,609
                                                                                                                        ------------
(identified cost- $137,779,115)


                                                                                    Principal                      Value
Short Term Obligations- 1.7%                         Rate**         Maturity          Amount                     Note 1A
-----------------------------------------------   -------------   -------------   --------------         -------------------

U.S. Government Securities- 0.1%
-----------------------------------------------
Treasury Bills ***                                    5.06%          3/14/96              130,000        $           128,718
Treasury Bills ***                                    5.15           5/16/96              170,000                    166,831
                                                                                                         ---------------------
                                                                                                         $           295,549
                                                                                                         ---------------------


                                       8


                            Portfolio of Investments
                                   (continued)



                                                                                      Principal            Value
                             Security                                                   Amount            Note 1A
-------------------------------------------------------------------                 --------------  -------------------

Repurchase Agreement- 1.6%
-------------------------------------------------------------------
Prudential Bache repurchase agreement
dated 12/29/95, 5.39% due 1/2/96 to pay
$2,802,589 (Collateralized by Federal Home Loan Mortgage
Corp., 6.96%, due 1/1/20, market value $2,857,361) at cost                            $ 2,801,330            $2,801,330
                                                                                    --------------  -------------------


Total Short Term Obligations                                                                                 $3,096,879
                                                                                                    -------------------
(identified cost- $3,096,351)

Total Investments- 97.3%                                                                                   $175,580,488
                                                                                                    -------------------
(identified cost- $140,875,466)

Other assets, less liabilities- 2.7%                                                                         $4,889,478
                                                                                                    -------------------

Net Assets- 100%                                                                                           $180,469,966
                                                                                                    ===================



*     Non-income producing security
**    Rate noted is yield to maturity (unaudited)
***   Denotes all or part of a security pledged as a margin deposit (see Note 6)

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                       Statement of Assets and Liabilities
                                December 31, 1995


Assets
    Investments, at value  (Note 1A) (identified cost, $140,875,466)                                  $175,580,488
    Receivable for investments sold                                                                      7,166,687
    Receivable for Fund shares sold                                                                        120,000
    Interest and dividends receivable                                                                       35,127
    Receivable for daily variation margin on financial futures contracts (Note 6)                           34,687
    Other assets                                                                                             1,003
                                                                                                   ----------------

       Total assets                                                                                   $182,937,992

Liabilities
    Distribution payable                                                              $245,912
    Payable for investments purchased                                                1,917,395
    Accrued investment advisory fee (Note 2)                                           259,340
    Accrued trustee fees (Note 2)                                                        1,783
    Accrued expenses and other liabilities                                              43,596
                                                                               ----------------

       Total liabilities                                                                                $2,468,026
                                                                                                   ----------------

Net Assets                                                                                            $180,469,966
                                                                                                   ================

Net Assets consist of
    Paid - in capital                                                                                 $139,154,962
    Accumulated undistributed net realized gain (loss)                                                   6,582,032
    Net unrealized appreciation (depreciation)                                                          34,732,972
                                                                                                   ----------------

       Total                                                                                          $180,469,966
                                                                                                   ================

Shares of beneficial interest outstanding                                                                3,375,809
                                                                                                   ================

Net asset value, offering price, and redemption price per share                                             $53.46
                                                                                                   ================
    (Net assets/Shares outstanding)



                                       10


                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                             Statement of Operations
                          Year Ended December 31, 1995

Investment income
    Dividend income                                                                                     $353,726
    Interest income                                                                                      302,991
                                                                                                 ----------------

       Total income                                                                                     $656,717

Expenses
    Investment advisory fee (Note 2)                                                 $871,879
    Trustee fees (Note 2)                                                               6,214
    Accounting, custody and transfer agent fees                                       149,069
    Registration costs                                                                 28,602
    Audit services                                                                     22,572
    Legal services                                                                      5,397
    Insurance expense                                                                   2,963
    Miscellaneous                                                                       6,310
                                                                              ----------------

       Total expenses                                                                                 $1,093,006
                                                                                                 ----------------

         Net investment loss                                                                           ($436,289)
                                                                                                 ----------------

Realized and unrealized gain (loss)
    Net realized gain (loss)
       Investment securities                                                      $12,312,982
       Financial futures                                                              520,625
                                                                              ----------------

         Net realized gain (loss)                                                                    $12,833,607

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                      $27,544,486
       Financial futures                                                               27,950
                                                                              ----------------

         Change in net unrealized appreciation (depreciation)                                         27,572,436
                                                                                                 ----------------

        Net gain (loss)                                                                              $40,406,043
                                                                                                 ----------------

         Net increase (decrease) in net assets from operations                                       $39,969,754
                                                                                                 ================

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                       Statement of Changes in Net Assets

                                                                                 Year Ended          Year Ended
                                                                              December 31, 1995   December 31, 1994
                                                                              ------------------ -----------------
Increase (decrease) in Net Assets

From operations:
    Net investment loss                                                             ($436,289)         ($253,939)
    Net realized gain (loss)                                                       12,833,607          7,390,183
    Change in net unrealized appreciation (depreciation)                           27,572,436         (9,878,398)
                                                                              ----------------   ----------------

         Net increase (decrease) in net assets from operations                    $39,969,754        ($2,742,154)
                                                                              ----------------   ----------------

Distributions to shareholders from net realized gains                             ($4,170,634)      ($11,063,125)
                                                                              ----------------   ----------------

Fund share (principal) transactions (Note 4)
    Net proceeds from sale of shares                                              $56,591,350        $33,374,612
    Net asset value of shares issued to shareholders in
      payment of distributions declared                                             3,924,054         10,415,680
    Cost of shares redeemed.                                                      (23,435,868)        (7,534,645)
                                                                              ----------------   ----------------

       Increase (decrease) in net assets from Fund share transactions             $37,079,536        $36,255,647
                                                                              ----------------   ----------------

       Net increase (decrease) in net assets                                      $72,878,656        $22,450,368

Net Assets

    At beginning of period                                                       $107,591,310        $85,140,942
                                                                              ----------------   ----------------

    At end of period                                                             $180,469,966       $107,591,310
                                                                              ================   ================


                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                              Financial Highlights

                                                                              Year Ended December 31,
                                                          ---------------------------------------------------------------------
                                                              1995            1994         1993           1992*           1991*
                                                          ------------   -------------  -----------   -----------   -----------

    Net asset value - beginning of period                   $42.15          $48.97         $39.83        $39.99          $27.57
                                                          ------------   -------------  -----------   -----------   -----------

Income from investment operations
    Net investment income (loss)                                -               -          ($0.07)        ($0.11)        ($0.04)
    Net realized and unrealized gain (loss)                 12.57           (1.84)          11.31           4.00          17.87
                                                          ------------   -------------  -----------   -----------   -----------

       Total from investment operations                    $12.57          ($1.84)         $11.24          $3.89         $17.83
                                                          ------------   -------------  -----------   -----------   -----------

Less distributions declared to shareholders
    From net investment income                                  -               -               -              -              -
    From realized gain                                      (1.26)          (4.98)          (2.10)         (4.05)         (5.35)
    From paid-in capital                                        -               -               -              -          (0.06)
                                                          ------------   -------------  -----------   -----------   -----------

       Total distributions declared to shareholders        ($1.26)         ($4.98)         ($2.10)        ($4.05)        ($5.41)
                                                          ------------   -------------  -----------   -----------   -----------

       Net asset value - end of period                     $53.46          $42.15          $48.97         $39.83         $39.99
                                                          ===========    ===========     ===========   ==========    ===========

Total return                                                29.83%          (3.66%)         28.21%          9.74%         64.71%

Ratios (to average net assets)/Supplemental Data
    Expenses                                                 0.75%           0.79%           0.88%          1.04%          0.87%
    Net Investment Income                                   (0.30)%         (0.27)%         (0.18)         (0.38)         (0.15)%

Portfolio turnover                                            112%            130%            144%           101%            96%

Net assets at end of period (000 omitted)                $180,470        $107,591         $85,141        $50,950        $35,418


  * Audited by other auditors.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                         Notes to Financial Statements

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.   Investment security valuations--

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

B.   Repurchase agreements--

         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

C.   Securities transactions and income--

         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

D.   Federal taxes--

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

E.   Distributions to Shareholders--

         Distributions to shareholders are recorded on the ex-dividend date.

         Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid quarterly at the annual rate of 0.60% of the Fund's average daily net assets. The Fund will pay no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Fund from the investment adviser. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

        (3)     Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  Purchases            Sales
                                               ----------------   --------------

U.S. government securities                          $833,602           $544,810
                                               ================   ==============

Investments (non-U.S. government securities)    $182,170,101       $156,681,177
                                               ================   ==============

(4)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                             Year Ended December 31,
                                                                      ------------------------------------
                                                                           1995                  1994
                                                                      ---------------     ----------------
Shares sold                                                                1,215,183              724,870
Shares issued to shareholders in payment of distributions declared            73,432              245,057
Shares redeemed                                                             (465,355)            (156,117)
                                                                     ================     ================
                                                                             823,260              813,810
                                                                     ================     ================


(5)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:


Aggregate Cost                                           $140,934,793
                                                       ===============

Gross unrealized appreciation                             $40,569,354
Gross unrealized depreciation                              (5,923,659)
                                                       ===============
    Net unrealized appreciation                           $34,645,695
                                                       ===============



(6)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

         Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund uses options to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The fund entered into no such transactions during the year ended December 31, 1995.

     Futures contracts--

         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies.

         At December 31, 1995, the Fund held the following futures contract:

                                                       Expiration      Underlying Face      Unrealized
             Contract                   Position          Date          Amount at Value     Gain/(Loss)
-----------------------------------   --------------  --------------   ----------------- -----------------
Midcap March Futures (70 contracts)       Long           3/16/96           $7,631,750            $18,563
Russell March Futures (7 contracts)       Long           3/16/96            1,117,025              9,387
                                                                       ---------------   ----------------
                                                                            8,748,775             27,950
                                                                       ===============   ================




         At December 31, 1995, the Fund had segregated sufficient securities to cover margin requirements on open future contracts.

--------------------------------------------------------------------------------

         Federal Income Tax Information (Unaudited)

         The amount of long-term capital gain for the Fund for the year ended December 31, 1995 was $2,409,232. This amount may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                       Report of Independent Accountants

         To the Trustees of Standish, Ayer & Wood Investment Trust and the shareholders of Standish Small Capitalization Equity Fund Series:

         We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund Series (the "Fund"), including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period to December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund Series as of December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

         Coopers & Lybrand L.L.P.
         Boston, Massachusetts
         February 13, 1996

                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                 (800) 221-4795

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements:

         Financial Highlights of the following series of the Registrant are included in the related Prospectuses: Standish Equity Fund, Standish Fixed Income Fund, Standish Global Fixed Income Fund and
Standish Small Capitalization Equity Fund.

         The following financial statements are included in the Statements of Additional Information of the above-referenced series of the Registrant:

         Schedule of Portfolio Investments
         Statement of Assets and Liabilities
         Statement of Operations
         Statement of Changes In Net Assets
         Financial Highlights
         Notes to Financial Statements


(b)      Exhibits:

         (1)        Agreement and Declaration of Trust dated
                    August 13, 1986*

         (1A)       Certificate of Designation of Standish Fixed Income
                    Fund**

         (1B)       Certificate of Designation of Standish
                    International Fund**

         (1C)       Certificate of Designation of Standish
                    Securitized Fund**

         (1D)       Certificate of Designation of Standish
                    Short-Term Asset Reserve Fund**

         (1E)       Certificate of Designation of Standish
                    Marathon Fund*

         (1F)       Certificate of Amendment dated November 21,
                    1989*

         (1G)       Certificate of Amendment dated November 29,
                    1989*

         (1H)       Certificate of Amendment dated April 24, 1990*

         (1I)       Certificate of Designation of Standish Equity Fund**

         (1J) Certificate of Designation of Standish International Fixed Income Fund**

         (1K) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund*

         (1L) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund*

         (1M)       Certificate of Designation of Standish Global Fixed
                    Income Fund*

         (1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II**

         (1O)       Certificate of Designation of Standish Tax-
                    Sensitive Small Cap Equity Fund and Standish
                    Tax-Sensitive Equity Fund**

         (2)        Bylaws of the Registrant*

         (3)        Not applicable

         (4)        Not applicable

         (5A) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund**

         (5B) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Short-Term Asset Reserve Fund**

         (5C) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

         (5D) Assignment of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

         (5E) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Intermediate Tax Exempt Bond Fund**

         (5F) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund**

         (5G) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund**

         (5H) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II**

         (5I) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund**

         (5J) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Tax-Sensitive Equity Fund**

         (6) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.***

         (7)        Not applicable

         (8) Master Custody Agreement between the Registrant and Investors Bank & Trust Company**

         (9A) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company***

         (9B) Master Administration Agreement between Registrant and Investors Bank & Trust Company***

         (9C) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant on behalf of Standish Fixed Income Fund, Standish Equity Fund, Standish Small Cap Equity Fund and Standish Global Fixed Income Fund***

         (10A)      Opinion and Consent of Counsel for Standish Fixed Income
                    Fund**

         (10B)      Opinion and Consent of Counsel for Standish Securitized
                    Fund**

         (10C) Opinion and Consent of Counsel for Standish Short-Term Asset Reserve Fund**

         (10D) Opinion and Consent of Counsel for Standish Small Capitalization Equity Fund (formerly Standish Marathon
                    Fund)**

         (10E)      Opinion and Consent of Counsel for Standish Equity
                    Fund**

         (10F)      Opinion and Consent of Counsel for Standish
                    International Fixed Income Fund**

         (10G) Opinion and Consent of Counsel for Standish Intermediate Tax Exempt Bond Fund**

         (10H)      Opinion and Consent of Counsel for Standish
                    Massachusetts Intermediate Tax Exempt Bond Fund**

         (10I) Opinion and Consent of Counsel for Standish Global Fixed Income Fund**

         (10J)      Opinion and Consent of Counsel for the Registrant**

         (11A)      Opinion and Consent of Independent Public Accountants***

         (11B)      Consent of Independent Public Accountants***

         (12)       Not applicable

         (13) Form of Initial Capital Agreement between the Registrant and Standish, Ayer & Wood, Inc.**

         (14)       Not applicable

         (15)       Not applicable

         (16)       Performance Calculations**

         (17A)      Financial Data Schedule of Standish Equity Fund***

         (17B)      Financial Data Schedule of Standish Fixed Income Fund***

         (17C)      Financial Data Schedule of Standish Global Fixed Income
                    Fund***

         (17D) Financial Data Schedule of Standish Small Capitalization Equity Fund***

         (18)       Not applicable

         (19A)      Power of Attorney for Registrant (Richard S. Wood)**

         (19B)      Power of Attorney for Registrant (David W. Murray)**

         (19C)      Power of Attorney for Registrant (Samuel C. Fleming)**

         (19D)      Power of Attorney for Registrant (Benjamin M.
                    Friedman)**

         (19E)      Power of Attorney for Registrant (John H. Hewitt)**

         (19F)      Power of Attorney for Registrant (Edward H. Ladd)**

         (19G)      Power of Attorney for Registrant (Caleb Loring III)**

         (19H)      Power of Attorney for Registrant (D. Barr Clayson)**

         (19I) Power of Attorney for Standish, Ayer & Wood Master Portfolio (Richard S. Wood)***

         (19J) Power of Attorney for Standish, Ayer & Wood Master Portfolio (Samuel C. Fleming, Benjamin M. Friedman, John
                    H. Hewitt, Edward H. Ladd, Caleb Loring III, Richard S. Wood and D. Barr Clayson)***

         --------------------
         *          Filed as an exhibit to Registration
                    Statement No. 33-10615 and incorporated
                    herein by reference thereto.
         **         Filed as an exhibit to Registration
                    Statement No. 33-8214 and incorporated
                    herein by reference thereto.
         ***        Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant

         No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.          Number of Holders of Securities

         Set forth below is the number of record holders, as of February 1, 1996, of the shares of each series of the Registrant.

                                                               Number of Record
         Title of Class                                             Holders
         --------------                                             -------

         Shares of beneficial interest, par value $.01, of:

         Standish Fixed Income Fund                                   424
         Standish Securitized Fund                                    15
         Standish Short-Term Asset
              Reserve Fund                                            110
         Standish International Fixed
              Income Fund                                             194
         Standish Global Fixed Income Fund                            49
         Standish Equity Fund                                         146
         Standish Small Capitalization
              Equity Fund                                             416
         Standish Massachusetts Intermediate
              Tax Exempt Bond Fund                                    85
         Standish Intermediate Tax Exempt
              Bond Fund                                               100
         Standish International Equity Fund                           212
         Standish Controlled Maturity Fund                            10
         Standish Fixed Income Fund II                                4
         Standish Small Cap Tax-Sensitive
           Equity Fund                                                45
         Standish Tax-Sensitive Equity Fund                           23

Item 27.          Indemnification

         Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisers

         The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to all series of the Registrant other than Standish International Equity Fund, Standish Global Fixed Income Fund Standish International Fixed Income Fund are listed on the Form ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

         The business and other connections of the officers and partners of Standish International Management Company, L.P. ("Standish International"), the investment adviser to Standish International Equity Fund, Standish Global Fixed Income Fund and Standish International Fixed Income Fund, are listed on the Form ADV of Standish International as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

         The following sections of each such Form ADV are incorporated herein by reference:

                  (a)  Items 1 and 2 of Part 2;

                  (b)  Section IV, Business Background, of
                            each Schedule D.

         Item 29.  Principal Underwriter

                  (a) Standish Fund Distributors, L.P. serves or will serve as the principal underwriter of each of the series of the Registrant as listed in Item 26 above.

                  (b)      Directors and Officers of Standish Fund
Distributors, L.P.:





                                     Positions and Offices                      Positions and Offices
Name                                 with Underwriter                           with Registrant
----                                 ----------------                           ---------------


James E. Hollis, III                        Chief Executive Officer                     Vice President

Beverly E. Banfield                         Chief Operating Officer                     Vice President

         The General Partner of Standish Fund Distributors, L.P. is Standish, Ayer & Wood, Inc.

                  (c) Not applicable.


Item 30.  Location of Accounts and Records

         The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 31.  Management Services

         Not applicable

Item 32.  Undertakings

                  (a)      Not applicable.

                  (b) With respect to each of Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Post-Effective Amendment to its Registration Statement registering shares of such Funds.

                  (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement (which meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of March, 1996.


                                                     STANDISH, AYER & WOOD
                                                     INVESTMENT TRUST



                                                     /s/ David W. Murray
                                                     David W. Murray, Treasurer


         The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signature                                     Title                                         Date

Richard S. Wood*                              Trustee and President                         March 25, 1996
----------------------
Richard S. Wood                               (principal executive
                                              officer)


David W. Murray*                              Treasurer (principal                          March 25, 1996
----------------------
David W. Murray                               financial and accounting
                                              officer) and Secretary


D. Barr Clayson*                              Trustee                                       March 25, 1996
D. Barr Clayson


Samuel C. Fleming*                            Trustee                                       March 25, 1996
Samuel C. Fleming


Benjamin M. Friedman*                         Trustee                                       March 25, 1996
Benjamin M. Friedman


John H. Hewitt*                               Trustee                                       March 25, 1996
John H. Hewitt


Edward H. Ladd*                               Trustee                                       March 25, 1996
Edward H. Ladd


Caleb Loring III*                             Trustee                                       March 25, 1996
Caleb Loring III


*By: /s/ David W. Murray
     David W. Murray
     Attorney-In-Fact


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Standish, Ayer & Wood Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, outside the United States on the 25th day of March, 1996.

                                                     STANDISH, AYER & WOOD
                                                     MASTER PORTFOLIO



                                                     /s/ Richard S. Wood*
                                                     Richard S. Wood, President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust has been signed outside the United States by the following persons in their capacities with Standish, Ayer & Wood Master Portfolio and on the date indicated.

Signature                                     Title                                         Date


Richard S. Wood*                              Trustee and President                         March 25, 1996
----------------------
Richard S. Wood                               (principal executive
                                              officer)


D. Barr Clayson*                              Trustee                                       March 25, 1996
D. Barr Clayson


Samuel C. Fleming*                            Trustee                                       March 25, 1996
Samuel C. Fleming


Benjamin M. Friedman*                         Trustee                                       March 25, 1996
Benjamin M. Friedman


John H. Hewitt*                               Trustee                                       March 25, 1996
John H. Hewitt


Edward H. Ladd*                               Trustee                                       March 25, 1996
Edward H. Ladd


 Caleb Loring III*                            Trustee                                       March 25, 1996
Caleb Loring III


*By:  /s/ Susan Jakuboski
      Susan Jakuboski
      Attorney-In-Fact


                                  EXHIBIT INDEX

Exhibit

(6) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.

(9A) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company

(9B) Master Administration Agreement between Registrant and Investors Bank & Trust Company

(9C) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant on behalf of Standish Fixed Income Fund, Standish Equity Fund, Standish Small Cap Equity Fund and Standish Global Fixed Income Fund

(11A)        Opinion and Consent of Independent Public Accountants

(11B)        Consent of Independent Public Accountants

(17A)        Financial Data Schedule of Standish Equity Fund

(17B)        Financial Data Schedule of Standish Fixed Income Fund

(17C)        Financial Data Schedule of Standish Global Fixed Income Fund

(17D)        Financial Data Schedule of Standish Small Capitalization
             Equity Fund

(19I) Power of Attorney for Standish, Ayer & Wood Master Portfolio (Richard S. Wood)

(19J) Power of Attorney for Standish, Ayer & Wood Master Portfolio (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, Edward H. Ladd, Caleb Loring III, Richard S. Wood and D. Barr Clayson)